AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 28, 2015

1933 ACT FILE NO. 333-68740
1940 ACT FILE NO. 811-10487

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[	X	]
Pre-Effective Amendment No.		[		]
Post-Effective Amendment No.	36	[	X	]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[	X	]
Amendment No.	37	[	X	]

(Check appropriate box or boxes.)

HOTCHKIS & WILEY FUNDS
(Exact name of Registrant as Specified in Charter)

725 South Figueroa Street, 39th Floor
Los Angeles, California 90017-5439
(Address of Principal Executive Office) (Zip Code)

(213) 430-1000
Registrant’s Telephone Number, including Area Code

Anna Marie Lopez
725 South Figueroa Street, 39th Floor
Los Angeles, California 90017-5439

(Name and Address of Agent for Service)

Copy to:
Karin Jagel Flynn, Esq.
Joseph M. Mannon, Esq.
Vedder Price P.C.
222 North LaSalle Street
26th Floor
Chicago, IL 60601

It is proposed that this filing will become effective (check appropriate box)
[		]	immediately upon filing pursuant to paragraph (b)
[	X	]	On August 28, 2015 pursuant to paragraph (b)
[		]	60 days after filing pursuant to paragraph (a)(1)
[		]	on (date) pursuant to paragraph (a)(1)
[		]	75 days after filing pursuant to paragraph (a)(2)
[		]	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
[	]	This post-effective amendment designates a new effective date for a previously filed post- effective amendment.

Hotchkis & Wiley Funds
Prospectus
August 28, 2015

Diviersified Value Fund	Global Value Fund
Class I HWCIX Class A HWCAX Class C HWCCX	Class I HWGIX Class A HWGAX Class C (not currently offered)
Large Cap Value Fund Class I HWLIX Class C HWLCX Class R HWLRX	Value Opportunities Fund Class I HWAIX Class A HWAAX Class C HWACX
Mid-Cap Value Fund Class I HWMIX Class A HWMAX Class C HWMCX Class R HWMRX	Capital Income Fund Class I HWIIX Class A HWIAX Class C (not currently offered)
Small Cap Value Fund Class I HWSIX Class A HWSAX Class C HWSCX	High Yield Fund Class I HWHIX Class A HWHAX Class C HWHCX
Small Cap Diversified Value Fund Class I HWVIX Class A HWVAX Class C (not currently offered)

The Securities and Exchange Commission has not approved or disapproved these securities or the accuracy or adequacy of this Prospectus. Any representation to the contraryis a criminal offense.

Table of Contents

Table of Contents - Prospectus

Fund Summary: Hotchkis & Wiley Funds
Diversified Value Fund

Investment Objective.  The Fund seeks capital appreciation.

Fees and Expenses of the Fund.  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in certain Hotchkis & Wiley Funds. More information about these and other discounts is available from your financial professional and in the sections titled “About Class I, Class A, Class C and Class R Shares” beginning on page 39 of the Prospectus and “Purchase of Shares” beginning on page 41 of the Funds’ Statement of Additional Information.

SHAREHOLDER FEES (fees paid directly from your investment)
	Class I	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.25%	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price)	None	None(a)	1.00%
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class A	Class C
Management Fees	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	None	0.25%	1.00%
Other Expenses	0.24%	0.24%	0.24%
Total Annual Fund Operating Expenses	0.99%	1.24%	1.99%
Fee Waiver and/or Expense Reimbursement	-0.04%	-0.04%	-0.04%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(b)	0.95%	1.20%	1.95%
(a)
You may be charged a deferred sales charge of up to 0.75% if you do not pay an initial     sales charge and invest $1 million or more in Class A shares and you redeem your shares within one year after purchase.

(b)
Hotchkis & Wiley Capital Management, LLC (the “Advisor”) has contractually agreed to waive management fees and/or reimburse expenses through October 31, 2016 to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement do not exceed certain limits:  Class I – 0.95%, Class A - 1.20%, Class C - 1.95%. Thereafter, the Advisor may change or eliminate the expense limits only upon 30 days’ prior notice to the Fund’s shareholders.

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same except for the fee waiver/expense reimbursement in effect for the first year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$97	$311	$543	$1,209
Class A	$641	$894	$1,167	$1,943
Class C	$298	$621	$1,069	$2,120

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class I	$97	$311	$543	$1,209
Class A	$641	$894	$1,167	$1,943
Class C	$198	$621	$1,069	$2,120

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 38% of the average value of its portfolio.

Principal Investment Strategy.  The Fund normally invests in equity securities of large capitalization companies that are considered by the Advisor to be undervalued. The Advisor currently considers large cap companies to be those with market capitalizations like those found in the Russell 1000® Index, although the Advisor will generally not purchase stock in a company with a market capitalization of less than $3 billion. The market capitalization range of the Index changes constantly, but as of June 30, 2015, the range was from $1.6 billion to $722.6 billion.  Market capitalization is measured at the time of initial purchase.  The Fund may invest in foreign (non-U.S.) securities.

The Fund seeks to invest in stocks whose future prospects are misunderstood or not fully recognized by the market.  The Fund employs a fundamental value investing approach which seeks to exploit market inefficiencies created by irrational investor behavior. To identify these investment opportunities, the Fund employs a disciplined, bottom-up investment process highlighted by rigorous, internally-generated fundamental research.  With the exception of diversification guidelines, the Fund does not employ predetermined rules for sales; rather, the Fund evaluates each sell candidate based on the candidate’s specific risk and return characteristics which include: 1) relative valuation; 2) fundamental operating trends; 3) deterioration of fundamentals; and 4) diversification guidelines.

HOTCHKIS & WILEY FUNDS	1

Table of Contents - Prospectus

Fund Summary: Hotchkis & Wiley Funds
Diversified Value Fund

Principal Investment Risks.  As with any mutual fund, the value of the Fund’s investments, and therefore the value of its shares, may go down and you could lose all or a portion of your investment in the Fund. Many factors can affect those values.  The factors that are most likely to have a material effect on the Fund’s portfolio as a whole are called “principal risks.”  The principal risks of investing in the Fund are described in this section.

Market Risk.  Market risk is the risk that the market price of securities owned by the Funds may go down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets.

Equity Securities Risk.  Equity securities, both common and preferred stocks, have greater price volatility than fixed income securities.  The market price of equity securities owned by the Fund may go down, sometimes rapidly or unpredictably.  Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented by those markets.

Capitalization Risk. Large cap companies as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small or mid-cap companies.

The Fund may also invest in the securities of mid-cap companies. Investment in mid-cap companies may involve more risk than investing in larger, more established companies. Mid-cap companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. Should a product fail, or if management changes, or if there are other adverse developments, the Fund’s investment in a mid-cap company may lose substantial value.

Management Risk.  The Fund is subject to management risk because it is an actively managed investment portfolio. The Advisor invests in securities that may not necessarily be included in the Fund’s benchmark.  To the extent that the Advisor invests the Fund’s assets in securities that are not in the Fund’s applicable benchmark index, there is a greater risk that the Fund’s performance will deviate from that of the benchmark.  The Advisor does not seek to replicate the performance of any index.

Financial Sector Risk.  The Fund currently invests a significant portion of its assets in companies in the financial sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. This sector can be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and the impact of more stringent capital requirements.

Style Risk.  The Advisor follows an investing style that favors value investments.  Historically, value investments have performed best during periods of economic recovery.  Therefore, the value investing style may over time go in and out of favor.  At times when the value investing style is out of favor, the Fund may underperform other funds that use different investing styles.  Investors should be prepared to tolerate volatility in Fund returns.

Security Selection Risk.  The Advisor may misjudge the risk and/or return potential of a security.  This misjudgment can result in a loss or a significant deviation relative to its benchmarks.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Foreign (Non-U.S.) Investment Risk.  The Fund may invest in foreign (non-U.S.) securities and may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. To the extent that the Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks associated with foreign investments, although the Fund has no current intention to focus on a specific geographic region.

ADR and GDR Risk.  American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depositary's transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through. GDRs can involve currency risk since, unlike ADRs, they may not be U.S. dollar-denominated.

Large Shareholder Risk. Other funds and other significant investors may invest in the Fund. From time to time, the Fund may experience relatively large redemptions or investments from these funds and other significant investors as a result of their rebalancing their portfolios or for other reasons. In the event of such redemptions or investments, the Fund could be required to sell securities or to invest cash at a time when it is not advantageous to do so.

Performance
The following performance information provides some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns.  The bar chart shows changes in the Fund’s performance from year to year for Class I shares.  However, the Fund’s Class A and Class C shares are subject to sales loads.  Sales loads are not reflected in the bar chart and if these amounts were reflected, returns would be less than those shown.  The table, which includes all applicable fees and sales charges, shows how the Fund’s average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance and indices that reflect the market sectors in which the Fund invests.  The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Updated performance is available on the Fund’s website at http://www.hwcm.com/literature or by calling the Fund toll-free at 1-866-HW-FUNDS (1-866-493-8637).

2	HOTCHKIS & WILEY FUNDS

Table of Contents - Prospectus

Fund Summary: Hotchkis & Wiley Funds
Diversified Value Fund

The inception date for the Fund’s Class I, Class A and Class C shares is August 30, 2004.

Calendar Year Total Returns as of December 31

During the period shown in the bar chart, the highest return for a calendar quarter was 24.68% (quarter ended June 30, 2009) and the lowest return for a calendar quarter was -22.50% (quarter ended December 31, 2008). The year-to-date return as of June 30, 2015 was 1.53%.

Average Annual Total Returns
(for the periods ended December 31, 2014)
	1 Year	5 Years	10 Years
Diversified Value Fund
Return Before Taxes – Class I	12.74%	15.76%	5.92%
Return After Taxes on Distributions – Class I	12.09%	15.40%	5.44%
Return After Taxes on Distributions and Sale of Fund Shares – Class I	7.72%	12.73%	4.73%
Return Before Taxes – Class A	6.50%	14.20%	5.08%
Return Before Taxes – Class C	10.58%	14.60%	4.89%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	13.69%	15.45%	7.67%
Russell 1000® Index (reflects no deduction for fees, expenses or taxes)	13.24%	15.64%	7.96%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	13.45%	15.42%	7.30%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for only Class I. After-tax returns for other classes will vary.

Management
Investment Advisor.  Hotchkis & Wiley Capital Management, LLC.

Portfolio Managers.

Investment team member	Primary title with Advisor	Started with the Fund
George H. Davis, Jr.	CEO and Portfolio Manager	2004
Sheldon Lieberman	Portfolio Manager	2004
Patricia McKenna, CFA	Portfolio Manager	2004
Judd Peters, CFA	Portfolio Manager	2004
Scott McBride, CFA	Portfolio Manager	2004

Purchase and Sale of Fund Shares.  You may purchase, exchange or redeem Fund shares on any business day by written request via mail (Hotchkis & Wiley Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701) or through a broker-dealer or other financial intermediary.  You may also purchase Fund shares by wire transfer.  You may exchange or redeem Fund shares by telephone at 1-866-HW-FUNDS (1-866-493-8637).

The minimum initial investment for Class I shares is $1 million.  For Class A and Class C shares, the minimum initial investment in the Fund is $2,500 for regular accounts and $1,000 for IRAs.  The minimum subsequent investment in the Fund for all share classes is generally $100.

Tax Information.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA.  Such tax-advantaged arrangements may be taxed later upon a withdrawal from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries.  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Advisor may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

HOTCHHKIS & WILEY	3

Table of Contents - Prospectus

Fund Summary: Hotchkis & Wiley Funds
Large Cap Value Fund

Investment Objectives.  The Fund seeks current income and long-term growth of income, as well as capital appreciation.

Fees and Expenses of the Fund.  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in certain Hotchkis & Wiley Funds. More information about these and other discounts is available from your financial professional and in the sections titled “About  Class I, Class A, Class C and Class R Shares” beginning on page 39 of the Prospectus and “Purchase of Shares” beginning on page 41 of the Funds’ Statement of Additional Information.

SHAREHOLDER FEES (fees paid directly from your investment)
	Class I	Class A	Class C	Class R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.25%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price)	None	None(a)	1.00%	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class A	Class C	Class R
Management Fees	0.75%	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	None	0.25%	1.00%	0.50%
Other Expenses	0.24%	0.24%	0.24%	0.24%
Total Annual Fund Operating Expenses	0.99%	1.24%	1.99%	1.49%
(a)
You may be charged a deferred sales charge of up to 0.75% if you do not pay an initial sales charge and invest $1 million or more in Class A shares and you redeem your shares within one year after purchase.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$101	$315	$547	$1,213
Class A	$645	$898	$1,170	$1,946
Class C	$302	$624	$1,073	$2,123
Class R	$152	$471	$813	$1,779

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class I	$101	$315	$547	$1,213
Class A	$645	$898	$1,170	$1,946
Class C	$202	$624	$1,073	$2,123
Class R	$152	$471	$813	$1,779

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 39% of the average value of its portfolio.

Principal Investment Strategy.  The Fund normally invests at least 80% of its net assets plus borrowings for investment purposes in equity securities of large capitalization companies.  Hotchkis & Wiley Capital Management, LLC (the “Advisor”) currently considers large cap companies to be those with market capitalizations like those found in the Russell 1000® Index. The market capitalization range of the Index changes constantly, but as of June 30, 2015, the range was from $1.6 billion to $722.6 billion, although the Advisor will generally not purchase stock in a company with a market capitalization of less than $3 billion. Market capitalization is measured at the time of initial purchase.  The Fund also invests in stocks with high cash dividends or payout yields relative to the market.  The Fund may invest in foreign (non-U.S.) securities.

The Fund seeks to invest in stocks whose future prospects are misunderstood or not fully recognized by the market.  The Fund employs a fundamental value investing approach which seeks to exploit market inefficiencies created by irrational investor behavior. To identify these investment opportunities, the Fund employs a disciplined, bottom-up investment process highlighted by rigorous, internally-generated fundamental research.  With the exception of diversification guidelines, the Fund does not employ predetermined rules for sales; rather, the Fund evaluates each sell candidate based on the candidate’s specific risk and return characteristics which include: 1) relative valuation; 2) fundamental operating trends; 3) deterioration of fundamentals; and 4) diversification guidelines.

Principal Investment Risks.  As with any mutual fund, the value of the Fund’s investments, and therefore the value of its shares, may go down and you could lose all or a portion of your investment in the Fund.  Many factors can affect those values.  The factors that are most likely to have a material effect on the Fund’s portfolio as a whole are called “principal risks.”  The principal risks of investing in the Fund are described in this section.

4	HOTCHKIS & WILEY

Table of Contents - Prospectus

Fund Summary: Hotchkis & Wiley Funds
Large Cap Value Fund

Market Risk. Market risk is the risk that the market price of securities owned by the Fund may go down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets.

Equity Securities Risk.  Equity securities, both common and preferred stocks, have greater price volatility than fixed income securities.  The market price of equity securities owned by the Fund may go down, sometimes rapidly or unpredictably.  Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented by those markets.

Capitalization Risk.    Large cap companies as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small or mid-cap companies.

The Fund may also invest in the securities of mid-cap companies. Investment in mid-cap companies may involve more risk than investing in larger, more established companies. Mid-cap companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. Should a product fail, or if management changes, or if there are other adverse developments, the Fund’s investment in a mid-cap company may lose substantial value.

Management Risk.  The Fund is subject to management risk because it is an actively managed investment portfolio. The Advisor invests in securities that may not necessarily be included in the Fund’s benchmark.  To the extent that the Advisor invests the Fund’s assets in securities that are not in the Fund’s applicable benchmark index, there is a greater risk that the Fund’s performance will deviate from that of the benchmark.  The Advisor does not seek to replicate the performance of any index.

Financial Sector Risk.  The Fund currently invests a significant portion of its assets in companies in the financial sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. This sector can be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and the impact of more stringent capital requirements.

Style Risk.  The Advisor follows an investing style that favors value investments.  Historically, value investments have performed best during periods of economic recovery.  Therefore, the value investing style may over time go in and out of favor.  At times when the value investing style is out of favor, the Fund may underperform other funds that use different investing styles.  Investors should be prepared to tolerate volatility in Fund returns.

Security Selection Risk.  The Advisor may misjudge the risk and/or return potential of a security.  This misjudgment can result in a loss or a significant deviation relative to its benchmarks.

Issuer Risk.  The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Foreign (Non-U.S.) Investment Risk.  The Fund may invest in foreign (non-U.S.) securities and may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. To the extent that the Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks associated with foreign investments, although the Fund has no current intention to focus on a specific geographic region.

ADR and GDR Risk.  American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depositary's transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through. GDRs can involve currency risk since, unlike ADRs, they may not be U.S. dollar-denominated.

Large Shareholder Risk. Other funds and other significant investors may invest in the Fund. From time to time, the Fund may experience relatively large redemptions or investments from these funds and other significant investors as a result of their rebalancing their portfolios or for other reasons. In the event of such redemptions or investments, the Fund could be required to sell securities or to invest cash at a time when it is not advantageous to do so.

Performance
The following performance information provides some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns.  The bar chart shows changes in the Fund’s performance from year to year for Class I shares (the class with the longest period of annual returns).  However, the Fund’s Class A and Class C shares are subject to sales loads.  Sales loads are not reflected in the bar chart and if these amounts were reflected, returns would be less than those shown.  The table, which includes all applicable fees and sales charges, shows how the Fund’s average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance and indices that reflect the market sectors in which the Fund invests.  The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Updated performance is available on the Fund’s website at http://www.hwcm.com/literature or by calling the Fund toll-free at 1-866-HW-FUNDS (1-866-493-8637).

HOTCHKIS & WILEY	5

Table of Contents - Prospectus

Fund Summary: Hotchkis & Wiley Funds
Large Cap Value Fund

The inception dates for the Fund’s Class I, Class A, Class C and Class R shares are June 24, 1987, October 26, 2001, February 4, 2002, and August 28, 2003, respectively.

Calendar Year Total Returns as of December 31

During the period of time shown in the bar chart, the highest return for a calendar quarter was 25.16% (quarter ended June 30, 2009) and the lowest return for a calendar quarter was -24.62% (quarter ended December 31, 2008). The year-to-date return as of June 30, 2015 was 0.89%.

Average Annual Total Returns
(for the periods ended December 31, 2014)
	1 Year	5 Years	10 Years
Large Cap Value Fund
Return Before Taxes – Class I	13.49%	16.70%	5.28%
Return After Taxes on Distributions – Class I	12.69%	16.29%	4.70%
Return After Taxes on Distributions and Sale of Fund Shares – Class I	8.24%	13.53%	4.23%
Return Before Taxes – Class A	7.24%	15.16%	4.43%
Return Before Taxes – Class C	11.32%	15.54%	4.27%
Return Before Taxes – Class R	12.93%	16.12%	4.74%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	13.69%	15.45%	7.67%
Russell 1000® Index (reflects no deduction for fees, expenses or taxes)	13.24%	15.64%	7.96%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	13.45%	15.42%	7.30%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for only Class I. After-tax returns for other classes will vary.

Management
Investment Advisor.  Hotchkis & Wiley Capital Management, LLC.

Portfolio Managers.

Investment team member	Primary title with Advisor	Started with the Fund
George H. Davis, Jr.	CEO and Portfolio Manager	1988
Sheldon Lieberman	Portfolio Manager	1994
Patricia McKenna, CFA	Portfolio Manager	1995
Judd Peters, CFA	Portfolio Manager	1999
Scott McBride, CFA	Portfolio Manager	2001

Purchase and Sale of Fund Shares.  You may purchase, exchange or redeem Fund shares on any business day by written request via mail (Hotchkis & Wiley Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701) or through a broker-dealer or other financial intermediary.  You may also purchase Fund shares by wire transfer.  You may exchange or redeem Fund shares by telephone at 1-866-HW-FUNDS (1-866-493-8637).

The minimum initial investment for Class I shares is $1 million. For Class A, Class C and Class R shares, the minimum initial investment in the Fund is $2,500 for regular accounts and $1,000 for IRAs.  The minimum subsequent investment in the Fund for all share classes is generally $100.

Tax Information.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA.  Such tax-advantaged arrangements may be taxed later upon a withdrawal from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries.  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Advisor may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

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Table of Contents - Prospectus

Fund Summary: Hotchkis & Wiley Funds
Mid-Cap Value Fund

Investment Objective.  The Fund seeks capital appreciation.

Fees and Expenses of the Fund.  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in certain Hotchkis & Wiley Funds. More information about these and other discounts is available from your financial professional and in the sections titled “About Class I, Class A, Class C and Class R Shares” beginning on page 39 of the Prospectus and “Purchase of Shares” beginning on page 41 of the Funds’ Statement of Additional Information.

SHAREHOLDER FEES (fees paid directly from your investment)
	Class I	Class A	Class C	Class R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.25%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price)	None	None(a)	1.00%	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class A	Class C	Class R
Management Fees	0.75%	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	None	0.25%	1.00%	0.50%
Other Expenses	0.25%	0.25%	0.25%	0.25%
Total Annual Fund Operating Expenses	1.00%	1.25%	2.00%	1.50%
(a)
You may be charged a deferred sales charge of up to 0.75% if you do not pay an initial sales charge and invest $1 million or more in Class A shares and you redeem your shares within one year after purchase.

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$102	$318	$552	$1,225
Class A	$646	$901	$1,175	$1,957
Class C	$303	$627	$1,078	$2,134
Class R	$153	$474	$818	$1,791

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class I	$102	$318	$552	$1,225
Class A	$646	$901	$1,175	$1,957
Class C	$203	$627	$1,078	$2,134
Class R	$153	$474	$818	$1,791

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 54% of the average value of its portfolio.

Principal Investment Strategy.  The Fund normally invests at least 80% of its net assets plus borrowings for investment purposes in equity securities of mid-capitalization companies.  Hotchkis & Wiley Capital Management, LLC (the “Advisor”) currently considers mid-cap companies to be those with market capitalizations like those found in the Russell Midcap® Index. The market capitalization range of the Index changes constantly, but as of June 30, 2015, the range was from $1.6 billion to $28.1 billion. Market capitalization is measured at the time of initial purchase.  The Fund may invest in the securities of small capitalization companies and in foreign (non-U.S.) securities.

The Fund seeks to invest in stocks whose future prospects are misunderstood or not fully recognized by the market.  The Fund employs a fundamental value investing approach which seeks to exploit market inefficiencies created by irrational investor behavior. To identify these investment opportunities, the Fund employs a disciplined, bottom-up investment process highlighted by rigorous, internally-generated fundamental research.  With the exception of diversification guidelines, the Fund does not employ predetermined rules for sales; rather, the Fund evaluates each sell candidate based on the candidate’s specific risk and return characteristics which include: 1) relative valuation; 2) fundamental operating trends; 3) deterioration of fundamentals; and 4) diversification guidelines.

Principal Investment Risks.  As with any mutual fund, the value of the Fund’s investments, and therefore the value of its shares, may go down and you could lose all or a portion of your investment in the Fund.  Many factors can affect those values.  The factors that are most likely to have a material effect on the Fund’s portfolio as a whole are called “principal risks.”  The principal risks of investing in the Fund are described in this section.

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Fund Summary: Hotchkis & Wiley Funds
Mid-Cap Value Fund

Market Risk.  Market risk is the risk that the market price of securities owned by the Fund may go down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets.

Equity Securities Risk.  Equity securities, both common and preferred stocks, have greater price volatility than fixed income securities.  The market price of equity securities owned by the Fund may go down, sometimes rapidly or unpredictably.  Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented by those markets.

Capitalization Risk.  Investment in small and mid-cap companies may involve more risk than investing in larger, more established companies. Small and mid-cap companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. Should a product fail, or if management changes, or if there are other adverse developments, the Fund’s investment in a small or mid-cap company may lose substantial value.

Management Risk.  The Fund is subject to management risk because it is an actively managed investment portfolio. The Advisor invests in securities that may not necessarily be included in the Fund’s benchmark.  To the extent that the Advisor invests the Fund’s assets in securities that are not in the Fund’s applicable benchmark index, there is a greater risk that the Fund’s performance will deviate from that of the benchmark.  The Advisor does not seek to replicate the performance of any index.

Financial Sector Risk.  The Fund currently invests a significant portion of its assets in companies in the financial sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. This sector can be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and the impact of more stringent capital requirements.

Style Risk.  The Advisor follows an investing style that favors value investments.  Historically, value investments have performed best during periods of economic recovery.  Therefore, the value investing style may over time go in and out of favor.  At times when the value investing style is out of favor, the Fund may underperform other funds that use different investing styles.  Investors should be prepared to tolerate volatility in Fund returns.

Security Selection Risk.  The Advisor may misjudge the risk and/or return potential of a security.  This misjudgment can result in a loss or a significant deviation relative to its benchmarks.

Issuer Risk.  The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Foreign (Non-U.S.) Investment Risk.  The Fund may invest in foreign (non-U.S.) securities and may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. To the extent that the Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks associated with foreign investments, although the Fund has no current intention to focus on a specific geographic region.

Large Shareholder Risk. Other funds and other significant investors may invest in the Fund. From time to time, the Fund may experience relatively large redemptions or investments from these funds and other significant investors as a result of their rebalancing their portfolios or for other reasons. In the event of such redemptions or investments, the Fund could be required to sell securities or to invest cash at a time when it is not advantageous to do so.

Performance
The following performance information provides some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns.  The bar chart shows changes in the Fund’s performance from year to year for Class I shares (the class with the longest period of annual returns).  However, the Fund’s Class A and Class C shares are subject to sales loads.  Sales loads are not reflected in the bar chart and if these amounts were reflected, returns would be less than those shown.  The table, which includes all applicable fees and sales charges, shows how the Fund’s average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance and an index that reflects the market sectors in which the Fund invests.  The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Updated performance is available on the Fund’s website at http://www.hwcm.com/literature or by calling the Fund toll-free at 1-866-HW-FUNDS (1-866-493-8637).

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Fund Summary: Hotchkis & Wiley Funds
Mid-Cap Value Fund

The inception dates for the Fund’s Class I, Class A, Class C and Class R shares are January 2, 1997, January 2, 2001, January 2, 2001 and August 28, 2003, respectively.

Calendar Year Total Returns as of December 31

During the period shown in the bar chart, the highest return for a quarter was 29.32% (quarter ended June 30, 2009) and the lowest return for a quarter was -26.84% (quarter ended September 30, 2011). The year-to-date return as of June 30, 2015 was -1.58%.

Average Annual Total Returns
(for the periods ended December 31, 2014)
	1 Year	5 Years	10 Years
Mid-Cap Value Fund
Return Before Taxes – Class I	12.18%	20.83%	9.42%
Return After Taxes on Distributions – Class I	9.52%	20.20%	8.49%
Return After Taxes on Distributions and Sale of Fund Shares – Class I	8.83%	17.03%	7.58%
Return Before Taxes – Class A	6.01%	19.22%	8.56%
Return Before Taxes – Class C	10.06%	19.64%	8.42%
Return Before Taxes – Class R	11.61%	20.24%	8.88%
Russell Midcap® Index (reflects no deduction for fees, expenses or taxes)	13.22%	17.19%	9.56%
Russell Midcap® Value Index (reflects no deduction for fees, expenses or taxes)	14.75%	17.43%	9.43%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for only Class I. After-tax returns for other classes will vary.

Management
Investment Advisor.  Hotchkis & Wiley Capital Management, LLC.

Portfolio Managers.

Investment team member	Primary title with Advisor	Started with the Fund
George H. Davis, Jr.	CEO and Portfolio Manager	1997
Stan Majcher, CFA	Portfolio Manager	1997
James Miles	Portfolio Manager	1997

Purchase and Sale of Fund Shares.  You may purchase, exchange or redeem Fund shares on any business day by written request via mail (Hotchkis & Wiley Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701) or through a broker-dealer or other financial intermediary.  You may also purchase Fund shares by wire transfer.  You may exchange or redeem Fund shares by telephone at 1-866-HW-FUNDS (1-866-493-8637).

The minimum initial investment for Class I shares is $1 million. For Class A, Class C and Class R shares, the minimum initial investment in the Fund is $2,500 for regular accounts and $1,000 for IRAs.  The minimum subsequent investment in the Fund for all share classes is generally $100.

The availability of the Fund to new investors is limited.  New investors in the Fund must meet certain exceptions as listed in the “Small Cap Value Fund and Mid-Cap Value Fund – Limited Availability” section of the Prospectus.

Tax Information.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA.  Such tax-advantaged arrangements may be taxed later upon a withdrawal from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries.  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Advisor may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

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Fund Summary: Hotchkis & Wiley Funds
Small Cap Value Fund

Investment Objective.  The Fund seeks capital appreciation.

Fees and Expenses of the Fund.  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in certain Hotchkis & Wiley Funds. More information about these and other discounts is available from your financial professional and in the sections titled “About  Class I, Class A, Class C and Class R Shares” beginning on page 39 of the Prospectus and “Purchase of Shares” beginning on page 41 of the Funds’ Statement of Additional Information.

SHAREHOLDER FEES (fees paid directly from your investment)
	Class I	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.25%	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price)	None	None(a)	1.00%
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class A	Class C
Management Fees	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	None	0.25%	1.00%
Other Expenses(b)	0.32%	0.32%	0.32%
Total Annual Fund Operating Expenses(c)	1.07%	1.32%	2.07%
(a)
You may be charged a deferred sales charge of up to 0.75% if you do not pay an initial sales charge and invest $1 million or more in Class A shares and you redeem your shares within one year after purchase.

(b)
 “Other Expenses” includes Acquired Fund Fees and Expenses (“AFFE”) that did not exceed 0.01% of the Fund’s average net assets.  AFFE are indirect fees and expenses that the Fund incurs from investing in the shares of other investment companies, including money market funds and other mutual funds, closed-end funds, or business development companies.

(c)
The Total Annual Fund Operating Expenses for the Fund do not correlate to the Ratios to Average Net Assets-Expenses, net of reimbursement/waiver in the “Financial Highlights,” which reflects the operating expenses of the Fund and does not include indirect expenses such as AFFE.

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$109	$340	$590	$1,306
Class A	$652	$921	$1,210	$2,032
Class C	$310	$649	$1,114	$2,208

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class I	$109	$340	$590	$1,306
Class A	$652	$921	$1,210	$2,032
Class C	$210	$649	$1,114	$2,208

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 43% of the average value of its portfolio.

Principal Investment Strategy.  The Fund normally invests at least 80% of its net assets plus borrowings for investment purposes in equity securities of small capitalization companies.  Hotchkis & Wiley Capital Management, LLC (the “Advisor”) currently considers small cap companies to be those with market capitalizations like those found in the Russell 2000® Index.  The market capitalization range of the Index changes constantly, but as of June 30, 2015, the range was from $100 million to $4.7 billion.  Market capitalization is measured at the time of initial purchase.  The Fund may invest in foreign (non-U.S.) securities.

The Fund seeks to invest in stocks whose future prospects are misunderstood or not fully recognized by the market.  The Fund employs a fundamental value investing approach which seeks to exploit market inefficiencies created by irrational investor behavior. To identify these investment opportunities, the Fund employs a disciplined, bottom-up investment process that relies on rigorous, internally-generated fundamental research.  The Fund seeks concentration exposure to these investment opportunities by holding approximately 50-90 securities. With the exception of diversification guidelines, the Fund does not employ predetermined rules for sales; rather, the Fund evaluates each sell candidate based on the candidate’s specific risk and return characteristics which include: 1) relative valuation; 2) fundamental operating trends; 3) deterioration of fundamentals; and 4) diversification guidelines.

Principal Investment Risks.  As with any mutual fund, the value of the Fund’s investments, and therefore the value of its shares, may go down and you could lose all or a portion of your investment in the Fund.  Many factors can affect those values.  The factors that are most likely to have a material effect on the Fund’s portfolio as a whole are called “principal risks.”  The principal risks of investing in the Fund are described in this section.

Market Risk.  Market risk is the risk that the market price of securities owned by the Fund may go down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets.

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Equity Securities Risk.  Equity securities, both common and preferred stocks, have greater price volatility than fixed income securities.  The market price of equity securities owned by the Fund may go down, sometimes rapidly or unpredictably.  Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented by those markets.

Capitalization Risk.  Investment in small and mid-cap companies may involve more risk than investing in larger, more established companies. Small and mid-cap companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. Should a product fail, or if management changes, or if there are other adverse developments, the Fund’s investment in a small or mid-cap company may lose substantial value.

Management Risk.  The Fund is subject to management risk because it is an actively managed investment portfolio. The Advisor invests in securities that may not necessarily be included in the Fund’s benchmark.  To the extent that the Advisor invests the Fund’s assets in securities that are not in the Fund’s applicable benchmark index, there is a greater risk that the Fund’s performance will deviate from that of the benchmark.  The Advisor does not seek to replicate the performance of any index.

Industrial Sector Risk. The Fund currently invests a significant portion of its assets in companies in the industrial sector. The industrial sector can be significantly affected by, among other things, worldwide economic growth, supply and demand for specific products and services, rapid technological developments, and government regulation.

Style Risk.  The Advisor follows an investing style that favors value investments.  Historically, value investments have performed best during periods of economic recovery.  Therefore, the value investing style may over time go in and out of favor.  At times when the value investing style is out of favor, the Fund may underperform other funds that use different investing styles.  Investors should be prepared to tolerate volatility in Fund returns.

Security Selection Risk.  The Advisor may misjudge the risk and/or return potential of a security.  This misjudgment can result in a loss or a significant deviation relative to its benchmark.

Issuer Risk.  The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Foreign (Non-U.S.) Investment Risk.  The Fund may invest in foreign (non-U.S.) securities and may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. To the extent that the Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks associated with foreign investments, although the Fund has no current intention to focus on a specific geographic region.

Large Shareholder Risk. Other funds and other significant investors may invest in the Fund. From time to time, the Fund may experience relatively large redemptions or investments from these funds and other significant investors as a result of their rebalancing their portfolios or for other reasons. In the event of such redemptions or investments, the Fund could be required to sell securities or to invest cash at a time when it is not advantageous to do so.

Performance
The following performance information provides some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns.  The bar chart shows changes in the Fund’s performance from year to year for Class I shares (the class with the longest period of annual returns).  However, the Fund’s Class A and Class C shares are subject to sales loads.  Sales loads are not reflected in the bar chart and if these amounts were reflected, returns would be less than those shown.  The table, which includes all applicable fees and sales charges, shows how the Fund’s average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance and an index that reflects the market sectors in which the Fund invests.  The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Updated performance is available on the Fund’s website at http://www.hwcm.com/literature or by calling the Fund toll-free at 1-866-HW-FUNDS (1-866-493-8637).

The inception dates for the Fund’s Class I, Class A and Class C shares are September 20, 1985, October 6, 2000 and February 4, 2002, respectively.

Calendar Year Total Returns as of December 31

During the period shown in the bar chart, the highest return for a quarter was 37.79% (quarter ended June 30, 2009) and the lowest return for a quarter was -36.97% (quarter ended December 31, 2008). The year-to-date return as of June 30, 2015 was 1.78%.

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Table of Contents - Prospectus

Average Annual Total Returns
(for the periods ended December 31, 2014)
	1 Year	5 Years	10 Years
Small Cap Value Fund
Return Before Taxes – Class I	11.43%	20.72%	8.18%
Return After Taxes on Distributions – Class I	8.19%	19.44%	6.95%
Return After Taxes on Distributions and Sale of Fund Shares – Class I	8.61%	16.76%	6.44%
Return Before Taxes – Class A	5.32%	19.12%	7.33%
Return Before Taxes – Class C	9.32%	19.52%	7.21%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	4.89%	15.55%	7.77%
Russell 2000® Value Index (reflects no deduction for fees, expenses or taxes)	4.22%	14.26%	6.89%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for only Class I. After-tax returns for other classes will vary.

Management
Investment Advisor.  Hotchkis & Wiley Capital Management, LLC.

Portfolio Managers.

Investment team member	Primary title with Advisor	Started with the Fund
David Green, CFA	Portfolio Manager	1997
James Miles	Portfolio Manager	1995

Purchase and Sale of Fund Shares.  You may purchase, exchange or redeem Fund shares on any business day by written request via mail (Hotchkis & Wiley Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701) or through a broker-dealer or other financial intermediary.  You may also purchase Fund shares by wire transfer.  You may exchange or redeem Fund shares by telephone at 1-866-HW-FUNDS (1-866-493-8637).

The minimum initial investment for Class I shares is $1 million. For Class A and Class C shares, the minimum initial investment in the Fund is $2,500 for regular accounts and $1,000 for IRAs.  The minimum subsequent investment in the Fund for all share classes is generally $100.

The availability of the Fund to new investors is limited.  New investors in the Fund must meet certain exceptions as listed in the “Small Cap Value Fund and Mid-Cap Value Fund – Limited Availability” section of the Prospectus.

Tax Information.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA.  Such tax-advantaged arrangements may be taxed later upon a withdrawal from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries.  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Advisor may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

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Table of Contents - Prospectus

Fund Summary: Hotchkis & Wiley Funds
Small Cap Diversified Value Fund

Investment Objective.  The Fund seeks capital appreciation.

Fees and Expenses of the Fund.  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in certain Hotchkis & Wiley Funds. More information about these and other discounts is available from your financial professional and in the sections titled “About  Class I, Class A, Class C and Class R Shares” beginning on page 39 of the Prospectus and “Purchase of Shares” beginning on page 41 of the Funds’ Statement of Additional Information.

SHAREHOLDER FEES (fees paid directly from your investment)
	Class I	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.25%	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price)	None	None(a)	1.00%
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class A	Class C
Management Fees	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	None	0.25%	1.00%
Other Expenses	3.00%	3.25%	3.00%
Acquired Fund Fees and Expenses(b)	0.10%	0.10%	0.10%
Total Annual Fund Operating Expenses	3.85%	4.35%	4.85%
Fee Waiver and/or Expense Reimbursement	-2.50%	-2.75%	-2.50%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(c)	1.35%	1.60%	2.35%

(a)
You may be charged a deferred sales charge of up to 0.75% if you do not pay an initial sales charge and invest $1 million or more in Class A shares and you redeem your shares within one year after purchase.

(b)
Acquired Fund Fees and Expenses (“AFFE”) are indirect fees and expenses that the Fund incurs from investing in the shares of other investment companies, including money market funds and other mutual funds, closed-end funds, or business development companies. The Total Annual Fund Operating Expenses for the Fund do not correlate to the Ratios to Average Net Assets-Expenses, net of reimbursement/waiver in the “Financial Highlights,” which reflects the operating expenses of the Fund and does not include indirect expenses such as AFFE.

(c)
Hotchkis & Wiley Capital Management, LLC (the “Advisor”) has contractually agreed to waive management fees and/or reimburse expenses through October 31, 2016 to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement do not exceed certain limits:  Class I – 1.25%, Class A – 1.50%, Class C – 2.25%.  AFFE are excluded from these limits.Thereafter, the Advisor may change or eliminate the expense limits only upon 30 days’ prior notice to the Fund’s shareholders.

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same except for the fee waiver/expense reimbursement in effect for the first year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I	$137	$945	$1,771	$3,920
Class A	$679	$1,537	$2,406	$4,629
Class C	$338	$1,235	$2,236	$4,600

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class I	$137	$945	$1,771	$3,920
Class A	$679	$1,537	$2,406	$4,629
Class C	$238	$1,235	$2,236	$4,600

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 40% of the average value of its portfolio.

Principal Investment Strategy.  The Fund normally invests at least 80% of its net assets plus borrowings for investment purposes in equity securities of small capitalization companies.  The Advisor currently considers small cap companies to be those with market capitalizations like those found in the Russell 2000® Index.  The market capitalization range of the Index changes constantly, but as of June 30, 2015, the range was from $100 million to $4.7 billion.  Market capitalization is measured at the time of initial purchase.  The Fund may invest in foreign (non-U.S.) securities.  Under normal conditions, the Fund typically will hold equity securities of approximately 300 to 400 different companies.

The Fund seeks to invest in stocks whose future prospects are misunderstood or not fully recognized by the market. The Fund employs a fundamental value investing approach which seeks to exploit market inefficiencies created by irrational investor behavior. To identify these investment opportunities, the Fund employs a disciplined, bottom-up investment process based on a proprietary model that is augmented with internally-generated fundamental research. The Fund seeks broad diversified exposure to these investment opportunities by holding approximately 300-400 portfolio securities. With the exception of diversification guidelines, the Fund does not employ pre-determined rules for sales; rather, the Fund evaluates each sell candidate based on the candidate’s specific risk and return characteristics which include: 1) relative valuation; 2) fundamental operating trends; 3) deterioration of fundamentals; and 4) diversification guidelines.

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Fund Summary: Hotchkis & Wiley Funds
Small Cap Diversified Value Fund

Principal Investment Risks.  As with any mutual fund, the value of the Fund’s investments, and therefore the value of its shares, may go down and you could lose all or a portion of your investment in the Fund.  Many factors can affect those values.  The factors that are most likely to have a material effect on the Fund’s portfolio as a whole are called “principal risks.”  The principal risks of investing in the Fund are described in this section.

Market Risk.  Market risk is the risk that the market price of securities owned by the Fund may go down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets.

Equity Securities Risk.  Equity securities, both common and preferred stocks, have greater price volatility than fixed income securities.  The market price of equity securities owned by the Fund may go down, sometimes rapidly or unpredictably.  Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented by those markets.

Capitalization Risk.  Investment in small and mid-cap companies may involve more risk than investing in larger, more established companies. Small and mid-cap companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. Should a product fail, or if management changes, or if there are other adverse developments, the Fund’s investment in a small or mid-cap company may lose substantial value.

Management Risk.  The Fund is subject to management risk because it is an actively managed investment portfolio. The Advisor invests in securities that may not necessarily be included in the Fund’s benchmark.  To the extent that the Advisor invests the Fund’s assets in securities that are not in the Fund’s applicable benchmark index, there is a greater risk that the Fund’s performance will deviate from that of the benchmark.  The Advisor does not seek to replicate the performance of any index.

Financial Sector Risk.  The Fund currently invests a significant portion of its assets in companies in the financial sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. This sector can be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and the impact of more stringent capital requirements.

Style Risk.  The Advisor follows an investing style that favors value investments.  Historically, value investments have performed best during periods of economic recovery.  Therefore, the value investing style may over time go in and out of favor.  At times when the value investing style is out of favor, the Fund may underperform other funds that use different investing styles.  Investors should be prepared to tolerate volatility in Fund returns.

Security Selection Risk.  The Advisor may misjudge the risk and/or return potential of a security.  This misjudgment can result in a loss or a significant deviation relative to its benchmark.

Issuer Risk.  The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Foreign (Non-U.S.) Investment Risk.  The Fund may invest in foreign (non-U.S.) securities and may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. To the extent that the Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks associated with foreign investments, although the Fund has no current intention to focus on a specific geographic region.

Performance
Performance information for the Fund is not included because the Fund has not been in operation for a full calendar year. Updated performance is available on the Fund’s website at http://www.hwcm.com/literature or by calling the Fund toll-free at 1-866-HW-FUNDS (1-866-493-8637).

Management
Investment Advisor.  Hotchkis & Wiley Capital Management, LLC.
Portfolio Managers.

Investment team member	Primary title with Advisor	Started with the Fund
Judd Peters, CFA	Portfolio Manager	2014
Ryan Thomes, CFA	Portfolio Analyst	2014

Purchase and Sale of Fund Shares.  You may purchase, exchange or redeem Fund shares on any business day by written request via mail (Hotchkis & Wiley Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701) or through a broker-dealer or other financial intermediary.  You may also purchase Fund shares by wire transfer.  You may exchange or redeem Fund shares by telephone at 1-866-HW-FUNDS (1-866-493-8637).

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Fund Summary: Hotchkis & Wiley Funds
Small Cap Diversified Value Fund

The minimum initial investment for Class I shares is $1 million. For Class A shares, the minimum initial investment in the Fund is $2,500 for regular accounts and $1,000 for individual retirement accounts (“IRAs”).  The minimum subsequent investment in the Fund for all share classes is generally $100.

Tax Information.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA.  Such tax-advantaged arrangements may be taxed later upon a withdrawal from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries.  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Advisor may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

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Fund Summary: Hotchkis & Wiley Funds
Global Value Fund

Investment Objective.  The Fund seeks capital appreciation.

Fees and Expenses of the Fund.  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in certain Hotchkis & Wiley Funds. More information about these and other discounts is available from your financial professional and in the sections titled “About Class I, Class A, Class C and Class R Shares” beginning on page 39 of the Prospectus and “Purchase of Shares” beginning on page 41 in the Funds’ Statement of Additional Information.

SHAREHOLDER FEES (fees paid directly from your investment)
	Class I	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.25%	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price)	None	None(a)	1.00%
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class A	Class C
Management Fees	0.80%	0.80%	0.80%
Distribution and/or Service (12b-1) Fees	None	0.25%	1.00%
Other Expenses	3.54%	3.72%	3.54%
Total Annual Fund Operating Expenses	4.34%	4.77%	5.34%
Fee Waiver and/or Expense Reimbursement	-3.24%	-3.42%	-3.24%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(b)	1.10%	1.35%	2.10%
(a)
You may be charged a deferred sales charge of up to 0.75% if you do not pay an initial sales charge and invest $1 million or more in Class A shares and you redeem your shares within one year after purchase.

(b)
Hotchkis & Wiley Capital Management, LLC (the “Advisor”) has contractually agreed to waive management fees and/or reimburse expenses through October 31, 2016 to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement do not exceed certain limits:  Class I – 1.10%, Class A – 1.35%, Class C – 2.10%. Thereafter, the Advisor may change or eliminate the expense limits only upon 30 days’ prior notice to the Fund’s shareholders.

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same except for the fee waiver/expense reimbursement in effect for the first year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$112	$1,020	$1,940	$4,293
Class A	$655	$1,594	$2,538	$4,915
Class C	$313	$1,308	$2,396	$4,940

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class I	$112	$1,020	$1,940	$4,293
Class A	$655	$1,594	$2,538	$4,915
Class C	$213	$1,308	$2,396	$4,940

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 42% of the average value of its portfolio.

Principal Investment Strategy. The Fund seeks to achieve its objective by investing primarily in U.S. and non-U.S. companies, which may include companies located or operating in established or emerging markets.  Under normal circumstances, the Fund will invest at least 40% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of companies located outside of the U.S.  The Advisor determines where a company is located, and thus whether a company is located outside the U.S. or in an emerging market, by referring to:  its primary stock exchange listing; where it is registered, organized or incorporated; where its headquarters are located; where it derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed; or where at least 50% of its assets are located.  The Fund will allocate its assets among various regions and countries (but in no less than three different countries).  From time to time, a substantial portion of the Fund’s assets may be invested in companies located in a single country.  The Fund invests in companies of any size market capitalization.

In addition to purchasing equity securities on exchanges where the companies are located, the Fund may purchase equity securities on exchanges other than where their companies are domiciled (often traded as dual listed securities) or in the form of Depositary Receipts, which include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) or similar securities. The Fund may also invest in other investment companies, including exchange-traded funds (“ETFs”).  Investments in ETFs based on foreign market indices are considered investments outside the U.S. for purposes of the 40% requirement noted above.

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Fund Summary: Hotchkis & Wiley Funds
Global Value Fund

The Fund will invest primarily in companies located in developed countries, but may invest up to 20% of its assets in emerging markets.  The Fund seeks to invest in stocks whose future prospects are misunderstood or not fully recognized by the market.  The Fund employs a fundamental value investing approach which seeks to exploit market inefficiencies created by irrational investor behavior. To identify these investment opportunities, the Fund employs a disciplined, bottom-up investment process highlighted by rigorous, internally-generated fundamental research.  With the exception of diversification guidelines, the Fund does not employ predetermined rules for sales; rather, the Fund evaluates each sell candidate based on the candidate’s specific risk and return characteristics which include: 1) relative valuation; 2) fundamental operating trends; 3) deterioration of fundamentals; and 4) diversification guidelines.

The Fund may enter into currency contracts (such as spot, forward and futures) to hedge foreign currency exposure.

Principal Investment Risks.  As with any mutual fund, the value of the Fund’s investments, and therefore the value of its shares, may go down and you could lose all or a portion of your investment in the Fund. Many factors can affect those values.  The factors that are most likely to have a material effect on the Fund’s portfolio as a whole are called “principal risks.”  The principal risks of investing in the Fund are described in this section.

Market Risk.  Market risk is the risk that the market price of securities owned by the Fund may go down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets.

Equity Securities Risk.  Equity securities, both common and preferred stocks, have greater price volatility than fixed income securities.  The market price of equity securities owned by the Fund may go down, sometimes rapidly or unpredictably.  Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented by those markets.

Capitalization Risk.  Large cap companies as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small or mid-cap companies. Investments in small and mid-cap companies may involve more risk than investing in larger more established companies.  Small and mid-cap companies may have limited product lines or markets.  They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. Should a product fail, or if management changes, or if there are other adverse developments, the Fund’s investment in a small or mid-cap company may lose substantial value.

Management Risk.  The Fund is subject to management risk because it is an actively managed investment portfolio. The Advisor invests in securities that may not necessarily be included in the Fund’s benchmark.  To the extent that the Advisor invests the Fund’s assets in securities that are not in the Fund’s benchmark index, there is a greater risk that the Fund’s performance will deviate from that of the benchmark.  The Advisor does not seek to replicate the performance of any index.

Financial Sector Risk.  The Fund currently invests a significant portion of its assets in companies in the financial sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. This sector can be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and the impact of more stringent capital requirements.

Style Risk.  The Advisor follows an investing style that favors value investments.  Historically, value investments have performed best during periods of economic recovery.  Therefore, the value investing style may over time go in and out of favor.  At times when the value investing style is out of favor, the Fund may underperform other funds that use different investing styles.  Investors should be prepared to tolerate volatility in Fund returns.

Security Selection Risk.  The Advisor may misjudge the risk and/or return potential of a security.  This misjudgment can result in a loss or a significant deviation relative to its benchmark.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Foreign (Non-U.S.) Investment Risk.  The Fund invests in foreign (non-U.S.) securities and may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers and may suffer from increased foreign government action, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. To the extent that the Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks associated with foreign investments, although the Fund has no current intention to focus on a specific geographic region.

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Fund Summary: Hotchkis & Wiley Funds
Global Value Fund

Emerging Market Risk. Foreign (non-U.S.) investment risk may be particularly high to the extent that the Fund invests in emerging market securities.  These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries.

Currency Risk.  If the Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the Fund’s returns.

ADR and GDR Risk.  ADRs and GDRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depositary's transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through. GDRs can involve currency risk since, unlike ADRs, they may not be U.S. dollar-denominated.

Performance
The following performance information provides some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns.  The bar chart shows the changes in the Fund’s performance from year to year for Class I shares (the class with the longest period of annual returns).  However, the Fund’s Class A and Class C shares are subject to sales loads.  Sales loads are not reflected in the bar chart and if these amounts were reflected, returns would be less than that shown.  The table, which includes all applicable fees and sales charges, shows how the Fund’s average annual returns for 1 year and since inception compare with those of a broad measure of market performance.  The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Performance for Class C shares is not included as Class C shares have yet to commence operations. Updated performance is available on the Fund’s website at http://www.hwcm.com/literature or by calling the Fund toll-free at 1-866-HW-FUNDS (1-866-493-8637).

The inception dates for the Fund’s Class I and Class A shares are December 31, 2012, and August 30, 2013, respectively.  Performance figures prior to the inception date of Class A shares are based on the historical performance of the original share class (Class I) of the Fund adjusted to reflect the higher operating expenses of Class A shares and the sales charge of Class A shares.

Calendar Year Total Returns as of December 31

During the period of time shown in the bar chart, the highest return for a calendar quarter was 10.20% (quarter ended March 31, 2013) and the lowest return for a calendar quarter was -3.53% (quarter ended September 30, 2014). The year-to-date return as of June 30, 2015 was 1.71%.

Average Annual Total Returns
(for the periods ended December 31, 2014)
	1 Year	Since Inception (12/31/12)
Global Value Fund
Return Before Taxes – Class I	2.87%	18.11%
Return After Taxes on Distributions – Class I	0.63%	15.27%
Return After Taxes on Distributions and Sale of Fund Shares – Class I	3.11%	13.42%
Return Before Taxes – Class A	-2.83%	14.67%
Russell Developed Index (reflects no deduction for fees, expenses or taxes)	5.27%	16.25%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for only Class I. After-tax returns for other classes will vary.

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Fund Summary: Hotchkis & Wiley Funds
Global Value Fund

Management
Investment Advisor.  Hotchkis & Wiley Capital Management, LLC.

Portfolio Managers.

Investment team member	Primary title with Advisor	Started with the Fund
Scott McBride, CFA	Portfolio Manager	2012
Judd Peters, CFA	Portfolio Manager	2012
Scott Rosenthal	Portfolio Manager	2012

Purchase and Sale of Fund Shares.  You may purchase, exchange or redeem Fund shares on any business day by written request via mail (Hotchkis & Wiley Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701) or through a broker-dealer or other financial intermediary.  You may also purchase Fund shares by wire transfer.  You may exchange or redeem Fund shares by telephone at 1-866-HW-FUNDS (1-866-493-8637).

The minimum initial investment for Class I shares is $1 million.  For Class A shares, the minimum initial investment in the Fund is $2,500 for regular accounts and $1,000 for IRAs.  The minimum subsequent investment in the Fund for all share classes is generally $100.

Tax Information.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA.  Such tax-advantaged arrangements may be taxed later upon a withdrawal from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries.  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Advisor may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

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Fund Summary: Hotchkis & Wiley Funds
Value Opportunities Fund

Investment Objective.  The Fund seeks capital appreciation.

Fees and Expenses of the Fund.  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in certain Hotchkis & Wiley Funds. More information about these and other discounts is available from your financial professional and in the sections titled “About  Class I, Class A, Class C and Class R Shares” beginning on page 39 of the Prospectus and “Purchase of Shares” beginning on page 41 of the Funds’ Statement of Additional Information.

SHAREHOLDER FEES (fees paid directly from your investment)
	Class I	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.25%	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price)	None	None(a)	1.00%
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class A	Class C
Management Fees	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	None	0.25%	1.00%
Other Expenses(b)	0.22%	0.22%	0.22%
Total Annual Fund Operating Expenses(c)	0.97%	1.22%	1.97%
(a)
You may be charged a deferred sales charge of up to 0.75% if you do not pay an initial sales charge and invest $1 million or more in Class A shares and you redeem your shares within one year after purchase.

( b)
 “Other Expenses” includes Acquired Fund Fees and Expenses (“AFFE”) that did not exceed 0.01% of the Fund’s average net assets.  AFFE are indirect fees and expenses that the Fund incurs from investing in the shares of other investment companies, including money market funds and other mutual funds, closed-end funds, or business development companies.

(c)
The Total Annual Fund Operating Expenses for the Fund do not correlate to the Ratios to Average Net Assets-Expenses, net of reimbursement/waiver in the “Financial Highlights,” which reflects the operating expenses of the Fund and does not include indirect expenses such as AFFE.

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$99	$309	$536	$1,190
Class A	$643	$892	$1,160	$1,925
Class C	$300	$618	$1,062	$2,102

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class I	$99	$309	$536	$1,190
Class A	$643	$892	$1,160	$1,925
Class C	$200	$618	$1,062	$2,102

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 101% of the average value of its portfolio.

Principal Investment Strategy.  The Fund normally invests in equity securities, such as common stock, preferred stock and convertible securities, of any size market capitalization, and investment grade and high yield (“junk bonds”) fixed income securities.  Hotchkis & Wiley Capital Management, LLC (the “Advisor”) selects companies that it believes have strong capital appreciation potential. The Fund may invest in foreign (non-U.S.) securities.

The Fund seeks to invest in stocks whose future prospects are misunderstood or not fully recognized by the market.  The Fund employs a fundamental value investing approach which seeks to exploit market inefficiencies created by irrational investor behavior. To identify these investment opportunities, the Fund employs a disciplined, bottom-up investment process highlighted by rigorous, internally-generated fundamental research.  With the exception of diversification guidelines, the Fund does not employ predetermined rules for sales; rather, the Fund evaluates each sell candidate based on the candidate’s specific risk and return characteristics which include: 1) relative valuation; 2) fundamental operating trends; 3) deterioration of fundamentals; and 4) diversification guidelines.  The Advisor also may engage in active and frequent trading of the Fund’s securities in order to achieve its investment objective and principal investment strategies.

Principal Investment Risks.  As with any mutual fund, the value of the Fund’s investments, and therefore the value of its shares, may go down and you could lose all or a portion of your investment in the Fund.  Many factors can affect those values.  The factors that are most likely to have a material effect on the Fund’s portfolio as a whole are called “principal risks.”  The principal risks of investing in the Fund are described in this section.

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Market Risk.  Market risk is the risk that the market price of securities owned by the Fund may go down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets.

Equity Securities Risk.  Equity securities, both common and preferred stocks, have greater price volatility than fixed income securities.  The market price of equity securities owned by the Fund may go down, sometimes rapidly or unpredictably.  Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented by those markets.

Capitalization Risk.  Large cap companies as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small or mid-cap companies.  Investment in small and mid-cap companies may involve more risk than investing in larger, more established companies. Small and mid-cap companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. Should a product fail, or if management changes, or if there are other adverse developments, the Fund’s investment in a small or mid-cap company may lose substantial value.

Fixed Income Securities Risk.  Fixed income securities, such as bonds, involve credit risk. Credit risk is the risk that the borrower will not make timely payments of principal and interest. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities. Fixed income securities are also subject to interest rate risk.

Management Risk.  The Fund is subject to management risk because it is an actively managed investment portfolio. The Advisor invests in securities that may not necessarily be included in the Fund’s benchmark.  To the extent that the Advisor invests the Fund’s assets in securities that are not in the Fund’s benchmark index, there is a greater risk that the Fund’s performance will deviate from that of the benchmark.  The Advisor does not seek to replicate the performance of any index.

Financial Sector Risk.  The Fund currently invests a significant portion of its assets in companies in the financial sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. This sector can be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and the impact of more stringent capital requirements.

Style Risk.  The Advisor follows an investing style that favors value investments.  Historically, value investments have performed best during periods of economic recovery.  Therefore, the value investing style may over time go in and out of favor.  At times when the value investing style is out of favor, the Fund may underperform other funds that use different investing styles.  Investors should be prepared to tolerate volatility in Fund returns.

Security Selection Risk.  The Advisor may misjudge the risk and/or return potential of a security.  This misjudgment can result in a loss or a significant deviation relative to its benchmark.

Non-Diversification Risk.  The Fund is non-diversified under federal securities laws, meaning the Fund can invest more than 5% of its assets in the securities of any one issuer. Investing in a non-diversified mutual fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in the value of one security may represent a greater portion of the total assets of a non-diversified fund. The Fund’s share values could fluctuate more than those of funds holding more securities in their portfolios.

Issuer Risk.  The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Foreign (Non-U.S.) Investment Risk.  The Fund may invest in foreign (non-U.S.) securities and may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. To the extent that the Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks associated with foreign investments, although the Fund has no current intention to focus on a specific geographic region.

Interest Rate Risk.  Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

Credit Risk.  The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.

High Yield Risk.  The Fund’s investments in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) may subject the Fund to greater levels of credit and liquidity risk than funds that do not invest in such securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment.

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Fund Summary: Hotchkis & Wiley Funds
Value Opportunities Fund

Currency Risk.  If the Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund.

Credit Ratings and Unrated Securities Risks. Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates.  The Fund may purchase unrated securities (which are not rated by a rating agency and may be less liquid) if its portfolio managers determine that the security is of comparable quality to a rated security that the Fund may purchase.  To the extent that the Fund invests in high yield and/or unrated securities, the Fund’s success in achieving its investment objective may depend more heavily on the portfolio managers’ creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities.

Portfolio Turnover Risk.  The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (i.e., over 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities.  Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates for federal income tax purposes).  The trading costs and tax effects associated with portfolio turnover may lower the Fund’s effective return for investors.

Derivatives Risk.  A derivative is a financial contract with a value that depends on, or is derived from, the value of an underlying asset, reference rate or index. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset, as part of a strategy designed to reduce exposure to other risks and/or to manage cash.  The Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments, such as liquidity risk, interest rate risk, market risk, credit risk and management risk.

Performance
The following performance information provides some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns.  The bar chart shows changes in the Fund’s performance from year to year for Class I shares (a class with the longest period of annual returns).  However, the Fund’s Class A and Class C shares are subject to sales loads.  Sales loads are not reflected in the bar chart and if these amounts were reflected, returns would be less than those shown.  The table, which includes all applicable fees and sales charges, shows how the Fund’s average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance.  The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Updated performance is available on the Fund’s website at http://www.hwcm.com/literature or by calling the Fund toll-free at 1-866-HW-FUNDS (1-866-493-8637).

The inception dates for the Fund’s Class I, Class A and Class C shares are December 31, 2002, December 31, 2002 and August 28, 2003, respectively.

Calendar Year Total Returns as of December 31

During the period shown in the bar chart, the highest return for a quarter was 31.30% (quarter ended June 30, 2009) and the lowest return for a quarter was -23.34% (quarter ended September 30, 2011). The year-to-date return as of June 30, 2015 was 5.01%.

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Fund Summary: Hotchkis & Wiley Funds
Value Opportunities Fund

Average Annual Total Returns
(for the periods ended December 31, 2014)
	1 Year	5 Years	10 Years
Value Opportunities Fund
Return Before Taxes – Class I	10.09%	19.73%	9.27%
Return After Taxes on Distributions – Class I	7.51%	18.24%	8.11%
Return After Taxes on Distributions and Sale of Fund Shares – Class I	7.14%	15.80%	7.35%
Return Before Taxes – Class A	4.04%	18.17%	8.41%
Return Before Taxes – Class C	7.96%	18.53%	8.24%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	13.69%	15.45%	7.67%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for only Class I. After-tax returns for other classes will vary.

Management
Investment Advisor.  Hotchkis & Wiley Capital Management, LLC.

Portfolio Managers.

Investment team member	Primary title with Advisor	Started with the Fund
George H. Davis, Jr.	CEO and Portfolio Manager	2002
David Green, CFA	Portfolio Manager	2002

Purchase and Sale of Fund Shares.  You may purchase, exchange or redeem Fund shares on any business day by written request via mail (Hotchkis & Wiley Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701) or through a broker-dealer or other financial intermediary.  You may also purchase Fund shares by wire transfer.  You may exchange or redeem Fund shares by telephone at 1-866-HW-FUNDS (1-866-493-8637).

The minimum initial investment for Class I shares is $1 million.  For Class A and Class C shares, the minimum initial investment in the Fund is $2,500 for regular accounts and $1,000 for IRAs.  The minimum subsequent investment in the Fund for all share classes is generally $100.

Tax Information.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA.  Such tax-advantaged arrangements may be taxed later upon a withdrawal from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries.  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Advisor may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

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Fund Summary: Hotchkis & Wiley Funds
Capital Income Fund

Investment Objectives.  The Fund seeks high current income and long-term growth of income, as well as capital appreciation.

Fees and Expenses of the Fund.  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in the sections titled “About  Class I, Class A, Class C and Class R Shares” beginning on page 39 of the Prospectus and “Purchase of Shares” beginning on page 41 of the Funds’ Statement of Additional Information.

SHAREHOLDER FEES (fees paid directly from your investment)
	Class I	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	4.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price)	None	None(a)	1.00%
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class A	Class C
Management Fees	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	None	0.25%	1.00%
Other Expenses	0.40%	0.40%	0.40%
Total Annual Fund Operating Expenses	1.05%	1.30%	2.05%
Fee Waiver and/or Expense Reimbursement	-0.25%	-0.25%	-0.25%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(b)	0.80%	1.05%	1.80%
(a)
You may be charged a deferred sales charge of up to 0.75% if you do not pay an initial sales charge and invest $1 million or more in Class A shares and you redeem your shares within one year after purchase.

(b)
Hotchkis & Wiley Capital Management, LLC (the “Advisor”) has contractually agreed to waive management fees and/or reimburse expenses through October 31, 2016 to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement do not exceed certain limits: Class I – 0.80%, Class A – 1.05%, Class C – 1.80%.  Thereafter, the Advisor may change or eliminate the expense limits only upon 30 days’ prior notice to the Fund’s shareholders.

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same except for the fee waiver/expense reimbursement in effect for the first year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$82	$309	$555	$1,260
Class A	$577	$844	$1,131	$1,947
Class C	$283	$619	$1,080	$2,167

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class I	$82	$309	$555	$1,260
Class A	$577	$844	$1,131	$1,947
Class C	$183	$619	$1,080	$2,167

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 61% of the average value of its portfolio.

Principal Investment Strategy.  The Fund normally invests in a diversified portfolio of debt and equity securities.  The Fund may shift its investments from one asset class to another based on the Advisor’s analysis of the best opportunities for the Fund’s portfolio in a given market.  The equity securities in which the Fund invests consist primarily of common and preferred stocks with market capitalizations greater than $1 billion.  Debt securities include all varieties of fixed, floating and variable rate instruments, convertible securities and investment grade and below investment grade fixed income securities (commonly known as “junk bonds”).  The average portfolio duration of the fixed income portion of the Fund normally will vary within two years (plus or minus) of the duration of the BofA Merrill Lynch BB-B US High Yield Constrained Index, which as of June 30, 2015 was 4.36 years. The Fund seeks income by selecting investments such as corporate, foreign and U.S. Treasury bonds, as well as stocks with dividend yields that the Advisor believes are attractive.  The Fund may invest up to 100% of its total assets in bonds rated below investment grade, including a portion in defaulted securities.  The Fund may invest up to 25% of its total assets in securities denominated in foreign currencies and may invest without limit in U.S. dollar-denominated securities of foreign issuers. Generally, the Fund may use derivatives as a means of hedging risk and to obtain exposure to markets, currencies, interest rates, sectors and individual issuers.  The derivative instruments that the Fund may normally use include futures, forwards, options, swaps and other similar instruments.

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Fund Summary: Hotchkis & Wiley Funds
Capital Income Fund

In selecting debt securities for the Fund, the Advisor develops an outlook for credit markets, interest rates, currency exchange rates and the economy, analyzes individual credit and call risks, and uses other security selection techniques. The proportion of the Fund’s assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on the Advisor’s outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.
In selecting equity securities for the Fund, the Advisor seeks to invest in undervalued stocks with high cash dividends and strong balance sheets. The Fund employs a fundamental value investing approach which seeks to exploit market inefficiencies created by irrational investor behavior. To identify these investment opportunities, the Fund employs a disciplined, bottom-up investment process highlighted by rigorous, internally-generated fundamental research.  The Fund evaluates each sell candidate based on its specific risk and return characteristics which include: 1) relative valuation; 2) fundamental operating trends; 3) deterioration of fundamentals; and 4) diversification guidelines.

Principal Investment Risks.  As with any mutual fund, the value of the Fund’s investments, and therefore the value of its shares, may go down and you could lose all or a portion of your investment in the Fund.  Many factors can affect those values.  The factors that are most likely to have a material effect on the Fund’s portfolio as a whole are called “principal risks.”  The principal risks of investing in the Fund are described in this section.

Market Risk.  Market risk is the risk that the market price of securities owned by the Fund may go down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets.

Fixed Income Securities Risk.  Fixed income securities, such as bonds, involve credit risk. Credit risk is the risk that the borrower will not make timely payments of principal and interest. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities. Fixed income securities are also subject to interest rate risk.

High Yield Risk.  The Fund’s investments in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) may subject the Fund to greater levels of credit and liquidity risk than funds that do not invest in such securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment.

Equity Securities Risk.  Equity securities, both common and preferred stocks, have greater price volatility than fixed income securities.  The market price of equity securities owned by the Fund may go down, sometimes rapidly or unpredictably.  Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented by those markets.

Management Risk.  The Fund is subject to management risk because it is an actively managed investment portfolio. The Advisor invests in securities that may not necessarily be included in the Fund’s benchmark.  To the extent that the Advisor invests the Fund’s assets in securities that are not in the Fund’s benchmark index, there is a greater risk that the Fund’s performance will deviate from that of the benchmark.  The Advisor does not seek to replicate the performance of any index.

Capitalization Risk. Large cap companies as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small or mid-cap companies.

Security Selection Risk.  The Advisor may misjudge the risk and/or return potential of a security.  This misjudgment can result in a loss or a significant deviation relative to its benchmarks.

Income Risk.  The Fund is subject to income risk, which is the risk that the Fund’s income will decline during periods of falling interest rates.  If the income is reduced, distributions by the Fund to shareholders may be less.

Style Risk.  The Advisor follows an investing style that favors value investments.  Historically, value investments have performed best during periods of economic recovery.  Therefore, the value investing style may over time go in and out of favor.  At times when the value investing style is out of favor, the Fund may underperform other funds that use different investing styles.  Investors should be prepared to tolerate volatility in Fund returns.

Issuer Risk.  The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Foreign (Non-U.S.) Investment Risk.  The Fund may invest in foreign (non-U.S.) securities and may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. To the extent that the Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks associated with foreign investments, although the Fund has no current intention to focus on a specific geographic region.

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Fund Summary: Hotchkis & Wiley Funds
Capital Income Fund

American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) Risk.  ADRs and GDRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depositary's transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through. GDRs can involve currency risk since, unlike ADRs, they may not be U.S. dollar-denominated.

Interest Rate Risk.  Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

Credit Risk.  The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.

Mortgage-Related and Other Asset-Backed Securities Risk.  Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-related securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. Asset-backed securities are subject to risks similar to those associated with mortgage-related securities.

Liquidity Risk. To the extent that a security is difficult to sell (whether because the security cannot be traded publicly or because of unusual market conditions), the Fund may either be forced to accept a lower price for it or may have to continue to hold the security.  Either outcome could adversely affect Fund performance.  The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price.  Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, the Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector. To the extent that the Fund’s principal investment strategies involve foreign (non-U.S.) securities, derivatives or securities with substantial market and/or credit risk, the Fund will tend to have increased exposure to liquidity risk.

Derivatives Risk.  A derivative is a financial contract with a value that depends on, or is derived from, the value of an underlying asset, reference rate or index. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset, as part of a strategy designed to reduce exposure to other risks and/or to manage cash.  The Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments, such as liquidity risk, interest rate risk, market risk, credit risk and management risk.

Currency Risk.  If the Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund.

Credit Ratings and Unrated Securities Risk. Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates.  The Fund may purchase unrated securities (which are not rated by a rating agency and may be less liquid) if its portfolio managers determine that the security is of comparable quality to a rated security that the Fund may purchase.  To the extent that the Fund invests in high yield and/or unrated securities, the Fund’s success in achieving its investment objective may depend more heavily on the portfolio managers’ creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities.

Performance
The following performance information provides some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns.  The bar chart shows changes in the Fund’s performance from year to year for Class I shares (the class with the longest period of annual returns).  However, the Fund’s Class A and Class C shares are subject to sales loads.  Sales loads are not reflected in the bar chart and if these amounts were reflected, returns would be less than those shown.  The table, which includes all applicable fees and sales charges, shows how the Fund’s average annual returns for 1 year and since inception compare with those of two broad measures of market performance.  The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Performance for Class C shares is not included as Class C shares have yet to commence operations.  Updated performance is available on the Fund’s website at http://www.hwcm.com/literature or by calling the Fund toll-free at 1-866-HW-FUNDS (1-866-493-8637).

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The inception dates for the Fund’s Class I and Class A shares are December 31, 2010 and February 28, 2011, respectively.  Performance figures prior to the inception date of Class A shares are based on the historical performance of the original share class (Class I) of the Fund adjusted to reflect the higher operating expenses of Class A shares and the sales charge of Class A shares.

Calendar Year Total Returns as of December 31

During the period shown in the bar chart, the highest return for a calendar quarter was 10.01% (quarter ended December 31, 2011) and the lowest return for a calendar quarter was -9.00% (quarter ended September 30, 2011). The year-to-date return as of June 30, 2015 was 0.72%.

Average Annual Total Returns
(for the periods ended December 31, 2014)
	1 Year	Since Inception (12/31/10)
Capital Income Fund
Return Before Taxes – Class I	8.10%	12.78%
Return After Taxes on Distributions – Class I	6.01%	10.52%
Return After Taxes on Distributions and Sale of Fund Shares – Class I	5.12%	9.37%
Return Before Taxes – Class A	2.65%	11.86%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	13.69%	15.55%
BofA Merrill Lynch U.S. Corporate, Government and Mortgage Index (reflects no deduction for fees, expenses or taxes)	6.37%	4.01%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for only Class I. After-tax returns for other classes will vary.

Management
Investment Advisor.  Hotchkis & Wiley Capital Management, LLC.

Portfolio Managers.

Investment team member	Primary title with the Advisor	Started with the Fund
Mark Hudoff	Portfolio Manager	2010
Patrick Meegan	Portfolio Manager	2010
Noah Mayer	Portfolio Manager	2015

Purchase and Sale of Fund Shares.  You may purchase, exchange or redeem Fund shares on any business day by written request via mail (Hotchkis & Wiley Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701) or through a broker-dealer or other financial intermediary.  You may also purchase Fund shares by wire transfer.  You may exchange or redeem Fund shares by telephone at 1-866-HW-FUNDS (1-866-493-8637).

The minimum initial investment for Class I shares is $1 million. For Class A shares, the minimum initial investment in the Fund is $2,500 for regular accounts and $1,000 for IRAs.  The minimum subsequent investment in the Fund for all share classes is generally $100.

Tax Information.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA.  Such tax-advantaged arrangements may be taxed later upon a withdrawal from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries.  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Advisor may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

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Fund Summary: Hotchkis & Wiley Funds
High Yield Fund

Investment Objectives.  The Fund seeks high current income combined with the opportunity for capital appreciation to maximize total return.

Fees and Expenses of the Fund.  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund. More information about these and other discounts is available from your financial professional and in the sections titled “About  Class I, Class A, Class C and Class R Shares” beginning on page 39 of the Prospectus and “Purchase of Shares” beginning on page 41 of the Funds’ Statement of Additional Information.

SHAREHOLDER FEES (fees paid directly from your investment)
	Class I	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	3.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price)	None	None(a)	1.00%
Redemption Fee (as a % of amount redeemed on shares held for 90 days or less)	2.00%	2.00%	2.00%
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class A	Class C
Management Fees	0.55%	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	None	0.25%	1.00%
Other Expenses	0.18%	0.18%	0.18%
Total Annual Fund Operating Expenses	0.73%	0.98%	1.73%
Fee Waiver and/or Expense Reimbursement	-0.03%	-0.03%	-0.03%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(b)	0.70%	0.95%	1.70%
(a)
You may be charged a deferred sales charge of up to 0.75% if you do not pay an initial sales charge and invest $1 million or more in Class A shares and you redeem your shares within one year after purchase.

(b)
Hotchkis & Wiley Capital Management, LLC (the “Advisor”) has contractually agreed to waive management fees and/or reimburse expenses through October 31, 2016 to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement do not exceed certain limits: Class I – 0.70%, Class A – 0.95%, Class C – 1.70%. Thereafter, the Advisor may change or eliminate the expense limits only upon 30 days’ prior notice to the Fund’s shareholders.

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same except for the fee waiver/expense reimbursement in effect for the first year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$72	$230	$403	$904
Class A	$468	$673	$894	$1,529
Class C	$273	$542	$936	$1,840

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class I	$72	$230	$403	$904
Class A	$468	$673	$894	$1,529
Class C	$173	$542	$936	$1,840

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 44% of the average value of its portfolio.

Principal Investment Strategy.  The Fund normally invests at least 80% of its net assets plus borrowings for investment purposes in a diversified portfolio of high yield securities (“junk bonds”), which may be represented by forward contracts or derivatives such as options, futures contracts or swap agreements, rated below investment grade (i.e., rated below Baa by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s (“S&P”) or Fitch Ratings (“Fitch”), or, if unrated, determined by the Advisor to be of comparable quality).  The Fund may not invest more than 10% of its total assets in fixed income securities rated Caa or below by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by the Advisor to be of comparable quality. The Fund may also invest in investment grade fixed income instruments. The average portfolio duration of the Fund normally will vary within two years (plus or minus) of the duration of the BofA Merrill Lynch BB-B US High Yield Constrained Index, which as of June 30, 2015 was 4.36 years.

The Fund may invest up to 20% of its total assets in securities denominated in foreign currencies and may invest without limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.  The Fund may invest in mortgage- or asset-backed securities.  The Advisor attempts to identify areas of the bond market that are undervalued relative to the rest of the market.

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Fund Summary: Hotchkis & Wiley Funds
High Yield Fund

In selecting securities for the Fund, the Advisor develops an outlook for credit markets, interest rates, currency exchange rates and the economy, analyzes individual credit and call risks, and uses other security selection techniques. The proportion of the Fund’s assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on the Advisor’s outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

Principal Investment Risks.  As with any mutual fund, the value of the Fund’s investments, and therefore the value of its shares, may go down and you could lose all or a portion of your investment in the Fund.  Many factors can affect those values.  The factors that are most likely to have a material effect on the Fund’s portfolio as a whole are called “principal risks.”  The principal risks of investing in the Fund are described in this section.

Market Risk.  Market risk is the risk that the market price of securities owned by the Fund may go down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets.

Fixed Income Securities Risk.  Fixed income securities, such as bonds, involve credit risk. Credit risk is the risk that the borrower will not make timely payments of principal and interest. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities. Fixed income securities are also subject to interest rate risk.

High Yield Risk.  The Fund’s investments in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) may subject the Fund to greater levels of credit and liquidity risk than funds that do not invest in such securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment.

Management Risk.  The Fund is subject to management risk because it is an actively managed investment portfolio. The Advisor invests in securities that may not necessarily be included in the Fund’s benchmark.  To the extent that the Advisor invests the Fund’s assets in securities that are not in the Fund’s benchmark index, there is a greater risk that the Fund’s performance will deviate from that of the benchmark.  The Advisor does not seek to replicate the performance of any index.

Security Selection Risk.  The Advisor may misjudge the risk and/or return potential of a security.  This misjudgment can result in a loss or a significant deviation relative to its benchmark.

Income Risk.  The Fund is subject to income risk, which is the risk that the Fund’s income will decline during periods of falling interest rates.  If the income is reduced, distributions by the Fund to shareholders may be less.

Issuer Risk.  The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Foreign (Non-U.S.) Investment Risk.  The Fund may invest in foreign (non-U.S.) securities and may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. To the extent that the Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks associated with foreign investments, although the Fund has no current intention to focus on a specific geographic region.

Interest Rate Risk.  Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

Credit Risk.  The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.

Liquidity Risk. To the extent that a security is difficult to sell (whether because the security cannot be traded publicly or because of unusual market conditions), the Fund may either be forced to accept a lower price for it or may have to continue to hold the security.  Either outcome could adversely affect Fund performance.  The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price.  Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, the Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector. To the extent that the Fund’s principal investment strategies involve foreign (non-U.S.) securities, derivatives or securities with substantial market and/or credit risk, the Fund will tend to have increased exposure to liquidity risk.

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High Yield Fund

Derivatives Risk.  A derivative is a financial contract with a value that depends on, or is derived from, the value of an underlying asset, reference rate or index. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset, as part of a strategy designed to reduce exposure to other risks and/or to manage cash.  The Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments, such as liquidity risk, interest rate risk, market risk, credit risk and management risk.

Mortgage-Related and Other Asset-Backed Securities Risk.  Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-related securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. Asset-backed securities are subject to risks similar to those associated with mortgage-related securities.

Emerging Market Risk. Foreign investment risk may be particularly high to the extent that the Fund invests in emerging market securities that are economically tied to countries with developing economies.  These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries.

Currency Risk.  If the Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund.

Credit Ratings and Unrated Securities Risk. Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates.  The Fund may purchase unrated securities (which are not rated by a rating agency and may be less liquid) if its portfolio managers determine that the security is of comparable quality to a rated security that the Fund may purchase.  To the extent that the Fund invests in high yield and/or unrated securities, the Fund’s success in achieving its investment objective may depend more heavily on the portfolio managers’ creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities.

Large Shareholder Risk. Other funds and other significant investors may invest in the Fund. From time to time, the Fund may experience relatively large redemptions or investments from these funds and other significant investors as a result of their rebalancing their portfolios or for other reasons. In the event of such redemptions or investments, the Fund could be required to sell securities or to invest cash at a time when it is not advantageous to do so.

Performance
The following performance information provides some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns.  The bar chart shows changes in the Fund’s performance from year to year for Class I shares (the class with the longest period of annual returns).  However, the Fund’s Class A and Class C shares are subject to sales loads.  Sales loads are not reflected in the bar chart and if these amounts were reflected, returns would be less than those shown.  The table, which includes all applicable fees and sales charges, shows how the Fund’s average annual returns for 1 and 5 years and since inception compare with those of a broad measure of market performance.  The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Updated performance is available on the Fund’s website at http://www.hwcm.com/literature or by calling the Fund toll-free at 1-866-HW-FUNDS (1-866-493-8637).

The inception dates for the Fund’s Class I, Class A and Class C shares are March 31, 2009, May 29, 2009 and December 31, 2012, respectively.  Performance figures prior to the inception date of Class A and Class C shares are based on the historical performance of the original share class (Class I) of the Fund adjusted to reflect the higher operating expenses of Class A and Class C shares and the sales charge of Class A shares.

Calendar Year Total Returns as of December 31

During the period shown in the bar chart, the highest return for a calendar quarter was 7.89% (quarter ended September 30, 2010) and the lowest return for a calendar quarter was -7.87% (quarter ended September 30, 2011). The year-to-date return as of June 30, 2015 was 3.83%.

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Fund Summary: Hotchkis & Wiley Funds
High Yield Fund

Average Annual Total Returns
(for the periods ended December 31, 2014)
	1 Year	5 Years	Since Inception (3/31/09)
High Yield Fund
Return Before Taxes – Class I	1.10%	9.56%	13.77%
Return After Taxes on Distributions – Class I	-1.52%	6.34%	10.11%
Return After Taxes on Distributions and Sale of Fund Shares – Class I	0.81%	6.21%	9.48%
Return Before Taxes – Class A	-2.91%	8.44%	12.61%
Return Before Taxes – Class C	-0.92%	8.45%	12.61%
BofA Merrill Lynch BB-B US High Yield Constrained Index (reflects no deduction for fees, expenses or taxes)	3.49%	8.71%	13.63%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). After-tax returns are shown for only Class I. After-tax returns for other classes will vary.

Management
Investment Advisor.  Hotchkis & Wiley Capital Management, LLC.

Portfolio Managers.

Investment team member	Primary title with Advisor	Started with the Fund
Ray Kennedy, CFA	Portfolio Manager	2009
Mark Hudoff	Portfolio Manager	2009
Patrick Meegan	Portfolio Manager	2012
Richard Mak, CFA	Portfolio Manager	2014

Purchase and Sale of Fund Shares.  You may purchase, exchange or redeem Fund shares on any business day by written request via mail (Hotchkis & Wiley Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701) or through a broker-dealer or other financial intermediary.  You may also purchase Fund shares by wire transfer.  You may exchange or redeem Fund shares by telephone at 1-866-HW-FUNDS (1-866-493-8637).

The minimum initial investment for Class I shares is $1 million. For Class A shares and Class C shares, the minimum initial investment in the Fund is $2,500 for regular accounts and $1,000 for IRAs.  The minimum subsequent investment in the Fund for all share classes is generally $100.

Tax Information.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA.  Such tax-advantaged arrangements may be taxed later upon a withdrawal from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries.  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Advisor may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

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Fund Facts
ABOUT THE FUNDS

Non-Fundamental Investment Policy
The Large Cap Value Fund, Mid-Cap Value Fund, Small Cap Value Fund, Small Cap Diversified Value Fund and High Yield Fund will provide 60 days’ prior written notice to shareholders of a change in a Fund’s non-fundamental policy of investing at least 80% of its net assets plus borrowings for investment purposes in the type of investments suggested by the Fund’s name.  For purposes of any 80% non-fundamental policy, equity securities shall include without limitation exchange-traded funds (“ETFs”) that have an investment strategy similar to the Fund’s or that otherwise are permitted investments of the Fund. (Each Fund’s investment objective(s) is a fundamental policy that cannot be changed by action of the Board of Trustees of Hotchkis & Wiley Funds (the “Trust”) without shareholder approval.)

All Funds
Money Market Investments
To meet redemptions and when waiting to invest cash receipts, the Funds may invest in short-term, investment grade bonds, money market mutual funds and other money market instruments.  To the extent that a Fund invests in a money market mutual fund, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market mutual fund’s advisory fees and operational expenses.

Temporary Defensive Investments
A Fund temporarily can invest up to 100% of its assets in short-term, investment grade bonds, money market mutual funds and other money market instruments in response to adverse market, economic or political conditions. A Fund may not achieve its objective using this type of investing.

Value Investing
The Advisor follows a value style that emphasizes owning select securities that, in the opinion of the Advisor, offer exceptional value independent of whether those securities are represented in the Funds’ respective benchmarks.  The Advisor believes that value investment strategies provide greater risk-adjusted returns than growth investment strategies. Additionally, the Advisor believes that over the long term, investors are better served owning low-expectation stocks that trade at discounts to the value of their future cash flows than high-expectation stocks that trade at premiums. The Advisor identifies these investment opportunities by employing a disciplined, bottom-up research process that emphasizes internally generated fundamental research whose consistent application seeks to maximize long-term performance.

The Diversified Value Fund, Large Cap Value Fund, Mid-Cap Value Fund, Small Cap Value Fund, Small Cap Diversified Value Fund, Global Value Fund, Value Opportunities Fund and Capital Income Fund emphasize these characteristics in different degrees depending on investment objective(s) and market capitalization focus.  These Funds’ holdings may differ significantly from their respective benchmarks.

What are the main risks of investing in the Funds?
As with any mutual fund, the value of a Fund’s investments, and therefore the value of its shares, may go down and you could lose all or a portion of your investment in the Fund.  Many factors can affect those values.  The factors that are most likely to have a material effect on a Fund’s portfolio as a whole are called “principal risks.”  The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are described in this section.  A Fund may be subject to additional risks other than those described below because the types of investments made by the Fund can change over time.   We cannot guarantee that a Fund will achieve its investment objective(s) or that the Fund’s performance will be positive for any period of time.  Historically, there have been extended periods of time in which certain Funds have not achieved their investment objective(s).

Percentage Investment Limitations
Unless otherwise stated, all percentage limitations on Fund investments listed in this Prospectus will apply at the time of investment. A Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment.

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Fund Facts

Each Fund’s principal risks are listed below:

	Diversified Value Fund	Large Cap Value Fund	Mid-Cap Value Fund	Small Cap Value Fund	Small Cap Diversified Value Fund	Global Value Fund	Value Opportunities Fund	Capital Income Fund	High Yield Fund
ADRs and GDRs Risk	X	X				X		X
Capitalization Risk	X	X	X	X	X	X	X	X
Credit Ratings and Unrated Securities Risks							X	X	X
Credit Risk							X	X	X
Currency Risk						X	X	X	X
Derivatives Risk							X	X	X
Emerging Market Risk						X			X
Equity Securities Risk	X	X	X	X	X	X	X	X
Financial Sector Risk	X	X	X		X	X	X
Fixed Income Securities Risk							X	X	X
Foreign (Non-U.S.) Investment Risk	X	X	X	X	X	X	X	X	X
High Yield Risk							X	X	X
Income Risk								X	X
Industrial Sector Risk				X
Interest Rate Risk							X	X	X
Issuer Risk	X	X	X	X	X	X	X	X	X
Large Shareholder Risk	X	X	X	X					X
Liquidity Risk								X	X
Management Risk	X	X	X	X	X	X	X	X	X
Market Risk	X	X	X	X	X	X	X	X	X
Mortgage-Related and Other Asset-Backed Securities Risk								X	X
Non-Diversification Risk							X
Portfolio Turnover Risk							X
Security Selection Risk	X	X	X	X	X	X	X	X	X
Style Risk	X	X	X	X	X	X	X	X

American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) Risk
ADRs are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. GDRs are certificates issued by an international bank that generally are traded and denominated in the currencies of countries other than the home country of the issuer of the underlying shares. ADRs and GDRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks, because their values depend on the performance of the non-dollar denominated underlying foreign securities.

Certain countries may limit the ability to convert ADRs into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related ADR. ADRs may be purchased through sponsored or unsponsored facilities. A sponsored facility is established jointly by a depositary and the issuer of the underlying security. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Unsponsored receipts may involve higher expenses and may be less liquid. Holders of unsponsored ADRs generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

GDRs can involve currency risk since, unlike ADRs, they may not be U.S. dollar denominated.  A Fund’s net asset value could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund’s holdings, measured in the foreign currencies, increases.

Capitalization Risk
The Diversified Value Fund, Large Cap Value Fund and Capital Income Fund invest in securities of large cap companies.  Large cap companies as a group could fall out of favor with the market, causing a Fund to underperform investments that focus on small or mid-cap companies.

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Fund Facts

The Diversified Value Fund, Large Cap Value Fund and Capital Income Fund may also invest in the securities of mid-cap companies. The Mid-Cap Value Fund, Small Cap Value Fund and Small Cap Diversified Value Fund invest in the securities of small and mid-cap companies. Investment in small and mid-cap companies may involve more risk than investing in larger, more established companies. Small and mid-cap companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. Should a product fail, or if management changes, or if there are other adverse developments, a Fund’s investment in a small or mid-cap company may lose substantial value.

The general risks associated with fixed income securities and equity securities are particularly pronounced for securities issued by companies with small or mid-sized market capitalizations.

The Global Value Fund and Value Opportunities Fund invest in companies of any size market capitalization.

Credit Ratings and Unrated Securities Risks
Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. The SAI describes the various ratings assigned to fixed income securities by Moody’s, S&P and Fitch. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks.  Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates.  Rating restrictions are reviewed at time of purchase.  A Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase or the Fund’s minimum rating requirements.  The Advisor does not rely solely on credit ratings, and may develop its own analysis of issuer credit quality.  A Fund may purchase unrated securities (which are not rated by a rating agency) if its portfolio manager determines that the security is of comparable quality to a rated security that the Fund may purchase.  Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security’s comparative credit rating.  Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities.  To the extent that a Fund invests in high yield and/or unrated securities, a Fund’s success in achieving its investment objectives may depend more heavily on the portfolio managers’ creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities.

Credit Risk
A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.  Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest.

Currency Risk
If a Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency-denominated securities may reduce the returns of a Fund.

Derivatives Risk
A derivative is a financial contract with a value that depends on, or is derived from, the value of an underlying asset, reference rate or index. The various types of derivative instruments that a Fund may use are described in detail under “Description of the Funds, Their Investments and Risks” in the SAI. A Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. A Fund may also use derivatives for leverage, in which case their use would involve leveraging risk. A Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. By investing in a derivative instrument, a Fund could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

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Fund Facts

Emerging Market Risk
Foreign (non-U.S.) investment risk may be particularly high to the extent that a Fund invests in emerging market securities.  These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries.

Equity Securities Risk
Equity securities, both common and preferred stocks, have greater price volatility than fixed income securities.  The market price of equity securities owned by a Fund may go down, sometimes rapidly or unpredictably.  Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented by those markets.

Fixed Income Securities Risk
The Value Opportunities Fund, the Capital Income Fund and the High Yield Fund invest in fixed income securities.  Fixed income securities, such as bonds, involve credit risk. Credit risk is the risk that the borrower will not make timely payments of principal and interest. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities. Fixed income securities are also subject to interest rate risk.

Financial Sector Risk
The Diversified Value Fund, Large Cap Value Fund, Mid-Cap Value Fund, Small Cap Diversified Value Fund, Global Value Fund and Value Opportunities Fund currently invest a significant portion of their assets in companies in the financial sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. This sector can be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and the impact of more stringent capital requirements.

Foreign (Non-U.S.) Investment Risk
A Fund may invest in foreign (non-U.S.) securities and may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment in foreign securities. To the extent that a Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks associated with foreign investments.  Additionally, adverse conditions in a certain region may adversely affect securities of other countries with economies that appear to be unrelated.

High Yield Risk
A Fund’s investments in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) may subject the Fund to greater levels of credit and liquidity risk than funds that do not invest in such securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities.  These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities.  An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment.

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Income Risk
The Capital Income Fund and High Yield Fund are subject to income risk, which is the risk that the Fund’s income will decline during periods of falling interest rates or when the Fund experiences defaults on debt securities it holds. The Fund’s income declines when interest rates fall because, as the Fund’s higher-yielding debt securities mature or are prepaid, the Fund must re-invest the proceeds in debt securities that have lower, prevailing interest rates. The amount and rate of distributions that the Fund’s shareholders receive are affected by the income that the Fund receives from its portfolio holdings. If the income is reduced, distributions by the Fund to shareholders may be less.

Industrial Sector Risk
The Small Cap Value Fund currently invests a significant portion of its assets in companies in the industrial sector. The industrial sector can be significantly affected by, among other things, worldwide economic growth, supply and demand for specific products and services, rapid technological developments, and government regulation.

Interest Rate Risk
Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When a Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of a Fund’s shares.

Issuer Risk
The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Large Shareholder Risk
Other funds and other significant investors may invest in the Diversified Value Fund, Large Cap Value Fund, Mid-Cap Value Fund, Small Cap Value Fund, and the High Yield Fund. From time to time, a Fund may experience relatively large redemptions or investments from these funds and other significant investors as a result of their rebalancing their portfolios or for other reasons. In the event of such redemptions or investments, the Fund could be required to sell securities or to invest cash at a time when it is not advantageous to do so.

Liquidity Risk
To the extent that a security is difficult to sell (whether because the security cannot be traded publicly or because of unusual market conditions), a Fund may either be forced to accept a lower price for it or may have to continue to hold the security.  Either outcome could adversely affect Fund performance.  A Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price.  Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, the Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector. To the extent that a Fund’s principal investment strategies involve foreign (non-U.S.) securities, derivatives or securities with substantial market and/or credit risk, the Fund will tend to have increased exposure to liquidity risk.

Management Risk
The Funds are subject to management risk because they are actively managed investment portfolios. The Advisor invests in securities that may not necessarily be included in a Fund’s benchmark.  To the extent that the Advisor invests a Fund’s assets in securities that are not in the Fund’s applicable benchmark index, there is a greater risk that the Fund’s performance will deviate from that of the benchmark.  The Advisor does not seek to replicate the performance of any index.   The Advisor will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these decisions will produce the desired results. Additionally, legislative, regulatory or tax developments may affect the investment techniques available to the portfolio managers in connection with managing the Funds and may also adversely affect the ability of the Funds to achieve their investment objectives.

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Market Risk
Market risk is the risk that the market price of securities owned by the Funds may go down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The value of a security may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously.

Mortgage-Related and Other Asset-Backed Securities Risk
Mortgage-related and other asset-backed securities are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Fund holds mortgage-related securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. A Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Non-Diversification Risk
The Value Opportunities Fund is non-diversified under federal securities laws, meaning the Fund can invest more than 5% of its assets in the securities of any one issuer. Investing in a non-diversified mutual fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in the value of one security may represent a greater portion of the total assets of a non-diversified fund. The Fund’s share values could fluctuate more than those of funds holding more securities in their portfolios.

Portfolio Turnover Risk
The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” A Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (i.e., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities.  Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates for federal income tax purposes).  The trading costs and tax effects associated with portfolio turnover may lower a Fund’s effective return for investors.

Security Selection Risk
The Advisor may misjudge the risk and/or return potential of a security.  This misjudgment can result in a loss or a significant deviation relative to a Fund’s benchmark index or indices.

Style Risk
The Advisor follows an investing style that favors value investments.  Historically, value investments have performed best during periods of economic recovery.  Therefore, the value investing style may over time go in and out of favor.  At times when the value investing style is out of favor, the Funds may underperform other funds that use different investing styles.  Investors should be prepared to tolerate volatility in Fund returns.

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Other Investments
This Prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by each Fund.  As with other actively managed mutual funds, investors in the Funds rely on the professional investment judgment and skill of the Advisor and the individual portfolio managers.  Please see “Description of the Funds, Their Investments and Risks” in the SAI for additional information about the securities and investment techniques that may be used by the Funds and their related risks.

Investing in any of the Funds does not constitute a complete investment program. You should consider the Funds as just one part of your investment program. Each Fund may invest in a company that another Fund may hold. As a result, investing in multiple Funds might not provide meaningful diversification for shareholders’ investment portfolios.  In addition, holding multiple Funds may result in exposure to individual companies, industries and/or economic sectors beyond what may be appropriate for your individual portfolio, goals and/or risk tolerance.  You should contact your investment professional for further information regarding these increased risks and exposures.

ADDITIONAL INFORMATION

Each year the Funds will send investors an annual report (along with an updated Summary Prospectus) and a semi-annual report, which contain important financial information about the Funds. To reduce expenses, we will send one annual report, one semi-annual report and one Summary Prospectus per household, unless you instruct us or your financial intermediary otherwise.

If you would like further information about the Funds, including how they invest, please see the SAI, which is available on the Funds’ website (www.hwcm.com/literature).

The Funds’ complete portfolio holdings as of each month-end generally will be available on the last business day of the following month on the Funds’ website. This information will, at a minimum, remain on the Funds’ website until the Funds file their lists of portfolio holdings on Form N-Q or Form N-CSR, as applicable, with the Securities and Exchange Commission for the relevant periods. A complete description of the Funds’ policies and procedures regarding the disclosure of portfolio holdings can be found in the SAI.

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Shareholder Services

ABOUT CLASS I, CLASS A, CLASS C AND CLASS R SHARES

Not everyone is eligible to buy Class I shares.  Class R shares are offered only by the Large Cap Value Fund and Mid-Cap Value Fund and are available only to certain retirement plans. The Small Cap Diversified Value Fund, Global Value Fund and Capital Income Fund are currently not offering Class C shares to investors.  New investors in the Small Cap Value Fund and the Mid-Cap Value Fund must meet certain exceptions as discussed in the section entitled “Small Cap Value Fund and Mid-Cap Value Fund – Limited Availability.”

Each class has its own sales charge and expense structure, allowing you to invest in the way that best suits your needs. Each share class represents an ownership interest in the same investment portfolio as the other classes of shares of that Fund. When you choose your class of shares, you should consider the size of your investment and how long you plan to hold your shares. Your financial consultant or other financial intermediary can help you determine which share class is best suited to your personal financial goals.  If you qualify to purchase Class I shares, you should purchase them rather than any other class, since the other share classes have higher expenses than Class I shares.  Each class of a Fund invests in the same portfolio of securities; however, the returns for each class of shares would differ because each class is subject to different expenses.

The Funds’ shares are distributed by Quasar Distributors, LLC (the “Distributor”).

Investors eligible to purchase Class I shares of the Funds may do so at the Funds’ net asset values (“NAV”) without a sales charge or other fee.

If you select Class A shares, you generally pay the Distributor a sales charge at the time of purchase. You may be eligible for a sales charge reduction or waiver.  The Funds have adopted a plan under Rule 12b-1 of the Investment Company Act of 1940, as amended (“1940 Act”), that allows the Funds to pay distribution and service fees for the sale, distribution and shareholder servicing of their shares.  If you buy Class A shares, you also pay out of Fund assets this annual distribution and service fee of 0.25%. Because distribution and service fees are paid out of Fund assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges.  In addition, you may be subject to a deferred sales charge if you redeem an investment of $1 million or more within one year.

If you select Class C or Class R shares, you will invest the full amount of your purchase price, but you will be subject to an annual distribution and service fee, as described above, of 1.00% for Class C shares, and 0.50% for Class R shares. Because these fees are paid out of Fund assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges. In addition, you may be subject to a deferred sales charge when you redeem Class C shares within one year.

Certain financial intermediaries that make the Funds’ shares available to their customers may charge fees in addition to those described in this Prospectus for providing certain services, including: marketing, distribution or other services intended to assist in the offer and sale of Fund shares; shareholder servicing activities; and/or sub-transfer agency services provided to individual shareholders or beneficial owners where a financial intermediary maintains omnibus accounts with the Funds’ transfer agent.  The Advisor, the Distributor or their affiliates may pay all or a portion of those fees out of their own resources. The compensation is discretionary and may be available only to selected selling and servicing agents. The amount of fees paid to a financial intermediary in any given year will vary and may be based on one or more factors, including a fixed amount, a fixed percentage rate, a financial intermediary’s sales of Fund shares, assets in Fund shares held by the intermediary’s customers, or other factors.  In addition, consistent with applicable regulations, the Advisor, the Distributor or their affiliates may from time to time pay for or make contributions to financial intermediaries or their employees in connection with various activities including: training and education seminars for financial intermediary employees, clients and potential clients; due diligence meetings regarding the Funds; recreational activities; gifts; and/or other non-cash items.  See the SAI for a discussion of marketing and support payments and sub-transfer agency policies. The prospect of receiving, or the receipt of, additional payments or other compensation as described above by financial intermediaries may provide such intermediaries and/or their salespersons with an incentive to favor sales of shares of the Funds, and other mutual funds whose affiliates make similar compensation available, over sale of shares of mutual funds (or non-mutual fund investments) not making such payments.

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To better understand the pricing of the Funds’ shares, we have summarized the information below:

	Class I	Class A	Class C	Class R
Availability	Generally available to pension and profit-sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals.	Generally available through selected securities dealers and other financial intermediaries.	Generally available through selected securities dealers and other financial intermediaries.	Available from Large Cap Value Fund and Mid-Cap Value Fund and only to certain retirement plans.
Initial Sales Charge?	No. Entire purchase price is invested in shares of the Fund.	Yes. Payable at time of purchase. Lower sales charges available or waived for certain investments.	No. Entire purchase price is invested in shares of the Fund.	No. Entire purchase price is invested in shares of the Fund.
Deferred Sales Charge?	No.	No. (May be charged for purchases over $1 million that are redeemed within one year.)	Yes. Payable if you redeem within one year of purchase.	No.
Redemption Fee?	Yes.*	Yes.*	Yes.*	No.
Distribution and/or Service Fees?	None.	0.25%	1.00%	0.50%
Conversion to A Shares?	No.	Not applicable.	Yes. Automatically after approximately eight years.	No.
* There is a 2% redemption fee on shares of the High Yield Fund that are redeemed or exchanged if they have been held for 90 days or less, subject to limited exceptions. The other Funds do not impose a redemption fee.

Class I Shares

Class I shares are offered primarily for direct investments by investors such as pension and profit-sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Class I shares may also be offered through certain financial intermediaries that charge their customers transaction or other service fees with respect to their customers’ investments in the Funds.

Pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances and “wrap account” or “managed fund” programs established with broker-dealers or financial intermediaries that maintain an omnibus or pooled account for a Fund and do not require a Fund or the Advisor to pay an annual administrative or service fee greater than 0.25% generally may purchase Class I shares, subject to investment minimums.

The minimum initial investment for Class I shares is $1 million. The Advisor may waive the initial minimum in certain circumstances, including the following:

•	Transfers of shares from existing accounts if the registration or beneficial owner remains the same.

•	Employees of the Advisor and its affiliates and their families.

•	Employee benefit plans sponsored by the Advisor.

•	Certain wrap or other fee based programs offered by financial intermediaries.

•	Trustees of the Trust and their families.

•	Institutional clients of the Advisor.

•	Employer sponsored retirement plans of at least $10 million or plans that the Advisor believes will reach the $1 million minimum within the first year.

•	The minimum initial investment for registered investment advisors purchasing shares for their clients through transaction fee programs is $250,000 per Fund.

Before making an investment in Class I shares, you should call the Advisor at 1-800-796-5606 to determine if you are eligible to invest in Class I. The Advisor will provide you with an application form and give you further instructions on how to invest. The transfer agent must have received your completed application before you may make an initial investment.

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Class A Shares – Diversified Value Fund, Large Cap Value Fund, Mid-Cap Value Fund, Small Cap Value Fund, Small Cap Diversified Value Fund, Global Value Fund and Value Opportunities Fund
If you select Class A shares, you will pay a sales charge at the time of purchase as shown in the following table.  Securities dealers’ compensation will be as shown in the last column.

Your Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment*	Dealer Compensation as a % of Offering Price
Less than $25,000	5.25%	5.54%	5.00%
$25,000 but less than $50,000	4.75%	4.99%	4.50%
$50,000 but less than $100,000	4.00%	4.17%	3.75%
$100,000 but less than $250,000	3.00%	3.09%	2.75%
$250,000 but less than $1,000,000	2.00%	2.04%	1.80%
$1,000,000 and over	0.00%	0.00%	0.00%**
* Rounded to the nearest one-hundredth percent. ** The Advisor pays up to 0.75% of the Offering Price as compensation to dealers.

Class A Shares – Capital Income Fund
If you select Class A shares, you will pay a sales charge at the time of purchase as shown in the following table.  Securities dealers’ compensation will be as shown in the last column.

Your Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment*	Dealer Compensation as a % of Offering Price
Less than $50,000	4.75%	4.99%	4.50%
$50,000 but less than $100,000	4.25%	4.44%	4.00%
$100,000 but less than $250,000	3.50%	3.63%	3.25%
$250,000 but less than $500,000	2.50%	2.56%	2.25%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 and over	0.00%	0.00%	0.00%**
* Rounded to the nearest one-hundredth percent. ** The Advisor pays up to 0.75% of the Offering Price as compensation to dealers.

Class A Shares – High Yield Fund
If you select Class A shares, you will pay a sales charge at the time of purchase as shown in the following table.  Securities dealers’ compensation will be as shown in the last column.

Your Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment*	Dealer Compensation as a % of Offering Price
Less than $100,000	3.75%	3.90%	3.50%
$100,000 but less than $250,000	3.25%	3.36%	3.00%
$250,000 but less than $500,000	2.25%	2.30%	2.00%
$500,000 but less than $1,000,000	1.75%	1.78%	1.50%
$1,000,000 and over	0.00%	0.00%	0.00%**
* Rounded to the nearest one-hundredth percent. ** The Advisor pays up to 0.75% of the Offering Price as compensation to dealers.

Class A Shares - General
No initial sales charge applies to shares that you buy through reinvestment of dividends.

If you invest $1 million or more in Class A shares, you do not pay an initial sales charge, and the Advisor compensates the selling dealer or other financial intermediary.  You may be charged a deferred sales charge of up to 0.75% if you redeem your shares within one year after purchase.  Shares acquired through reinvestment of distributions are not subject to a contingent deferred sales charge (“CDSC”).  Shares not subject to a CDSC will be sold first.  The circumstances in which a deferred sales charge may be reduced or waived are included under the heading “Reduction or Waiver of Deferred Sales Charges Applicable to Class A and Class C Shares” in this section.

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Investors qualifying for significantly reduced initial sales charges on Class A shares may find the initial sales charge alternative particularly attractive, because similar sales charge reductions are not available with respect to the deferred sales charges imposed in connection with purchases of Class C shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time also may elect to purchase Class A shares, because over time the accumulated ongoing distribution and service fees on Class C shares may exceed the initial sales charges and lower distribution and service fees on Class A shares. In addition, the ongoing Class C distribution and service fees will cause Class C shares to have higher expense ratios, pay lower dividends and have lower total returns than the Class A shares.

A reduced or waived sales charge on a purchase of Class A shares may apply for:

●	Purchases under a Right of Accumulation or Letter of Intent;

●	Certain programs of selected securities dealers and other financial intermediaries that have an agreement with the Distributor or its affiliates;

●
Financial intermediaries who have entered into an agreement with the Distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to their customers;

●	Certain wrap or other fee-based programs offered by financial intermediaries;

●	Registered representatives (and their immediate family members as described below under “Right of Accumulation”) of brokers-dealers who act as selling agents;

•
Employer sponsored retirement plans including but not limited to 401(k) plans, money purchase pension plans, profit sharing plans, defined benefit plans, 403(b) plans, and 457 plans, other than employer sponsored retirement plans that purchase Class A shares through brokerage relationships in which sales charges are customarily imposed.

Investors may need to provide their financial intermediary with the information necessary to take full advantage of reduced or waived Class A sales charges. The availability of Class A sales charge waivers may depend upon the policies, procedures, and trading platform of the financial intermediary.

Right of Accumulation

A Right of Accumulation permits you to pay the sales charge applicable to the current market value based on the maximum offer price of all shares you own in the Funds held at the financial intermediary at which you are making the current purchase. If the current purchase is made directly through the transfer agent, then only those shares held directly at the transfer agent may apply toward the right of accumulation. Shares held in the name of a nominee or custodian under pension, profit-sharing or other employee benefit plans may not be combined with other shares to qualify for the right of accumulation. The following are relationships that, if held individually or in any combination within the group, can be aggregated: the individual; his/her spouse; his/her children under 21; any account that has the same social security number as the individual, his/her spouse and/or his/her children under 21. In order to receive a reduced sales charge, you must, at the time of purchase, provide sufficient information to permit verification that the purchase qualifies for the discount. All eligible shareholder names, account numbers and tax identification numbers, along with an indication of the relationship to the investor, must be included at the time of the initial purchase. The Right of Accumulation may be amended or terminated at any time.

Letter of Intent

A Letter of Intent permits you to pay the Class A sales charge that would be applicable if you agree to buy at least $25,000 in the Hotchkis & Wiley Funds (excluding the Capital Income Fund and High Yield Fund) within a 13-month period, starting with the first purchase pursuant to the Letter of Intent.  A Letter of Intent for the Capital Income Fund permits you to pay the Class A sales charge that would be applicable if you agree to buy at least $50,000 in the Capital Income Fund within a 13-month period, starting with the first purchase pursuant to the Letter of Intent.  A Letter of Intent for the High Yield Fund permits you to pay the Class A sales charge that would be applicable if you agree to buy at least $100,000 in the High Yield Fund within a 13-month period, starting with the first purchase pursuant to the Letter of Intent.  The Letter of Intent is not a binding obligation to purchase any amount of Class A shares, but its execution will result in the purchaser paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to a Letter of Intent may be included under a subsequent Letter of Intent executed within 90 days of such purchase if you notify the transfer agent in writing of this intent within the 90-day period. The value of Class A shares of a Fund presently held, based on the maximum offer price, on the date of the first purchase under the Letter of Intent may be included as a credit toward the completion of the Letter, but the reduced sales charge applicable to the amount covered by the Letter will be applied only to new purchases. At the end of the 13-month period, if the total amount of shares does not equal the amount stated in the Letter of Intent, you will be notified and must pay the difference between the sales charge on the Class A shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased through the Letter. Class A shares equal to 5% of the intended amount will be held in escrow during the 13-month period (while remaining registered in the name of the purchaser) for this purpose. The first purchase under the Letter of Intent must be at least 5% of the dollar amount of such Letter. If a purchase during the term of such Letter would otherwise be subject to a further reduced sales charge based on the right of accumulation, the purchaser will be entitled on that purchase and subsequent purchases to that further reduced percentage sales charge, but there will be no retroactive reduction of the sales charges on any previous purchase. Purchasers who may qualify for this further reduced sales charge must provide the transfer agent with sufficient information to permit confirmation of qualification. In order to execute a Letter of Intent, please contact the transfer agent at 1-866-HW-FUNDS (1-866-493-8637).

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If you redeem Class A shares and within 60 days buy new Class A shares in the same Fund and register the account in the same way as the redeemed shares, you will not pay a sales charge on the new purchase amount. The amount eligible for this Reinstatement Privilege may not exceed the amount of your redemption proceeds. To exercise the privilege, contact your financial consultant, selected securities dealer, other financial intermediary or the transfer agent at 1-866-HW-FUNDS (1-866-493-8637).

You can find information about sales loads and breakpoints on the Fund’s website at www.hwcm.com and in the SAI, which is also available on the website.

Class C Shares
Currently, the Small Cap Diversified Value Fund, Global Value Fund and Capital Income Fund are not offering Class C shares to investors.  If you select Class C shares, you do not pay an initial sales charge at the time of purchase. However, the Distributor compensates the selling dealer or other financial intermediary. If you redeem your Class C shares within one year after purchase, you may be required to pay a deferred sales charge. You will also pay distribution and service fees of 1.00% each year under a distribution plan that the Funds have adopted under Rule 12b-1 under the 1940 Act. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges. The Distributor uses the money that it receives from the distribution fees primarily to compensate financial consultants, selected securities dealers or other financial intermediaries who assist you in purchasing Fund shares and also to cover the costs of marketing and advertising. The service fees pay for personal services provided to shareholders and the maintenance of shareholder accounts.  Proceeds from the CDSC and the 1.00% Distribution Plan payments made in the first year after purchase are paid to the Distributor and are used in whole or in part by the Distributor to pay the Advisor for financing the 1.00% up-front commission to dealers who sell Class C shares.

Shareholders eligible to invest at net asset value ($1 million sales charge breakpoint discount) may not purchase Class C shares.

If you redeem Class C shares within one year after purchase, you may be charged a deferred sales charge of 1.00%.  Shares acquired through reinvestment of distributions are not subject to a CDSC.  Your deferred sales charge will be based on the original cost of the shares being redeemed.  Shares not subject to a CDSC will be sold first.  If you sell only some of your shares, shares not subject to a CDSC are sold first.  The circumstances in which a deferred sales charge may be reduced or waived are included under the heading “Reduction or Waiver of Deferred Sales Charges Applicable to Class A and Class C Shares” in this section.

Your Class C shares convert automatically into Class A shares approximately eight years after purchase.  Class A shares are subject to lower annual expenses than Class C shares.  The conversion of Class C shares to Class A shares is not a taxable event for federal income tax purposes.

Class C shareholders may be able to convert to Class I shares of the same Fund if the Class C shareholders satisfy the eligibility requirements for Class I shares. Please contact your financial intermediary for additional information on how to convert your shares into another share class. The conversion of Class C shares to Class I shares is not a taxable event for federal income tax purposes.

Reduction or Waiver of Deferred Sales Charges Applicable to Class A and Class C Shares
The deferred sales charge relating to Class A and Class C shares may be reduced or waived in certain circumstances, such as:

•	Certain post-retirement withdrawals from an IRA or other retirement plan if you are over 70 1/2 years old;

•	Redemptions by certain eligible 401(a) and 401(k) plans offered through a recordkeeping platform and certain retirement plan rollovers;

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Shareholder Services

•
Withdrawals resulting from shareholder death or disability as long as the waiver request is made within one year after death or disability or, if later, reasonably promptly following completion of probate, or in connection with involuntary termination of an account in which Fund shares are held;

•	Redemptions resulting from a return of an excess contribution to a qualified employer retirement plan or an IRA;

•	Withdrawals through a Systematic Withdrawal Plan;

•	Certain qualified plans for which the Distributor does not pay upfront commissions to selected dealers; and

•	Redemptions of shares acquired through reinvestment of dividends and distributions.

Class R Shares
Class R shares are offered only by the Large Cap Value Fund and Mid-Cap Value Fund and are available only to certain retirement plans. If you select Class R shares, you do not pay either an initial sales charge or a deferred sales charge. You will pay distribution and service fees of 0.50% each year under a distribution plan that the Funds have adopted under Rule 12b-1 under the 1940 Act. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges.

HOW TO BUY, SELL, TRANSFER AND EXCHANGE SHARES

The following chart summarizes how to buy, sell, transfer and exchange shares through your financial consultant, selected securities dealer, broker, investment adviser, service provider or other financial intermediary. Because the selection of a mutual fund involves many considerations, your financial consultant, selected securities dealer or other financial intermediary may help you with this decision. The Funds do not issue share certificates.

In compliance with the USA PATRIOT Act of 2001 (Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act), please note that the transfer agent will verify certain information on your application as part of the Funds’ Anti-Money Laundering Program. As requested on the application, you must supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Please contact the transfer agent if you need additional assistance with your application.

If the Funds do not have a reasonable basis for determining your identity, the account will be rejected or you will not be allowed to perform transactions on the account until the necessary information to confirm your identity is received. The Funds reserve the right to close the account within five (5) business days if such information is not received.

Shares of the Funds have not been registered for sale outside of the United States.

If You Want To	Your Choices	Information Important for You to Know
Buy Shares	First, select the share class appropriate for you. Not everyone is eligible to buy Class I shares.	Refer to the pricing of shares table in the section entitled “About Class I, Class A, Class C and Class R Shares.” Be sure to read this Prospectus carefully.
Next, determine the amount of your investment.
For Class I shares, the minimum initial investment is $1 million.  For Class A, Class C and Class R shares, the minimum initial investment is $2,500 ($1,000 for IRA or other individual retirement accounts). Certain Fund Supermarket platforms may have initial investment minimums of less than $2,500.There is no minimum initial investment for retirement plans.  (The minimums for initial investments may be reduced or waived under certain circumstances.)

Financial advisors, broker-dealers, bank trust departments, or other financial intermediaries offering asset allocation models or other fee-based programs may have initial investment minimums of less than $2,500. Certain fund supermarket platforms may have initial investment minimums of less than $2,500. Consult your investment professional for the minimum initial investment specified by the program’s provider.

Have your financial consultant, selected securities dealer or other financial intermediary submit your purchase order.
The price of your shares is based on the next calculation of net asset value per share (“NAV”) after receipt of your order. Purchase orders received prior to the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m. Eastern time) are priced at the NAV determined that day (plus applicable sales charges for Class A shares). Certain financial intermediaries, however, may require submission of orders prior to that time.

Purchase orders received after that time are priced based on the NAV determined on the next business day. The Fund may reject any order to buy shares and may suspend the sale of shares at any time. Certain financial intermediaries may charge a fee to process a purchase.

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If You Want To	Your Choices	Information Important for You to Know
Purchase through the transfer agent
Purchase By Mail
Send a completed account application along with a check payable to HOTCHKIS & WILEY FUNDS to the following address:
(regular mail)

Hotchkis & Wiley Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin  53201-0701
(overnight)
Hotchkis & Wiley Funds
c/o U.S. Bancorp Fund Services, LLC
615 E. Michigan Street, 3rd Floor

Milwaukee, Wisconsin 53202-5207
The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents.  Therefore, deposit in the mail or with such services, or receipt at the U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Funds.
Checks must be drawn on a U.S. bank in U.S. dollars for the exact amount of the purchase.  You will receive the NAV (plus applicable sales charges for Class A shares) next determined after the transfer agent receives your check and completed application. The Funds will not accept payment in cash, money orders, U.S. Treasury checks, credit card checks, traveler’s checks, or starter checks for the purchase of shares. The Funds are unable to accept post-dated checks or any conditional order or payment.  If your check does not clear, you will be charged a $25 service charge and for any other losses sustained by the Funds.

Purchase By Wire
If you are making your first investment in the Funds, before you wire funds, the transfer agent must have a completed account application.  You may mail or overnight deliver your account application to the transfer agent.  Upon receipt of your completed account application, the transfer agent will establish an account for you.  The account number assigned will be required as part of the instruction that should be provided to your financial institution to send the wire.  Your financial institution must include the name of the Fund you are purchasing, the account number, and your name so that the wire may be correctly applied.  Your bank should transmit funds by wire to:

U.S. Bank, N.A.
777 East Wisconsin Avenue
Milwaukee, WI  53202
ABA #075000022
For credit to U.S. Bancorp Fund Services, LLC
Account #112-952-137
For further credit to HOTCHKIS & WILEY FUNDS
    [Name of Fund]
    shareholder name and account number

Federal fund purchases will only be accepted on a day on which the Funds and the custodian are open for business. Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing.  The Funds and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Add to Your Investment	Purchase additional shares
The minimum investment for additional purchases is generally $100. (The minimums for additional purchases may be waived under certain circumstances.)
If you purchased your shares through the transfer agent, forms for additional contributions are included with your account statements or by calling 1-866-HW-FUNDS (1-866-493-8637). You may purchase additional shares via wire. Before sending your wire, please contact the transfer agent to advise them of your intent to wire funds. This will ensure prompt and accurate credit of your wire.
Your financial consultant, selected securities dealer or other financial intermediary may also submit your order.

	Acquire additional shares through the automatic dividend reinvestment plan	Unless you elect to receive dividends in cash, all dividends are automatically reinvested without a sales charge.

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If You Want To	Your Choices	Information Important for You to Know
Participate in the automatic investment plan
You may invest a specific amount on a periodic basis through the transfer agent. The current minimum for such automatic investments is $100 (subsequent to the minimum initial investment). The minimum may be waived or revised under certain circumstances. To participate in the plan, your financial institution must be a member of the Automated Clearing House (“ACH”) network. You may change or terminate your participation in the plan at any time by notifying the transfer agent five (5) business days prior to your next transaction.   To change your financial institution, a signature guarantee or signature validation may be required. If your financial institution rejects your transaction, the transfer agent will charge a $25 fee to your account. Selected securities dealers or other financial intermediaries may also offer automatic investment plans.

Transfer Shares to Another Securities Dealer or Other Financial Intermediary	Transfer to a participating securities dealer or other financial intermediary
You may transfer your Fund shares to another selected securities dealer or other financial intermediary if authorized dealer agreements are in place between the Distributor and the transferring intermediary and the Distributor and the receiving intermediary. Certain shareholder services may not be available for all transferred shares. All future trading of these assets must be coordinated by the receiving intermediary.

	Transfer to a non-participating securities dealer or other financial intermediary	You must either: • Transfer your shares to an account with the transfer agent or • Sell your shares, paying any applicable deferred sales charge.
Sell Your Shares	Have your financial consultant, selected securities dealer or other financial intermediary submit your sales order.

The price of your shares is based on the next calculation of NAV after receipt of your order. For your redemption request to be priced at the NAV on the day of your request (minus applicable deferred sales charges for Class A and Class C shares), you must submit your request to your selected securities dealer or other financial intermediary prior to that day’s close of regular trading on the New York Stock Exchange (generally, 4:00 p.m. Eastern time).

Certain financial intermediaries, however, may require submission of orders prior to that time. Redemption requests received after that time are priced (less applicable deferred sales charges for Class A and Class C shares) at the NAV at the close of regular trading on the next business day. Certain financial intermediaries may charge a fee to process a sale of shares.

The Fund may reject an order to sell shares under certain circumstances permitted by the Securities and Exchange Commission, including during unusual market conditions or emergencies when the Fund can’t determine the value of its assets or sell its holdings.

Sell through the transfer agent

You may sell shares held at the transfer agent by writing to the transfer agent at the address on the back cover of this Prospectus. All shareholders on the account must sign the letter. A signature guarantee, from either a Medallion program member or a non-Medallion program member, will generally be required, but may be waived, if your redemption proceeds (i) are more than $50,000, (ii) are payable or sent to any person, address or bank account not on record, (iii) are sent to an address on record that has changed within 30 calendar days, or (iv) when ownership is being changed on the account. A signature guarantee or signature validation may be required when adding telephone redemption privileges or adding/changing automated financial institution instructions on an existing account or are paid to a corporation, partnership, trust or fiduciary.  Non-financial transactions including establishing or modifying certain services on an account may require a signature guarantee, signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source. In addition to the situations described above, the Funds and/or the transfer agent reserve the right to require a signature guarantee or signature validation in other instances based on the circumstances relative to the particular situation.  You can obtain a signature guarantee from a bank, securities dealer, securities broker, credit union, savings association, national securities exchange or registered securities association. A notary public seal will not be acceptable. You may have to supply additional documentation at the request of the transfer agent, depending on the type of account. Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether to withhold federal income tax.  Redemption requests failing to indicate an election will generally be subject to a 10% withholding. There is a 2% redemption fee on shares of the High Yield Fund that are redeemed or exchanged if they have been held for 90 days or less, subject to limited exceptions. Please see the section entitled "Redemption Fee - High Yield Fund" for more information.

All requests received in good order by the transfer agent before the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m. Eastern time) will be processed that day and the proceeds will usually be sent the next day. You may have a check sent to the address of record, proceeds may be wired to your pre-determined financial institution account or proceeds may be sent via electronic funds transfer through the ACH network using instructions previously provided to the transfer agent for your account. There is a $15 fee for outgoing wire transfers. In all cases, proceeds will be processed within seven calendar days following a properly completed request. If you make a redemption request before a Fund has collected payment for the purchase of shares, the Fund or the transfer agent may delay mailing your proceeds. This delay will usually not exceed 12 days from the date of purchase.

You may also sell shares held at the transfer agent by telephone request if the amount being sold does not exceed $50,000 and if certain other conditions are met. The $50,000 maximum does not apply to Class I shares. Contact the transfer agent at 1-866-HW-FUNDS (1-866-493-8637) for details.  If an account has more than one owner or authorized person, the transfer agent will accept telephone instructions from any one owner or authorized person.

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Sell Shares Systematically	Participate in a Fund’s Systematic Withdrawal Plan
You can choose to receive systematic payments from your Fund account either by check or through direct deposit to your financial institution account of at least $100 per payment if you have at least $10,000 in your account. You can generally arrange through the transfer agent or your selected securities dealer or other financial intermediary for systematic sales of shares of a fixed dollar amount as frequently as monthly, subject to certain conditions. Under either method, you should have dividends automatically reinvested.
The deferred sales charge is waived for systematic redemptions. Ask your financial intermediary or the transfer agent for details. Each withdrawal is generally a taxable event for federal income tax purposes.

Exchange Your Shares	Select the Fund into which you want to exchange.
You can exchange your shares of a Fund for shares of another Hotchkis & Wiley Fund subject to the policies and procedures adopted by the participating securities dealer or other financial intermediary and to the policies described below. The minimum exchange amount is $1,000. Exchanges are generally considered a sale for federal income tax purposes.
Each class of Fund shares is generally exchangeable for shares of the same class of another Hotchkis & Wiley Fund.
For Class A and Class C shares, in an exchange between Funds, the holding period of the original Fund will be aggregated with the holding period of the current Fund when calculating a deferred sales charge at the redemption of those shares.
To exercise the exchange privilege, contact your financial consultant, selected securities dealer or other financial intermediary or call the transfer agent at 1-866-HW-FUNDS (1-866-493-8637).

During periods of substantial economic or market change, you may find telephone redemptions difficult to implement and may encounter higher than usual call waits.  Telephone trades must be received by or prior to market close.  Please allow sufficient time to place your telephone transaction prior to market close.  If a servicing agent or shareholder cannot contact the transfer agent by telephone, they should make a redemption request in writing in the manner described earlier. Once a telephone transaction has been placed, it cannot be canceled or modified.

Redemption in Kind
The Funds reserve the right to pay redeeming shareholders with large accounts securities instead of cash in certain circumstances.  If your shares are redeemed in kind, then you will incur transaction costs when you subsequently sell the securities distributed to you.  Redemptions in kind are taxable for federal income tax purposes in the same manner as redemptions for cash.

Liquidating Small Accounts
Because of the high cost of maintaining smaller shareholder accounts, the Funds may redeem the shares in your account (without charging any deferred sales charge) if the value of your account falls below $500 due to redemptions you have made. You will be notified that the value of your account is less than $500 before a Fund makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least $500 before a Fund takes any action. This involuntary redemption does not apply to retirement plans or Uniform Gifts or Transfers to Minors Act accounts. A redemption of your shares in a Fund will generally be treated as a sale for federal income tax purposes, and depending on the investor and type of account, may be subject to tax.
Unclaimed Property
Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws.

Right to Suspend Sales and Reject Purchase Orders
The Funds reserve the right to suspend the offering of shares at any time, and to reject a purchase order.

The Advisor and the Funds are dedicated to minimizing or eliminating short-term and/or active trading in the Funds. Purchases and exchanges of the Funds should be made for long-term investment purposes. Short-term or excessive trading into or out of a Fund may harm other shareholders in various ways, including disrupting portfolio management strategies, increasing brokerage and administrative costs, and causing the Fund to generate taxable gains. To protect the interests of the long-term shareholders of the Funds, the Board of Trustees has adopted the following policies and has authorized the Advisor to make adjustments to specific provisions in these policies as necessary to ensure their effectiveness, including the redemption fee applicable to the High Yield Fund discussed in the section entitled “Redemption Fee – High Yield Fund.”

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The Funds discourage frequent purchases and redemptions of Fund shares, whether for "market timing" or any other purpose. Accordingly, the Funds reserve the right to reject any purchase or exchange request for any reason, including transactions representing excessive trading and transactions accepted by any shareholder's financial intermediary. For example, a Fund may reject any purchase order, including an exchange, from any investor who, in the Advisor's opinion, has a pattern of short-term or excessive trading in the Funds or other mutual funds or whose trading has been disruptive to a Fund or other mutual funds.

The Funds monitor trading activity in a variety of ways. Active trading within a 30-day period will generally be questioned if the trades meet certain thresholds for materiality. However, the Funds may reject trades from any shareholder who the Funds believe is engaged in excessive trading, whether or not in violation of these guidelines. The Funds may consider trading patterns over a longer period than 30 days and may take into account market conditions, the number of trades and the amount of the trades in making such determinations. In applying these policies, the Funds consider the information available to them at the time and reserve the right to consider trading activity in multiple accounts under common ownership, control or influence. Additionally, these guidelines may be changed at any time without prior notice to shareholders.

When excessive or short-term trading is detected, the party involved may be banned from future trading in the Funds. Judgments related to the rejection of purchases and the banning of future trades are inherently subjective and involve some selectivity in their application. The Advisor will seek to make judgments and applications that are consistent with the interests of the Funds' shareholders.

Persons engaged in excessive trading practices may use a variety of strategies to avoid detection, such as trading through multiple financial intermediaries or within omnibus accounts that pool transactions together in one account. The Funds may not be able to effectively monitor or detect excessive or short-term trading that occurs through financial intermediaries, particularly in an omnibus account. It is common for a substantial portion of Fund shares to be held in omnibus accounts. The Funds may not always be able to detect or curtail excessive or short-term trading in omnibus accounts, which may harm shareholders as described above.

In addition, the Funds attempt to limit exchanges in retirement plans, which often trade in omnibus accounts, to no more than one round-trip exchange per participant within a 30-day period. It is the responsibility of plan sponsors to communicate the Funds' restrictions to plan participants and monitor and apply the exchange limitation. The exchange limits may be modified to conform to individual plan exchange limits, Department of Labor regulations and automated asset allocation or dollar-cost-averaging programs. Certain automated or pre-established exchange, asset allocation and dollar-cost-averaging programs may not be subject to these exchange limits.

The Distributor has entered into agreements with respect to financial advisers and other financial intermediaries that maintain omnibus accounts with the transfer agent pursuant to which such financial advisors and other financial intermediaries undertake to cooperate with the Advisor and the Distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent short-term or excessive trading of the Funds’ shares through such accounts.  Certain plan recordkeepers may offer the Funds a menu of options designed to limit active trading.  These options may include blocking of exchanges or round-trip limitations for certain time periods.  Generally, the Funds prefer to implement buy blocks, whereby a participant who initiates a sale in a Fund would not be able to make a purchase for 30 days.  This limitation does not include payroll contributions, rollovers, loan transactions, automatic rebalancing or other similar transactions.  It may not be practical for each plan sponsor and/or recordkeeper to implement this systematic limitation or other short-term trading policies of the Funds.   The Funds will accept as adequate reasonable policies and procedures to detect and deter active trading even though those policies may not be as restrictive as those of the Funds.  Shareholders who own shares of the Funds through plan sponsors may request copies of such policies and procedures from those plan sponsors and/or recordkeepers.

For purposes of application of these policies, the Funds generally do not consider the following types of transactions to be active trading (unless significant in size or frequency of trades):

•	With respect to discretionary wrap programs, changes in investment models by research teams;
•	“Rebalancing” transactions by brokers or investment advisors to align accounts with target portfolios;
•	“Rebalancing” transactions by shareholders between taxable and non-taxable accounts;
•	Sales and purchases effected for the purpose of changing the class of Fund shares held;
•	Sales and purchases effected for the purpose of realizing tax gains/losses in order to offset other tax gains/losses; and
•	Sales and purchases effected by plan sponsors, recordkeepers or other intermediaries for various operational purposes.

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Redemption Fee – High Yield Fund
A 2% redemption fee may be imposed on shares of the High Yield Fund that are redeemed or exchanged if they have been held for 90 days or less. The redemption fee is paid directly to the High Yield Fund to offset the transaction costs of frequent trading and to protect long-term shareholders of the High Yield Fund.  The fee ensures that short-term investors pay their share of the High Yield Fund’s transaction costs and that long-term investors do not subsidize the activities of short-term traders. The High Yield Fund uses the “first in first out” (“FIFO”) method to determine the holding period.  This means that if you purchased shares on multiple dates, the shares you have held the longest will be redeemed first for purposes of assessing the redemption fee.  The redemption fee does not apply to:

●	employer sponsored retirement plans;
●	shares acquired through the reinvestment of dividends and distributions;
●	shares redeemed through systematic redemption plans;
●	shares redeemed to return excess IRA contributions;
●	share conversions;
●	certain intermediaries or omnibus accounts that may not have the capability to impose a redemption fee;
●	certain redemption transactions made within a retirement or employee benefit plan, such as minimum required distributions, loans and hardship withdrawals, or other transactions that are initiated by a party other than the plan participant;
●	redemptions and exchanges effectuated pursuant to an intermediary’s automatic investment rebalancing or dollar cost averaging programs or systematic withdrawal plans; or
●	redemption and exchange transactions made within a certain wrap fee or other fee based program.

Some intermediaries may agree to charge redemption fees on transactions in their customer accounts in accordance with the intermediary’s own policy, which may differ from the High Yield Fund’s policy in terms of the amount of the fee, the holding period and the types of transactions which could trigger the fee.  The High Yield Fund may allow the intermediary to apply its own redemption fee policy to its customer accounts in place of the High Yield Fund’s redemption fee policy if the High Yield Fund determines the intermediary’s policy is reasonably designed to discourage short-term trading.

In addition, the redemption fee may be waived in other limited circumstances deemed necessary by the Trust’s Chief Compliance Officer, in consultation with legal counsel, that do not indicate market-timing activity.  Any waivers authorized by the Chief Compliance Officer shall be reported to the Board.

SMALL CAP VALUE FUND AND MID-CAP VALUE FUND – LIMITED AVAILABILITY

The availability of the Small Cap Value Fund and the Mid-Cap Value Fund to new investors is limited.   The Funds do not permit investors to pool their investments in order to meet the eligibility requirements, except as otherwise noted below. Unless otherwise specified below, each new investor in the Funds must meet one of the eligibility requirements set forth below.

If you are or were a shareholder of the Small Cap Value Fund as of October 31, 2013 or the Mid-Cap Value Fund as of February 28, 2014, and continue to be a shareholder, you may make additional investments in the applicable Fund and reinvest your dividends and capital gain distributions in the Fund, unless the Advisor considers such additional purchases to be not in the best interests of the Fund and its other shareholders. An employee benefit plan that is a shareholder of the Fund may continue to buy shares in the ordinary course of the plan's operations, even for new plan participants.

You may open a new account in the Small Cap Value Fund or the Mid-Cap Value Fund only if that account meets the Fund’s other criteria (for example, minimum initial investment) and:

•
you are already a shareholder in such Fund (in your own name or as beneficial owner of shares held in someone else’s name) (for example, a nominee, custodian or omnibus account holding shares for the benefit of an investor would not be eligible to open a new account for its own benefit or for the benefit of another customer, but the investor would be eligible to open a new account in that Fund);

•
you receive shares of such Fund as a gift from an existing shareholder of the Fund (additional investments generally are not permitted unless you are otherwise eligible to open an account under one of the other criteria listed);

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•
you are transferring or “rolling over” into a Fund IRA from an employee benefit plan through which you held shares of the Fund (if your plan doesn’t qualify for rollovers you may still open a new account with all or part of the proceeds of a distribution from the plan);

•
you are purchasing Fund shares through a sponsored fee-based program and shares of such Fund are made available to that program pursuant to an agreement with the Trust or the Distributor and the Trust or the Distributor has notified the sponsor of that program, in writing, that shares may be offered through such program and has not withdrawn that notification;

•
you are an employee benefit plan or other type of corporate or charitable account sponsored by or affiliated with an organization that also sponsors or is affiliated with (or is related to an organization that sponsors or is affiliated with) another employee benefit plan or corporate or charitable account that is a shareholder of the Fund;

•
you are a registered investment advisor who has at least $250,000 of client assets invested with the Fund or at least $5,000,000 of client assets invested with the Advisor or the Funds at the time of your application;

•
you are a client of the Advisor or you have an existing business relationship with the Advisor and, in the judgment of the Advisor, your investment in the Fund would not adversely affect the Advisor’s ability to manage the Fund;

•	you are a Trustee or officer of the Trust, or a partner or employee of the Advisor or its affiliates, or a member of the immediate family of any of those persons;
•
you are a client of an asset allocation program offered by certain broker dealers who have selected the Fund as part of their discretionary models.  These programs must be pre-approved by the Advisor to purchase the Fund;

•	you are exchanging shares into an existing Fund account; or
•	you are a retirement plan in the process of funding or making fund selections at the close date. These accounts must be pre-approved by the Advisor.

The Fund may ask you to verify that you meet one of the guidelines above prior to permitting you to open a new account in the Fund. The Fund may permit you to open a new account if the Fund reasonably believes that you are eligible. The Fund also may decline to permit you to open a new account if the Fund believes that doing so would be in the best interests of the Fund even if you would be eligible to open a new account under these guidelines.

The Funds’ ability to impose the guidelines above with respect to accounts held by financial intermediaries may vary depending on the systems capabilities of those intermediaries, applicable contractual and legal restrictions and cooperation of those intermediaries.

HOW SHARES ARE PRICED

When you buy shares, you pay the NAV next determined after receipt of your order, plus any applicable sales charge. This is the offering price. The NAV of a class of a Fund is the market value in U.S. dollars of the Fund’s net assets (i.e., assets less liabilities) attributable to that class, divided by the number of shares outstanding in that class.  Expenses, including the fees payable to the Advisor, are accrued daily.  Due to the fact that different expenses are charged to the Class I, Class A, Class C and Class R shares of a Fund, the NAV of the classes of a Fund may vary.  Shares are also redeemed at their NAV, minus any applicable deferred sales charge. Each Fund calculates its NAV each day the New York Stock Exchange (the “Exchange”) is open as of the close of regular trading on the Exchange based on prices at the time of closing. Because some foreign markets are open on days when the Funds do not price their shares, the value of a Fund’s holdings (and correspondingly, the Fund’s NAV) could change at a time when you are not able to buy or sell Fund shares.

Regular trading on the Exchange generally closes at 4:00 p.m. Eastern time. The NAV used in determining your price is the next one calculated after your purchase or redemption order is received.  On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Funds do not transact purchase or redemption requests.

Assets are valued primarily on the basis of market quotations as provided by independent pricing agents.  Fixed income securities, including those to be purchased under firm commitment agreements (other than obligations having a maturity of 60 days or less), are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing agents, which take into account appropriate factors such as institutionalized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.  If market quotations are not available, a Fund will use fair value.  The Funds have adopted fair valuation procedures for use in appropriate circumstances. If no price, or in the Advisor’s determination no price representing fair value, is provided for a security held by a Fund by an independent pricing agent, then the security will be fair valued. The Board of Trustees has delegated to the Advisor the authority to approve fair value determinations in any situation that would impact a Fund’s NAV by less than a penny per share.  If the proposed valuation would impact a Fund's NAV by a penny or more per share, then the Valuation Committee of the Board meets to determine an appropriate price. In using fair value pricing, a Fund attempts to establish the price that it might reasonably have expected to receive upon a sale of the security at 4:00 p.m. Eastern time.

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The Board has approved the use of a third-party vendor’s proprietary fair value pricing model to assist in determining current valuation for foreign securities traded in markets that close prior to the Exchange. When fair value pricing is employed, the value of the portfolio security used to calculate the Funds’ NAV may differ from quoted or official closing prices.  Due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular security may be materially different from the value realized upon its sale. It is possible that market timers may attempt to buy or sell Fund shares to profit from price movements in foreign markets that are not yet reflected in a Fund’s NAV. Such trades may have the effect of reducing the value of existing shareholders’ investments. The Trust’s use of fair value pricing is designed to more accurately reflect the current market value of a portfolio security and to minimize the possibilities for time-zone arbitrage.

Each Fund has authorized one or more financial intermediaries to receive on its behalf purchase and redemption orders. Such intermediaries are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized intermediary or, if applicable, an intermediary’s authorized designee, receives the order. Customer orders will be priced at the NAV for the applicable class of a Fund (plus any applicable sales charge or minus any applicable deferred sales charge or redemption fee) next computed after they are received by an authorized intermediary or the intermediary’s authorized designee and accepted by a Fund. If the payment for a purchase order is not made by a designated time, the order will be canceled and the financial intermediary could be held liable for any losses.

Under certain circumstances, the per share NAV of a class of a Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.  Generally, when the Funds pay income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between the classes.

DIVIDENDS AND TAXES

The Funds will distribute any realized net capital gains at least annually. The Diversified Value Fund, the Large Cap Value Fund, the Mid-Cap Value Fund, the Small Cap Value Fund, the Small Cap Diversified Value Fund, the Global Value Fund and the Value Opportunities Fund will distribute any net investment income at least annually. Although this cannot be predicted with any certainty, each of these Funds anticipates that the majority of its distributions, if any, will consist of capital gains.

The Capital Income Fund and the High Yield Fund distribute substantially all of their net investment income to shareholders in the form of dividends. The Capital Income Fund and the High Yield Fund intend to declare income dividends daily and distribute them monthly to shareholders of record.  In addition, the Capital Income Fund and the High Yield Fund distribute any net capital gains they earn from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

The Capital Income Fund and the High Yield Fund shares will normally begin to earn dividends on the business day after payment is received by the Trust. The Capital Income Fund and the High Yield Fund shares will normally earn dividends through the date of redemption. The Capital Income Fund and the High Yield Fund shares redeemed on a Friday or prior to a holiday will continue to earn dividends until the next business day. Generally, if you redeem all of your shares at any time during the month, you will also receive all dividends earned through the date of redemption.  When you redeem only a portion of your shares, all dividends accrued on those shares will be reinvested, or paid in cash, on the next dividend payment date.

Dividends paid by a Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on Class A, Class C and Class R shares are expected to be lower than dividends on Class I shares as a result of the distribution fees applicable to Class A, Class C and Class R shares.

If you purchase and sell your shares through an intermediary, consult your intermediary to determine when your shares begin and stop accruing dividends; the information described above may vary.

The Funds may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. Dividends and distributions may be reinvested automatically in shares of a Fund at NAV without a sales charge or may be taken in cash. If your account is with a selected securities dealer or other financial intermediary that has an agreement with a Fund, contact your dealer or intermediary about which option you would like. If your account is with the transfer agent and you would like to receive dividends in cash, contact the transfer agent by telephone or in writing five (5) days prior to the record date of the next distribution. If an investor elects to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if a check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in the shareholder’s account at the then current NAV for that class of the Fund and to reinvest all subsequent distributions.

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Shareholder Services

You may be subject to federal income tax on distributions from a Fund, whether you receive them in cash or additional shares. Distributions from a Fund’s net investment income (which includes dividends, interest, net short-term capital gains and net gains from foreign currency transactions), if any, generally are taxable to you as ordinary income, unless such distributions are attributable to “qualified dividend income” eligible for the reduced federal income tax rates applicable to long-term capital gains, provided certain holding period and other requirements are satisfied.  Distributions of a Fund’s net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, are taxable as long-term capital gains, regardless of how long you may have held shares of the Funds.  Long-term capital gains are taxable to noncorporate investors at a maximum federal income tax rate of 20%.  Distributions from a Fund may also be subject to foreign, state and local income taxes.

Distributions declared by a Fund during October, November or December to shareholders of record during such month and paid by January 31 of the following year are treated for federal income tax purposes as if received by shareholders on December 31 of the year in which the distribution was declared.

If you purchase shares of a Fund just before a dividend or distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution.  This is referred to as “buying a dividend.”

If you redeem Fund shares or exchange them for shares of another Hotchkis & Wiley Fund, you generally will be treated as having sold your shares and may recognize a taxable gain or loss for federal income tax purposes, depending on whether the redemption proceeds are more or less than your basis in the redeemed shares. The gain or loss will generally be treated as long-term capital gain or loss if the shares were held for more than one year and if not held for such period, as short-term capital gain or loss.  Short-term capital gains are taxable at ordinary federal income tax rates.  Long-term capital gains are taxable to individuals and other non-corporate taxpayers at a maximum federal income tax rate of 20%.

A 3.8% Medicare tax is imposed on certain net investment income (including dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of shares of a Fund) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

Dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. A Fund may be eligible to elect to “pass through” to you foreign income taxes that it pays if more than 50% of the value of its total assets at the close of its taxable year consists of stock or securities of foreign corporations. If a Fund is eligible for and makes this election, you will be required to include your share of those taxes in gross income as a distribution from the Fund.  You will then be allowed to claim a credit (or a deduction, if you itemize deductions) for such amounts on your federal income tax return, subject to certain limitations. Tax-exempt holders of Fund shares, such as qualified retirement plans, will not generally benefit from such a deduction or credit.

If you are neither a lawful permanent resident nor a citizen of the U.S. or if you are a foreign entity, a Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

By law, each Fund must withhold 28% of your dividends and redemption proceeds if the taxpayer identification number or social security number you have provided is incorrect, you fail to make certain required certifications and/or if a Fund receives notification from the Internal Revenue Service requiring backup withholding.

This section summarizes some of the consequences under current federal income tax law of an investment in a Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences to you of an investment in a Fund under all applicable tax laws, including federal, state, foreign and local tax laws.

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The Management Team

MANAGEMENT OF THE FUNDS

The Advisor
Hotchkis & Wiley Capital Management, LLC, 725 South Figueroa Street, 39th Floor, Los Angeles, California 90017-5439, is each Fund’s investment advisor. The Advisor is a limited liability company, the primary members of which are HWCap Holdings, a limited liability company with members who are current and former employees of the Advisor, and Stephens-H&W, LLC, a limited liability company whose primary member is SF Holding Corp., which is a diversified holding company. The Advisor was organized as an investment advisor in 1980 and had approximately $32.8 billion in investment company and other portfolio assets under management as of June 30, 2015.  The Advisor supervises and arranges the purchase and sale of securities held in the Funds’ portfolios.

For its services under the applicable advisory agreement, the Advisor is entitled to receive an annual management fee for the Diversified Value Fund, Large Cap Value Fund and Mid-Cap Value Fund as follows:

First $5 billion in assets                                           0.75% of average net assets
Next $5 billion in assets                                           0.65% of average net assets
Over $10 billion in assets                                        0.60% of average net assets

The annual fee paid to the Advisor as a percentage of average daily net assets for the year ended June 30, 2015, net of expense reimbursements or fee waivers (if applicable), was 0.71% for the Diversified Value Fund, 0.75% for the Large Cap Value Fund and 0.75% for the Mid-Cap Value Fund.

For its services under the applicable advisory agreement, the Advisor is entitled to receive an annual management fee for the Small Cap Value Fund of 0.75% of average daily net assets; for the Small Cap Diversified Value Fund, an annual management fee of 0.75% of average daily net assets; for the Global Value Fund, an annual management fee of 0.80% of average daily net assets; for the Value Opportunities Fund, an annual management fee of 0.75% of average daily net assets; for the Capital Income Fund, an annual management fee of 0.65% of average daily net assets; and for the High Yield Fund, an annual management fee of 0.55% of average daily net assets.

The annual fee paid to the Advisor as a percentage of average daily net assets for the year ended June 30, 2015, net of expense reimbursements or fee waivers (if applicable), was 0.75% for the Small Cap Value Fund, 0.00% for the Small Cap Diversified Value Fund, 0.00% for the Global Value Fund, 0.75% for the Value Opportunities Fund, 0.40% for the Capital Income Fund and 0.52% for the High Yield Fund. The Advisor has agreed to waive fees or make reimbursements so that regular annual operating expenses of each Fund will be limited as noted below.

Expense Limit (as a percentage of average net assets)
Fund	Class I	Class A	Class C	Class R
Diversified Value	0.95%	1.20%	1.95%	N/A
Large Cap Value	1.05%	1.30%	2.05%	1.55%
Mid-Cap Value	1.15%	1.40%	2.15%	1.65%
Small Cap Value	1.25%	1.50%	2.25%	N/A
Small Cap Diversified Value	1.25%	1.50%	2.25%	N/A
Global Value Fund	1.10%	1.35%	2.10%	N/A
Value Opportunities	1.25%	1.50%	2.25%	N/A
Capital Income	0.80%	1.05%	1.80%	N/A
High Yield	0.70%	0.95%	1.70%	N/A

The Advisor has agreed to these expense limits through October 31, 2016 and will thereafter give shareholders at least 30 days’ notice if this policy will change.

A discussion regarding the basis on which the Board of Trustees approved the continuation of the investment advisory agreement for each Fund (other than the Small Cap Diversified Value Fund) is available in the Annual Report to shareholders for the year ended June 30, 2015. A discussion regarding the basis on which the Board of Trustees approved the initial investment advisory agreement for the Small Cap Diversified Value Fund is available in the Semi-Annual Report to shareholders for the period ended December 31, 2014.

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The Management Team

Portfolio Managers
The Advisor also manages institutional separate accounts and is the sub-advisor to other mutual funds. The investment process employed is the same for similar accounts, including the Funds, and is team-based utilizing primarily in-house, fundamental research. The investment research staff is organized by industry and sector and supports all of the accounts managed in each of the Advisor’s investment strategies.  Portfolio coordinators for each strategy ensure that the best thinking of the investment team is reflected in the “target portfolios.”  Investment ideas for each Fund are generated by the Advisor’s investment team.  The Advisor has identified the portfolio managers with the most significant responsibility for each Fund’s portfolio.  The list does not include all members of the investment team.

The investment process is team driven where each portfolio manager participates in the investment research review and decision-making process for all of the Funds.

Investment Team Member	Primary Role	Title and Recent Biography

George H. Davis, Jr.
Jointly and primarily responsible for day-to-day management of the Diversified Value Fund, Large Cap Value Fund, Mid-Cap Value Fund and Value Opportunities Fund.  He participates in the investment research review and decision-making process and represents the Funds to current and prospective shareholders.
CEO and Portfolio Manager of Advisor (since 2001); joined Advisor’s predecessor in 1988 as an equity analyst and became portfolio manager in 1989.

David Green, CFA
Jointly and primarily responsible for day-to-day management of the Small Cap Value Fund and Value Opportunities Fund.  He participates in the investment research review and decision-making process and represents the Funds to current and prospective shareholders.
Principal and Portfolio Manager of Advisor (since 2001); joined Advisor’s predecessor in 1997 as portfolio manager.

Mark Hudoff
Jointly and primarily responsible for day-to-day management of the Capital Income Fund and High Yield Fund.  He participates in the investment research review and decision-making process and represents the Funds to current and prospective shareholders.
Portfolio Manager of Advisor (since 2009). Executive Vice President, Portfolio Manager and Head of Global High Yield investments at PIMCO (2000 – 2009).

Ray Kennedy, CFA
Jointly and primarily responsible for day-to-day management of the High Yield Fund.  He participates in the investment research review and decision-making process and represents the Fund to current and prospective shareholders.
Portfolio Manager of Advisor (since 2008). Managing Director, Portfolio Manager and a senior member of PIMCO’s investment strategy group (1996 – 2007).

Sheldon Lieberman	Participates in the investment research review and decision-making process and represents the Diversified Value Fund and Large Cap Value Fund to current and prospective shareholders.	Principal and Portfolio Manager of Advisor (since 2001); joined Advisor’s predecessor in 1994 as portfolio manager.

Stan Majcher, CFA
Jointly and primarily responsible for day-to-day management of the Mid-Cap Value Fund.  He participates in the investment research review and decision-making process and represents the Fund to current and prospective shareholders.
Principal and Portfolio Manager of Advisor (since 2001); joined Advisor’s predecessor in 1996 as an equity analyst and became portfolio manager in 1999.

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The Management Team

Investment Team Member	Primary Role	Title and Recent Biography
Richard Mak, CFA
Jointly and primarily responsible for day–to-day management of the High Yield Fund. He participates in the investment research review and decision-making process and represents the Fund to current and prospective shareholders.

Portfolio Manager of Advisor (since 2013). Senior Vice-President, High Yield Portfolio Manager/Credit Analyst at PIMCO (2007 – 2013).

Noah Mayer
Jointly and primarily responsible for day-to-day management of the Capital Income Fund. He participates in the investment research review and decision-making process and represents the Funds to current and prospective shareholders.
Portfolio Manager of Advisor (since 2010); joined Advisor in 2007 as equity analyst and became portfolio manager in 2010.

Scott McBride, CFA
Jointly and primarily responsible for day-to-day management of the Diversified Value Fund, Large Cap Value Fund and Global Value Fund.  He participates in the investment research review and decision making process and represents the Funds to current and prospective shareholders.
Portfolio Manager of Advisor (since 2004); joined Advisor’s predecessor in 2001 as equity analyst and became portfolio manager in 2004.

Patricia McKenna, CFA	Participates in the investment research review and decision-making process and represents the Diversified Value Fund and Large Cap Value Fund to current and prospective shareholders.	Principal and Portfolio Manager of Advisor (since 2001); joined Advisor’s predecessor in 1995 as portfolio manager.

Patrick Meegan
Jointly and primarily responsible for day-to-day management of the Capital Income Fund and High Yield Fund.  He participates in the investment research review and decision-making process and represents the Funds to current and prospective shareholders.
Portfolio Manager of Advisor (since 2001); joined Advisor’s predecessor in 1998 as an equity analyst and became portfolio manager in 2001.

James Miles
Jointly and primarily responsible for day-to-day management of the Small Cap Value Fund.  He participates in the investment research review and decision-making process for the Small Cap Value Fund and Mid-Cap Value Fund and represents the Funds to current and prospective shareholders.
Principal and Portfolio Manager of Advisor (since 2001); joined Advisor’s predecessor in 1995 as portfolio manager.

Judd Peters, CFA
Jointly and primarily responsible for day-to-day management of the Diversified Value Fund, Large Cap Value Fund, Small Cap Diversified Value Fund and Global Value Fund.  He participates in the investment research review and decision making process and represents the Funds to current and prospective shareholders.
Portfolio Manager of Advisor (since 2003); joined Advisor’s predecessor in 1999 as equity analyst and became portfolio manager in 2003.

Scott Rosenthal
Jointly and primarily responsible for day-to-day management of the Global Value Fund.  He participates in the investment research review and decision making process and represents the Fund to current and prospective shareholders.
Portfolio Manager of Advisor (since 2010); joined Advisor in 2007 as equity analyst and became portfolio manager in 2010.

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The Management Team

Investment Team Member	Primary Role	Title and Recent Biography
Ryan Thomes, CFA
Jointly and primarily responsible for day–to-day management of the Small Cap Diversified Value Fund. He participates in the investment research review and decision-making process and represents the Fund to current and prospective shareholders.
Portfolio Analyst of Advisor (since 2008).

Please see the SAI for more information about management of the Funds, including additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Funds.

Prior Performance of the Advisor’s Comparable Accounts – Small Cap Diversified Value Fund

The table below sets forth data relating to the historical performance of the Hotchkis & Wiley Small Cap Diversified Value Composite (the “Composite”), a composite of investment advisory accounts managed by the Advisor since July 1, 2005, which have substantially similar investment objectives, policies and strategies as the Small Cap Diversified Value Fund, as compared to the Small Cap Diversified Value Fund’s benchmark indices, the Russell 2000® and Russell 2000® Value Indices.  The Composite contains all of the Advisor’s investment advisory accounts that are managed in a manner substantially similar to the Small Cap Diversified Value Fund, including the Small Cap Diversified Value Fund from its inception on June 30, 2014.  The performance of the Composite does not represent the historical performance of the Small Cap Diversified Value Fund and should not be considered indicative of the future performance of the Small Cap Diversified Value Fund.  Results may differ because of, among other factors, differences in brokerage commissions, account expenses including the management fees, the size of positions taken in relation to account size, diversification of the portfolio, timing of purchases and sales, and availability of cash for new investment.

The performance information for the Composite is the gross total return as adjusted to reflect management fees and trading expenses but before custodial fees applicable to the investment advisory accounts included in the Composite. Since the operating expenses incurred by investment advisory accounts are lower than the operating expenses of the Small Cap Diversified Value Fund, the use of the Small Cap Diversified Value Fund’s expense structure would have lowered the performance results of the Composite.

Certain accounts in the Composite are not mutual funds and, thus, were not subject to the requirements of the 1940 Act or Subchapter M of the Internal Revenue Code, which, if imposed, could have affected their performance. The performance of the Composite was calculated in compliance with the Global Investment Performance Standards (GIPS®) maintained by the CFA Institute.  This performance calculation method differs from the SEC performance standards applicable to registered investment companies, such as the Small Cap Diversified Value Fund.  Investors should be aware that the use of a methodology different from that used to calculate the performance of the Small Cap Diversified Value Fund could result in differing performance data.

THE INVESTMENT RESULTS PRESENTED BELOW ARE NOT THOSE OF THE SMALL CAP DIVERSIFIED VALUE FUND and are not intended to predict or suggest returns that might be experienced by the Small Cap Diversified Value Fund or an individual investor having an interest in the Small Cap Diversified Value Fund. These total return figures represent past performance and do not indicate future results, which will vary, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

TOTAL RETURNS FOR THE HOTCHKIS & WILEY SMALL CAP DIVERSIFIED VALUE COMPOSITE, THE RUSSELL 2000® AND THE RUSSELL 2000® VALUE INDICES

Year	Hotchkis & Wiley Small Cap Diversified Value Composite*	Russell 2000® Index	Russell 2000® Value Index
January 1, 2015 – June 30, 2015	0.45%	4.75%	0.76%
January 1, 2014 – December 31, 2014	8.99	4.89	4.22
January 1, 2013 – December 31, 2013	43.72	38.82	34.52
January 1, 2012 – December 31, 2012	18.56	16.35	18.05
January 1, 2011 – December 31, 2011	-5.41	-4.18	-5.50
January 1, 2010 – December 31, 2010	31.78	26.85	24.50
January 1, 2009 – December 31, 2009	37.38	27.17	20.58
January 1, 2008 – December 31, 2008	-34.60	-33.79	-28.92
January 1, 2007 – December 31, 2007	-19.70	-1.57	-9.78
January 1, 2006 – December 31, 2006	19.27	18.37	23.48
July 1, 2005 – December 31, 2005	3.89	5.88	3.78
*	The Hotchkis & Wiley Small Cap Diversified Value Composite commenced operations on July 1, 2005.

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The Management Team

Average Annual Total Returns
(for the periods ended December 31, 2014)

	1 Year	5 Years	Since Inception (July 1, 2005)
Hotchkis & Wiley Small Cap Diversified Value Composite	8.99%	18.28%	7.95%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	4.89%	15.55%	8.33%
Russell 2000® Value Index (reflects no deduction for fees, expenses or taxes)	4.22%	14.26%	7.16%

Prior Performance of the Advisor’s Comparable Accounts – Global Value Fund

The table below sets forth data relating to the historical performance of the Hotchkis & Wiley Global Value Composite (the “Composite”), a composite of investment advisory accounts managed by the Advisor since July 1, 2011, which have substantially similar investment objectives, policies and strategies as the Global Value Fund, as compared to the Global Value Fund’s benchmark index, the Russell Developed Index.  The Composite contains all of the Advisor’s investment advisory accounts that are managed in a manner substantially similar to the Global Value Fund, including the Global Value Fund from its inception on August 30, 2013.  The performance of the Composite does not represent the historical performance of the Global Value Fund and should not be considered indicative of the future performance of the Global Value Fund.  Results may differ because of, among other factors, differences in brokerage commissions, account expenses including the management fees, the size of positions taken in relation to account size, diversification of the portfolio, timing of purchases and sales, and availability of cash for new investment.

The performance information for the Composite is the gross total return as adjusted to reflect management fees and trading expenses but before custodial fees applicable to the investment advisory accounts included in the Composite. Since the operating expenses incurred by the investment advisory accounts are lower than the operating expenses of the Global Value Fund, the use of the Global Value Fund’s expense structure would have lowered the performance results of the Composite.

Certain accounts in the Composite are not mutual funds and, thus, were not subject to the requirements of the 1940 Act or Subchapter M of the Internal Revenue Code, which, if imposed, could have affected their performance. The performance of the Composite was calculated in compliance with the Global Investment Performance Standards (GIPS®) maintained by the CFA Institute.  This performance calculation method differs from the SEC performance standards applicable to registered investment companies, such as the Global Value Fund.  Investors should be aware that the use of a methodology different from that used to calculate the performance of the Global Value Fund could result in differing performance data.

THE INVESTMENT RESULTS PRESENTED BELOW ARE NOT THOSE OF THE GLOBAL VALUE FUND and are not intended to predict or suggest returns that might be experienced by the Global Value Fund or an individual investor having an interest in the Global Value Fund. These total return figures represent past performance and do not indicate future results, which will vary, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

TOTAL RETURNS FOR THE HOTCHKIS & WILEY GLOBAL VALUE COMPOSITE AND
THE RUSSELL DEVELOPED INDEX

Year	Hotchkis & Wiley Global Value Composite*	Russell Developed Index
January 1, 2015 – June 30, 2015	1.92%	3.33%
January 1, 2014 – December 31, 2014	3.32	5.27
January 1, 2013 – December 31, 2013	36.90	28.37
January 1, 2012 – December 31, 2012	26.32	16.89
July 1, 2011 – December 31, 2011	-12.66	-10.74
*	The Hotchkis & Wiley Global Value Composite commenced operations on July 1, 2011.

Average Annual Total Returns
(for the periods ended December 31, 2014)
	1 Year	Since Inception (July 1, 2011)
Hotchkis & Wiley Global Value Composite	3.32%	13.54%
Russell Developed Index (reflects no deduction for fees, expenses or taxes)	5.27%	10.30%

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Description of Indices
The performance of the Indices assumes the reinvestment of all distributions but does not assume any transaction costs, taxes, management fees or other expenses.  It is not possible to invest directly in an index.

The S&P 500® Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

The Russell 1000® Index, an unmanaged index, measures the performance of the 1,000 largest companies in the Russell 3000® Index.

The Russell 1000® Value Index measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values.

The Russell Midcap® Index, an unmanaged index, measures the performance of the 800 smallest companies in the Russell 1000® Index.

The Russell Midcap® Value Index measures the performance of those Russell Midcap® companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index, an unmanaged index, is a stock market index comprised of the 2,000 smallest companies in the Russell 3000® Index.

The Russell 2000® Value Index measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

The Russell Developed Index measures the performance of the investable securities in developed countries globally across all market capitalization ranges.

BofA Merrill Lynch U.S. Corporate, Government and Mortgage Index is a broad-based measure of the total rate of return performance of the U.S. investment grade bond markets.  The index is a capitalization weighted aggregation of outstanding U.S. Treasury, agency, and supranational, mortgage pass-through, and investment grade corporate bonds meeting specified selection criteria.

BofA Merrill Lynch BB-B US High Yield Constrained Index contains all securities in the BofA Merrill Lynch U.S. High Yield Index rated BB+ through B- by S&P (or equivalent as rated by Moody’s or Fitch), but caps issuer exposure at 2%.  Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds’ financial performance for the past five years, or since inception if less than five years, by showing information for the Funds’ Class I, Class A, Class C and Class R shares, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions).  The financial highlights for the fiscal years ended June 30, 2013, 2014 and 2015 have been audited by Deloitte & Touche LLP, whose report, along with the Funds’ financial statements, are included in the Funds’ annual report, which is available upon request.  The information for the years ended June 30, 2011 and 2012 was audited by another independent registered public accounting firm.  Further performance information is contained in the annual report.

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FINANCIAL HIGHLIGHTS

The following per share data and ratios have been derived from information provided in the financial statements.

		Income (loss) from investment operations			Dividends and distributions						Ratios to Average Net Assets
Diversified Value Fund	Net asset value, beginning of year	Net investment income1	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions	Net asset value, end of year	Total return2	Net assets, end of year (in thousands)	Expenses, net of reimbursement /waiver	Expenses before reimbursement /waiver	Net investment income
Class I
Year ended 6/30/2015	$15.47	$0.19	$0.61	$0.80	$(0.38)	$ —	$(0.38)	$15.89	5.30%	$481,815	0.95%	0.99%	1.18%
Year ended 6/30/2014	12.53	0.38	2.73	3.11	(0.17)	—	(0.17)	15.47	24.98	485,541	0.95	1.01	2.72
Year ended 6/30/2013	9.82	0.16	2.72	2.88	(0.17)	—	(0.17)	12.53	29.65	367,963	0.95	1.06	1.47
Year ended 6/30/2012	10.01	0.16	(0.18)	(0.02)	(0.17)	—	(0.17)	9.82	-0.01	320,916	0.95	1.06	1.73
Year ended 6/30/2011	7.94	0.15	2.02	2.17	(0.10)	—	(0.10)	10.01	27.44	328,273	0.95	1.12	1.59

Class A
Year ended 6/30/2015	$15.50	$0.14	$0.63	0.77	$(0.35)	$ —	$(0.35)	$15.92	5.07%	$52,752	1.20%	1.24%	0.92%
Year ended 6/30/2014	12.57	0.38	2.70	3.08	(0.15)	—	(0.15)	15.50	24.68	59,173	1.20	1.26	2.71
Year ended 6/30/2013	9.86	0.13	2.72	2.85	(0.14)	—	(0.14)	12.57	29.25	35,251	1.20	1.31	1.21
Year ended 6/30/2012	10.03	0.14	(0.18)	(0.04)	(0.13)	—	(0.13)	9.86	-0.18	34,731	1.20	1.31	1.46
Year ended 6/30/2011	7.96	0.14	2.02	2.16	(0.09)	—	(0.09)	10.03	27.16	45,383	1.20	1.37	1.42

Class C
Year ended 6/30/2015	$15.20	$0.03	$0.62	$0.65	$(0.09)	$ —	$(0.09)	$15.76	4.27%	$4,419	1.95%	1.99%	0.17%
Year ended 6/30/2014	12.35	0.17	2.75	2.92	(0.07)	—	(0.07)	15.20	23.70	4,429	1.95	2.01	1.28
Year ended 6/30/2013	9.72	0.05	2.68	2.73	(0.10)	—	(0.10)	12.35	28.28	11,815	1.95	2.06	0.45
Year ended 6/30/2012	9.92	0.07	(0.17)	(0.10)	(0.10)	—	(0.10)	9.72	-0.92	12,062	1.95	2.06	0.73
Year ended 6/30/2011	7.90	0.06	2.00	2.06	(0.04)	—	(0.04)	9.92	26.11	14,036	1.95	2.12	0.61

	Year Ended June 30,
	2015	2014	2013	2012	2011
Portfolio turnover rate	38%	33%	44%	42%	63%

		Income (loss) from investment operations			Dividends and distributions						Ratios to Average Net Assets
Large Cap Value Fund	Net asset value, beginning of year	Net Investment income1	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions	Net asset value, end of year	Total return2	Net assets, end of year (in thousands)	Expenses, net of reimbursement /waiver	Expenses before reimbursement /waiver	Net investment income
Class I
Year ended 6/30/2015	$26.65	$0.35	$0.99	$1.34	$(0.78)	$—	$(0.78)	$27.21	5.17%	$479,488	0.99%	0.99%	1.30%
Year ended 6/30/2014	21.35	0.73	4.88	5.61	(0.31)	—	(0.31)	26.65	26.52	500,102	1.01	1.01	3.04
Year ended 6/30/2013	16.80	0.31	4.69	5.00	(0.45)	—	(0.45)	21.35	30.48	389,300	1.05	1.05	1.68
Year ended 6/30/2012	16.96	0.31	(0.13)	0.18	(0.34)	—	(0.34)	16.80	1.22	316,081	1.05	1.05	1.96
Year ended 6/30/2011	13.32	0.26	3.42	3.68	(0.04)	—	(0.04)	16.96	27.61	588,823	1.05	1.07	1.60

Class A
Year ended 6/30/2015	$26.46	$0.27	$0.99	$1.26	$(0.70)	$—	$(0.70)	$27.02	4.89%	$191,665	1.24%	1.24%	1.03%
Year ended 6/30/2014	21.21	0.73	4.79	5.52	(0.27)	—	(0.27)	26.46	26.22	223,219	1.26	1.26	3.02
Year ended 6/30/2013	16.68	0.26	4.67	4.93	(0.40)	—	(0.40)	21.21	30.16	156,303	1.30	1.30	1.42
Year ended 6/30/2012	16.84	0.26	(0.12)	0.14	(0.30)	—	(0.30)	16.68	0.99	155,767	1.30	1.30	1.66
Year ended 6/30/2011	13.25	0.21	3.39	3.60	(0.01)	—	(0.01)	16.84	27.21	319,863	1.30	1.31	1.33

Class C
Year ended 6/30/2015	$25.96	$0.09	$0.94	$1.03	$(0.69)	$—	$(0.69)	$26.30	4.10%	$40,862	1.99%	1.99%	0.34%
Year ended 6/30/2014	20.72	0.72	4.52	5.24	—	—	—	25.96	25.29	25,765	2.01	2.01	3.02
Year ended 6/30/2013	16.26	0.10	4.58	4.68	(0.22)	—	(0.22)	20.72	29.12	8,324	2.05	2.05	0.59
Year ended 6/30/2012	16.48	0.14	(0.12)	0.02	(0.24)	—	(0.24)	16.26	0.29	23,891	2.05	2.05	0.92
Year ended 6/30/2011	13.05	0.09	3.34	3.43	—	—	—	16.48	26.28	36,612	2.05	2.07	0.59

Class R
Year ended 6/30/2015	$26.62	$0.22	$0.98	$1.20	$(0.66)	$—	$(0.66)	$27.16	4.64%	$12,867	1.49%	1.49%	0.81%
Year ended 6/30/2014	21.33	0.60	4.89	5.49	(0.20)	—	(0.20)	26.62	25.91	11,924	1.51	1.51	2.51
Year ended 6/30/2013	16.77	0.21	4.69	4.90	(0.34)	—	(0.34)	21.33	29.79	9,571	1.55	1.55	1.15
Year ended 6/30/2012	16.95	0.23	(0.12)	0.11	(0.29)	—	(0.29)	16.77	0.80	10,812	1.55	1.55	1.42
Year ended 6/30/2011	13.36	0.17	3.42	3.59	—	—	—	16.95	26.87	14,034	1.55	1.56	1.08

	Year Ended June 30,
	2015	2014	2013	2012	2011
Portfolio turnover rate	39%	57%	41%	59%	43%
1	Net investment income per share has been calculated based on average shares outstanding during the year.
2
Total returns exclude the effects of sales charges. The Fund’s investment advisor may have waived a portion of its advisory fee and/or reimbursed a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower.

HOTCHKIS & WILEY	59

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FINANCIAL HIGHLIGHTS

The following per share data and ratios have been derived from information provided in the financial statements.

		Income (loss) from investment operations			Dividends and distributions						Ratios to Average Net Assets
Mid-Cap Value Fund	Net asset value, beginning of year	Net investment income (loss)1	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions	Net asset value, end of year	Total return2	Net assets, end of year (in thousands)	Expenses, net of reimbursement /waiver	Expenses before reimbursement /waiver	Net investment income (loss)
Class I
Year ended 6/30/2015	$45.15	$0.15	$(0.63)	$(0.48)	$(0.27)	$(3.97)	$(4.24)	$40.43	-0.70%	$2,492,532	1.00%	1.00%	0.35%
Year ended 6/30/2014	35.36	0.21	9.71	9.92	(0.13)	—	(0.13)	45.15	28.10	2,542,569	1.01	1.01	0.52
Year ended 6/30/2013	26.02	0.16	9.31	9.47	(0.13)	—	(0.13)	35.36	36.51	1,627,378	1.07	1.07	0.55
Year ended 6/30/2012	24.96	0.13	0.95	1.08	(0.02)	—	(0.02)	26.02	4.33	1,058,806	1.10	1.10	0.54
Year ended 6/30/2011	18.14	0.05	6.85	6.90	(0.08)	—	(0.08)	24.96	38.05	1,077,149	1.08	1.08	0.20

Class A
Year ended 6/30/2015	$44.60	$0.04	$(0.61)	$(0.57)	$(0.15)	$(3.97)	$(4.12)	$39.91	-0.93%	$626,544	1.25%	1.25%	0.10%
Year ended 6/30/2014	34.98	0.12	9.58	9.70	(0.08)	—	(0.08)	44.60	27.78	862,559	1.26	1.26	0.29
Year ended 6/30/2013	25.75	0.09	9.21	9.30	(0.07)	—	(0.07)	34.98	36.16	406,949	1.32	1.32	0.32
Year ended 6/30/2012	24.74	0.07	0.94	1.01	—	—	—	25.75	4.08	217,069	1.35	1.35	0.28
Year ended 6/30/2011	18.01	(0.01)	6.78	6.77	(0.04)	—	(0.04)	24.74	37.63	235,301	1.33	1.33	(0.06)

Class C
Year ended 6/30/2015	$41.04	$(0.25)	$(0.58)	$(0.83)	$—	$(3.97)	$(3.97)	$36.24	-1.69%	$128,647	2.00%	2.00%	(0.65)%
Year ended 6/30/2014	32.39	(0.16)	8.85	8.69	(0.04)	—	(0.04)	41.04	26.84	154,222	2.01	2.01	(0.45)
Year ended 6/30/2013	23.97	(0.11)	8.53	8.42	—	—	—	32.39	35.13	62,638	2.07	2.07	(0.39)
Year ended 6/30/2012	23.20	(0.11)	0.88	0.77	—	—	—	23.97	3.32	15,072	2.10	2.10	(0.53)
Year ended 6/30/2011	16.98	(0.17)	6.39	6.22	—	—	—	23.20	36.63	35,320	2.08	2.08	(0.81)

Class R
Year ended 6/30/2015	$44.77	$(0.07)	$(0.62)	$(0.69)	$(0.07)	$(3.97)	$(4.04)	$40.04	-1.21%	$18,683	1.50%	1.50%	(0.16)%
Year ended 6/30/2014	35.17	0.02	9.63	9.65	(0.05)	—	(0.05)	44.77	27.47	24,693	1.51	1.51	0.05
Year ended 6/30/2013	25.92	0.03	9.25	9.28	(0.03)	—	(0.03)	35.17	35.82	9,746	1.57	1.57	0.09
Year ended 6/30/2012	24.95	0.003	0.97	0.97	—	—	—	25.92	3.89	4,762	1.60	1.60	0.02
Year ended 6/30/2011	18.18	(0.07)	6.85	6.78	(0.01)	—	(0.01)	24.95	37.32	6,215	1.58	1.58	(0.30)

	Year Ended June 30,
	2015	2014	2013	2012	2011
Portfolio turnover rate	54%	55%	66%	72%	62%

		Income (loss) from investment operations			Dividends and distributions						Ratios to Average Net Assets
Small Cap Value Fund	Net asset value, beginning of year	Net investment income (loss)1	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions	Net asset value, end of year	Total return2	Net assets, end of year (in thousands)	Expenses, net of reimbursement /waiver	Expenses before reimbursement /waiver	Net investment income (loss)
Class I
Year ended 6/30/2015	$66.62	$0.27	$2.30	$2.57	$(0.13)	$(7.39)	$(7.52)	$61.67	4.64%	$951,911	1.06%	1.06%	0.43%
Year ended 6/30/2014	54.84	0.13	16.83	16.96	(0.20)	(4.98)	(5.18)	66.62	32.40	785,915	0.99	0.99	0.21
Year ended 6/30/2013	41.83	0.32	12.96	13.28	(0.27)	—	(0.27)	54.84	31.88	452,702	1.03	1.03	0.67
Year ended 6/30/2012	43.90	0.29	(2.36)	(2.07)	—	—	—	41.83	-4.72	296,436	1.09	1.09	0.73
Year ended 6/30/2011	31.33	(0.05)	12.68	12.63	(0.06)	—	(0.06)	43.90	40.29	254,187	1.08	1.08	(0.13)

Class A
Year ended 6/30/2015	$66.26	$0.12	$2.28	$2.40	$—	$(7.39)	$(7.39)	$61.27	4.37%	$194,587	1.31%	1.31%	0.19%
Year ended 6/30/2014	54.67	(0.02)	16.75	16.73	(0.16)	(4.98)	(5.14)	66.26	32.06	204,205	1.24	1.24	(0.04)
Year ended 6/30/2013	41.67	0.21	12.91	13.12	(0.12)	—	(0.12)	54.67	31.55	103,329	1.28	1.28	0.43
Year ended 6/30/2012	43.84	0.15	(2.32)	(2.17)	—	—	—	41.67	-4.95	39,803	1.34	1.34	0.39
Year ended 6/30/2011	31.34	(0.15)	12.68	12.53	(0.03)	—	(0.03)	43.84	39.94	64,100	1.33	1.33	(0.39)

Class C
Year ended 6/30/2015	$58.99	$(0.32)	$1.97	$1.65	$—	$(7.39)	$(7.39)	$53.25	3.60%	$35,172	2.06%	2.06%	(0.58)%
Year ended 6/30/2014	49.40	(0.43)	15.04	14.61	(0.04)	(4.98)	(5.02)	58.99	31.09	43,161	1.99	1.99	(0.79)
Year ended 6/30/2013	37.84	(0.14)	11.70	11.56	—	—	—	49.40	30.55	28,745	2.03	2.03	(0.31)
Year ended 6/30/2012	40.11	(0.10)	(2.17)	(2.27)	—	—	—	37.84	-5.66	10,970	2.09	2.09	(0.29)
Year ended 6/30/2011	28.87	(0.42)	11.66	11.24	—	—	—	40.11	38.93	11,727	2.08	2.08	(1.14)

	Year Ended June 30,
	2015	2014	2013	2012	2011
Portfolio turnover rate	43%	43%	35%	37%	54%

1	Net investment income (loss) per share has been calculated based on average shares outstanding during the year.
2
Total returns exclude the effects of sales charges.  The Fund’s investment advisor may have waived a portion of its advisory fee and/or reimbursed a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower.

3	Amount is less than $0.005.

60	HOTCHKIS & WILEY

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FINANCIAL HIGHLIGHTS

The following per share data and ratios have been derived from information provided in the financial statements.

		Income from investment operations			Dividends and distributions						Ratios to Average Net Assets
Small Cap Diversified Value Fund	Net asset value, beginning of year	Net investment income1	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions	Net asset value, end of year	Total return2	Net assets, end of year (in thousands)	Expenses, net of reimbursement /waiver	Expenses before reimbursement /waiver	Net investment income
Class I
Year from 6/30/20143 to 6/30/2015	$10.00	$0.05	$0.22	$0.27	$(0.04)	$(0.22)	$(0.26)	$10.01	2.93%	$15,337	1.25%	3.75%	0.48%

Class A
Year from 6/30/20143 to 6/30/2015	$10.00	$0.03	$0.22	$0.25	$(0.03)	$(0.22)	$(0.25)	$10.00	2.71%	$130	1.50%	4.25%	0.29%

				Year Ended June 30,
				2015
Portfolio turnover rate				40%

		Income (loss) from investment operations			Dividends and distributions						Ratios to Average Net Assets
Global Value Fund	Net asset value, beginning of period	Net investment income1	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions	Net asset value, end of period	Total return2	Net assets, end of period (in thousands)	Expenses, net of reimbursement /waiver	Expenses before reimbursement /waiver	Net investment income
Class I
Year ended 6/30/2015	$13.31	$0.14	$(0.46)	$(0.32)	$(0.30)	$(0.76)	$(1.06)	$11.93	-1.98%	$6,144	1.10%	4.34%	1.11%
Year ended 6/30/2014	11.49	0.41	2.45	2.86	(0.17)	(0.87)	(1.04)	13.31	25.98	3,867	1.10	6.26	3.29
Period from 12/31/20123 to 6/30/2013	10.00	0.12	1.37	1.49	—	—	—	11.49	14.90	2,024	1.104	11.754	2.224

Class A
Year ended 6/30/2015	$13.29	$0.10	$(0.45)	$(0.35)	$(0.27)	$(0.76)	$(1.03)	$11.91	-2.22%	$110	1.35%	4.77%	0.79%
Period from 8/30/20133 to 6/30/2014	11.85	0.34	2.13	2.47	(0.16)	(0.87)	(1.03)	13.29	21.88	137	1.354	6.584	3.214

	Years Ended June 30,		Period December 31, 20123 through
	2015	2014	June 30, 2013
Portfolio turnover rate	42%	52%	38%

1	Net investment income per share has been calculated based on average shares outstanding during the period.
2
Total returns exclude the effects of sales charges. The Fund’s investment advisor and administrator may have waived a portion of their fees and/or reimbursed a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower.  Returns for periods less than one year are not annualized.

3	Commencement of operations.
4	Annualized.

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FINANCIAL HIGHLIGHTS

The following per share data and ratios have been derived from information provided in the financial statements.

		Income (loss) from investment operations			Dividends and distributions						Ratios to Average Net Assets
Value Opportunities Fund	Net asset value, beginning of year	Net investment income (loss)1	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions	Net asset value, end of year	Total return2	Net assets, end of year (in thousands)	Expenses, net of reimbursement /waiver	Expenses before reimbursement /waiver	Net investment income (loss)
Class I
Year ended 6/30/2015	$29.88	$0.41	$1.35	$1.76	$(0.42)	$(2.09)	$(2.51)	$29.13	6.75%	$363,363	0.96%	0.96%	1.42%
Year ended 6/30/2014	25.46	0.35	5.91	6.26	(0.23)	(1.61)	(1.84)	29.88	25.67	265,138	0.99	0.99	1.25
Year ended 6/30/2013	20.44	0.34	6.00	6.34	(0.38)	(0.94)	(1.32)	25.46	32.28	105,332	1.03	1.03	1.45
Year ended 6/30/2012	21.12	0.33	(0.48)	(0.15)	(0.14)	(0.39)	(0.53)	20.44	-0.20	41,079	1.10	1.10	1.73
Year ended 6/30/2011	14.96	0.14	6.24	6.38	(0.22)	—	(0.22)	21.12	42.81	39,014	1.11	1.11	0.74

Class A
Year ended 6/30/2015	$29.88	$0.34	$1.36	$1.70	$(0.36)	$(2.09)	$(2.45)	$29.13	6.47%	$201,477	1.21%	1.21%	1.19%
Year ended 6/30/2014	25.48	0.25	5.94	6.19	(0.18)	(1.61)	(1.79)	29.88	25.34	165,608	1.24	1.24	0.91
Year ended 6/30/2013	20.46	0.28	6.01	6.29	(0.33)	(0.94)	(1.27)	25.48	31.98	103,822	1.28	1.28	1.22
Year ended 6/30/2012	21.12	0.28	(0.47)	(0.19)	(0.08)	(0.39)	(0.47)	20.46	-0.45	32,022	1.35	1.35	1.45
Year ended 6/30/2011	14.98	0.11	6.22	6.33	(0.19)	—	(0.19)	21.12	42.40	34,908	1.36	1.36	0.58

Class C
Year ended 6/30/2015	$28.31	$0.12	$1.27	$1.39	$(0.20)	$(2.09)	$(2.29)	$27.41	5.65%	$76,647	1.96%	1.96%	0.43%
Year ended 6/30/2014	24.28	0.04	5.65	5.69	(0.05)	(1.61)	(1.66)	28.31	24.44	52,042	1.99	1.99	0.17
Year ended 6/30/2013	19.50	0.10	5.73	5.83	(0.11)	(0.94)	(1.05)	24.28	30.97	24,728	2.03	2.03	0.44
Year ended 6/30/2012	20.21	0.13	(0.45)	(0.32)	—	(0.39)	(0.39)	19.50	-1.22	11,308	2.10	2.10	0.69
Year ended 6/30/2011	14.40	(0.05)	5.99	5.94	(0.13)	—	(0.13)	20.21	41.35	12,160	2.11	2.11	(0.26)

	Year Ended June 30,
	2015	2014	2013	2012	2011
Portfolio turnover rate	101%	45%	98%	123%	137%

		Income (loss) from investment operations			Dividends and distributions						Ratios to Average Net Assets
Capital Income Fund	Net asset value, beginning of period	Net investment income1	Net gains (losses) on securities (both realized and unrealized)	Total from invest-ment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions	Net asset value, end of period	Total return2	Net assets, end of period (in thousands)	Expenses, net of reimburse-ment /waiver	Expenses before reimbursement /waiver	Net investment income
Class I
Year ended 6/30/2015	$12.85	$0.47	$(0.38)	$0.09	$(0.52)	$(0.20)	$(0.72)	$12.22	0.69%	$33,958	0.80%	1.05%	3.75%
Year ended 6/30/2014	11.83	0.57	1.64	2.21	(0.51)	(0.68)	(1.19)	12.85	19.71	21,399	0.80	1.34	4.61
Year ended 6/30/2013	10.57	0.51	1.38	1.89	(0.50)	(0.13)	(0.63)	11.83	18.45	11,348	0.80	1.85	4.51
Year ended 6/30/2012	10.37	0.51	0.25	0.76	(0.48)	(0.08)	(0.56)	10.57	7.76	8,588	0.80	2.81	5.06
Period from 12/31/20103 to 6/30/2011	10.00	0.24	0.35	0.59	(0.22)	—	(0.22)	10.37	5.90	7,765	0.804	3.754	4.604

Class A
Year ended 6/30/2015	$13.24	$0.44	$(0.35)	$0.09	$(0.48)	$(0.20)	$(0.68)	$12.65	0.73%	$42,398	1.05%	1.30%	3.39%
Year ended 6/30/2014	12.18	0.61	1.61	2.22	(0.48)	(0.68)	(1.16)	13.24	19.17	47,872	1.05	1.51	4.76
Year ended 6/30/2013	10.67	0.50	1.61	2.11	(0.47)	(0.13)	(0.60)	12.18	20.34	13,782	1.05	1.99	4.31
Year ended 6/30/2012	10.38	0.51	0.32	0.83	(0.46)	(0.08)	(0.54)	10.67	8.37	333	1.05	3.06	4.93
Period from 2/28/20113 to 6/30/2011	10.34	0.15	0.03	0.18	(0.14)	—	(0.14)	10.38	1.74	82	1.054	4.124	4.314

		Year Ended June 30,			Period December 31, 20103
	2015	2014	2013	2012	through June 30, 2011
Portfolio turnover rate	62%	53%	65%	38%	39%
1	Net investment income (loss) per share has been calculated based on average shares outstanding during the period.
2	Total returns exclude the effects of sales charges. The Fund’s investment advisor may have waived a portion of its advisory fee and/or reimbursed a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. Returns for periods less than one year are not annualized.
3	Commencement of operations.
4	Annualized.

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FINANCIAL HIGHLIGHTS

The following per share data and ratios have been derived from information provided in the financial statements.

		Income (loss) from investment operations			Dividends and distributions						Ratios to Average Net Assets
High Yield Fund	Net asset value, beginning of period	Net investment income1	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions	Net asset value, end of period	Total return2	Net assets, end of period (in thousands)	Expenses, net of reimburse-ment /waiver	Expenses before reimbursement /waiver	Net investment income
Class I
Year ended 6/30/2015	$13.37	$0.70	$(0.75)3	$(0.05)	$(0.71)	$(0.10)	$(0.81)	$12.51	-0.26%	$2,060,504	0.70%	0.73%	5.56%
Year ended 6/30/2014	12.83	0.76	0.67	1.43	(0.76)	(0.13)	(0.89)	13.37	11.51	1,127,080	0.70	0.75	5.82
Year ended 6/30/2013	12.28	0.80	0.61	1.41	(0.81)	(0.05)	(0.86)	12.83	11.70	686,718	0.70	0.75	6.23
Year ended 6/30/2012	12.79	0.94	(0.25)	0.69	(0.95)	(0.25)	(1.20)	12.28	6.02	426,041	0.70	0.76	7.76
Year ended 6/30/2011	12.01	0.92	1.23	2.15	(0.93)	(0.44)	(1.37)	12.79	18.45	187,319	0.70	0.75	7.15

Class A
Year ended 6/30/2015	$13.29	$0.67	$(0.75)4	$(0.08)	$(0.68)	$(0.10)	$(0.78)	$12.43	-0.54%	$682,129	0.95%	0.98%	5.31%
Year ended 6/30/2014	12.75	0.73	0.66	1.39	(0.72)	(0.13)	(0.85)	13.29	11.28	607,104	0.95	1.00	5.59
Year ended 6/30/2013	12.21	0.76	0.60	1.36	(0.77)	(0.05)	(0.82)	12.75	11.37	410,060	0.95	1.00	5.91
Year ended 6/30/2012	12.73	0.90	(0.26)	0.64	(0.91)	(0.25)	(1.17)	12.21	5.66	105,472	0.95	1.01	7.47
Year ended 6/30/2011	11.97	0.88	1.21	2.09	(0.89)	(0.44)	(1.33)	12.73	18.11	53,832	0.95	1.01	6.88

Class C
Year ended 6/30/2015	$13.36	$0.58	$(0.76)3	$(0.18)	$(0.58)	$(0.10)	$(0.68)	$12.50	-1.25%	$3,581	1.70%	1.73%	4.53%
Year ended 6/30/2014	12.82	0.62	0.68	1.30	(0.63)	(0.13)	(0.76)	13.36	10.40	3,623	1.70	1.75	4.72
Period from 12/31/20125 to 6/30/2013	12.88	0.30	(0.05)	0.25	(0.31)	–	(0.31)	12.82	1.91	812	1.706	1.746	4.736

	Year Ended June 30,
	2015	2014	2013	2012	2011
Portfolio turnover rate	44%	51%	66%	57%	139%

1	Net investment income per share has been calculated based on average shares outstanding during the period.
2
Total returns exclude the effects of sales charges. The Fund’s investment advisor may have waived a portion of its advisory fee and/or reimbursed a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower.  Returns for periods less than one year are not annualized.

3	Redemption fees per share were less than $0.005.
4	Includes redemption fees per share of $0.01.
5	Commencement of operations.
6	Annualized.

HOTCHKIS & WILEY	63

Table of Contents - Prospectus

PRIVACY POLICY

The Hotchkis & Wiley Funds and Hotchkis & Wiley Capital Management, LLC value our relationship with our clients as our most important asset.  We are committed to safeguarding our clients’ confidential non-public personal information.  Our privacy policy outlines the steps we take to protect our clients’ personal information.

We collect non-public personal information about you from the following sources in the normal course of business to serve you better:

•	Information we receive about you on applications, questionnaires or other forms;
•	Information you give us orally or on written or electronic correspondence;
•	Information about your transactions with us, financial intermediaries, or others;
•	Information received from your custodian, consultant, attorneys, or others; and
•	Information provided and captured on our website, including any information captured on our website through the use of “cookies”.

We do not sell your personal information to anyone, nor do we disclose your personal information to unaffiliated third parties without the client’s authorization, except to your authorized representatives (including your consultant, attorney or accountant).  We may disclose your personal information to financial intermediaries (such as broker-dealers and custodians) only as permitted by law and only as necessary for us to provide agreed services and products.  We may also disclose your personal information to other service providers with whom we have business arrangements to help administrate our business.  These service providers are bound by law or by contract to use your information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose.  In limited circumstances, we may disclose your personal information as required by law or in response to inquiries from governmental authorities.

We limit access to your personal information, as much as possible, to those employees who need to know that information to provide products and services to you.  We also maintain physical, electronic and procedural safeguards to guard the privacy of your nonpublic personal information.

We apply this policy to current and former clients.

HOTCHKIS & WILEY	PP-1

Table of Contents - Prospectus

PROSPECTUS
INFORMATION ABOUT THE FUNDS

Advisor
Hotchkis & Wiley Capital Management, LLC
725 South Figueroa Street, 39th Floor
Los Angeles, California 90017-5439
(213) 430-1000

Administrator, Fund Accountant and Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53202-5207
1-866-HW-FUNDS (1-866-493-8637)

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
695 Town Center Drive, Suite 1200
Costa Mesa, California 92626

Please read this Prospectus before you invest in the Funds.  Keep the Prospectus for future reference. You can get additional information about the Funds in:

–	Statement of Additional Information – SAI (incorporated by reference into, legally a part of, this Prospectus)

–	Annual Report (contains a discussion of market conditions and investment strategies that significantly affected Fund performance)

–	Semi-annual Report

To get this information and other information regarding the Funds free of charge or for shareholder questions, contact the Funds’ transfer agent.

The current SAI, annual report and semi-annual report are available on www.hwcm.com/literature.

Information about the Funds, including the SAI, annual report and semi-annual report, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., by calling (202) 551-8090 for information on the operation of the public reference room. This information is also available on the SEC’s website at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520.

You should rely only on the information contained in this Prospectus when deciding whether to invest. No one is authorized to provide you with information that is different.

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202-5207

Custodian
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, Massachusetts 02110

Counsel
Vedder Price P.C.
222 North LaSalle Street, Suite 2600
Chicago, Illinois 60601

	NASDAQ	CUSIP
Diversified Value Fund
Class I	HWCIX	44134R768
Class A	HWCAX	44134R750
Class C	HWCCX	44134R743
Large Cap Value Fund
Class I	HWLIX	44134R503
Class A	HWLAX	44134R107
Class C	HWLCX	44134R701
Class R	HWLRX	44134R784
Mid-Cap Value Fund
Class I	HWMIX	44134R800
Class A	HWMAX	44134R206
Class C	HWMCX	44134R875
Class R	HWMRX	44134R776
Small Cap Value Fund
Class I	HWSIX	44134R867
Class A	HWSAX	44134R305
Class C	HWSCX	44134R842
Small Cap Diversified Value Fund
Class I	HWVIX	44134R651
Class A	HWVAX	44134R644
Class C	not currently offered	not currently offered
Global Value Fund
Class I	HWGIX	44134R685
Class A	HWGAX	44134R677
Class C	not currently offered	not currently offered
Value Opportunities Fund
Class I	HWAIX	44134R834
Class A	HWAAX	44134R792
Class C	HWACX	44134R826
Capital Income Fund
Class I	HWIIX	44134R719
Class A	HWIAX	44134R693
Class C	not currently offered	not currently offered
High Yield Fund
Class I	HWHIX	44134R735
Class A	HWHAX	44134R727
Class C	HWHCX	44134R669

Investment Company Act File #811-10487
CODE #HWF-P-0815
Hotchkis & Wiley Funds are distributed
by Quasar Distributors, LLC

Hotchkis & Wiley Funds
725 South Figueroa Street, 39th Floor
Los Angeles, California 90017-5439

Table of Contents - Prospectus

STATEMENT OF ADDITIONAL INFORMATION

Hotchkis & Wiley Funds

725 South Figueroa Street, 39th Floor, Los Angeles, California 90017-5439
Phone No. 1-866-HW-FUNDS (1-866-493-8637)
_______________

Hotchkis & Wiley Diversified Value Fund (“Diversified Value Fund”), Hotchkis & Wiley Large Cap Value Fund (“Large Cap Value Fund”), Hotchkis & Wiley Mid-Cap Value Fund (“Mid-Cap Value Fund”), Hotchkis & Wiley Small Cap Value Fund (“Small Cap Value Fund”), Hotchkis & Wiley Small Cap Diversified Value Fund (“Small Cap Diversified Value Fund”),  Hotchkis & Wiley Global Value Fund (“Global Value Fund”), Hotchkis & Wiley Value Opportunities Fund (“Value Opportunities Fund”), Hotchkis & Wiley Capital Income Fund (“Capital Income Fund”) and Hotchkis & Wiley High Yield Fund (“High Yield Fund”) (each, a “Fund” and collectively, the “Funds”) are funds (or series) of Hotchkis & Wiley Funds (the “Trust”). The Trust is an open-end, management investment company which is organized as a Delaware statutory trust.

Fund	Ticker Symbol
	Class I	Class A	Class C	Class R
Diversified Value Fund	HWCIX	HWCAX	HWCCX	N/A
Large Cap Value Fund	HWLIX	HWLAX	HWLCX	HWLRX
Mid-Cap Value Fund	HWMIX	HWMAX	HWMCX	HWMRX
Small Cap Value Fund	HWSIX	HWSAX	HWSCX	N/A
Small Cap Diversified Value Fund	HWVIX	HWVAX	(not currently offered)	N/A
Global Value Fund	HWGIX	HWGAX	(not currently offered)	N/A
Value Opportunities Fund	HWAIX	HWAAX	HWACX	N/A
Capital Income Fund	HWIIX	HWIAX	(not currently offered)	N/A
High Yield Fund	HWHIX	HWHAX	HWHCX	N/A

_______________

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Prospectus dated August 28, 2015 for the Large Cap Value and Mid-Cap Value Funds’ Class I, Class A, Class C and Class R shares, and the Diversified Value, Small Cap Value, Small Cap Diversified Value, Global Value, Value Opportunities, Capital Income and High Yield Funds’ Class I, Class A and Class C shares (“Prospectus”). The Prospectus has been filed with the United States Securities and Exchange Commission (the “Commission” or “SEC”) and can be obtained, without charge, by calling the Funds at 1-866-HW-FUNDS (1-866-493-8637) or your financial consultant or other financial intermediary, or by writing to the Funds at U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, WI 53202. The Prospectus is incorporated by reference into this SAI, and this SAI is incorporated by reference into the Prospectus. The audited financial statements for each Fund are incorporated into this SAI by reference to their Annual Report for the fiscal year ended June 30, 2015. You may request a copy of the Annual Report at no charge by calling 1-866-HW-FUNDS (1-866-493-8637).
_______________

Hotchkis & Wiley Capital Management, LLC — (“Advisor”)
_______________

The date of this SAI is August 28, 2015.

TABLE OF CONTENTS

Table of Contents - Statement of Additional Information
i

Table of Contents - Statement of Additional Information
ii

TRUST HISTORY

The Trust was formed on July 23, 2001 as a Delaware statutory trust. The Trust is an open-end, management investment company currently consisting of eight separate diversified series (the Diversified Value Fund, the Large Cap Value Fund, the Mid-Cap Value Fund, the Small Cap Value Fund, the Small Cap Diversified Value Fund, the Global Value Fund, the Capital Income Fund and the High Yield Fund) and one separate non-diversified series (the Value Opportunities Fund).  The Trust was organized to acquire the assets and liabilities of the Mercury HW Large Cap Value Fund, the Mercury HW Mid-Cap Value Fund and the Mercury HW Small Cap Value Fund (the “Mercury HW Funds”). On February 4, 2002, the Mercury HW Funds were reorganized into the Trust through a non-taxable exchange. The performance of the Large Cap Value Fund, Mid-Cap Value Fund and Small Cap Value Fund includes the historical performance of their predecessors.  Prior to August 28, 2009, the Diversified Value Fund was known as the Hotchkis & Wiley Core Value Fund and the Value Opportunities Fund was known as the Hotchkis & Wiley All Cap Value Fund.

DESCRIPTION OF THE FUNDS, THEIR INVESTMENTS AND RISKS

The investment objectives, principal investment strategies and related principal risks of the Funds are set forth in the Prospectus. This SAI includes additional information about those investment strategies and risks as well as information about other investment strategies in which the Funds may engage and the risks associated with such strategies.

Investment Restrictions

Each Fund has adopted the following restrictions (in addition to its investment objective(s)) as fundamental policies, which may not be changed without the favorable vote of the holders of a “majority” of that Fund’s outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act, the vote of the holders of a “majority” of a Fund’s outstanding voting securities means the vote of the holders of the lesser of (1) 67% or more of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (2) more than 50% of the outstanding shares.

Except as noted, none of the Funds may:

1.
Purchase any security, other than obligations of the U.S. government, its agencies, or instrumentalities (“U.S. government securities”), if as a result: (i) with respect to 75% of its total assets, more than 5% of the Fund’s total assets (determined at the time of investment) would then be invested in securities of a single issuer; or (ii) 25% or more of the Fund’s total assets (determined at the time of investment) would be invested in one or more issuers having their principal business activities in a single industry. This restriction does not apply to the Value Opportunities Fund.

2.
Purchase securities on margin (but any Fund may obtain such short-term credits as may be necessary for the clearance of transactions), provided that the deposit or payment by a Fund of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

3.
Except for the Small Cap Diversified Value Fund, the Global Value Fund, the Capital Income Fund and the High Yield Fund, make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short (short sale against-the-box), and unless not more than 25% of the Fund’s net assets (taken at current value) is held as collateral for such sales at any one time.

4.
Issue senior securities, borrow money or pledge its assets except that any Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 10% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings; none of the Funds will purchase any additional portfolio securities while such borrowings are outstanding, except for the High Yield Fund.  The Small Cap Diversified Value Fund, the Global Value Fund, the Capital Income Fund and the High Yield Fund may borrow from banks in amounts not exceeding 33 1/3% of their total assets (including borrowings) and may pledge their assets to secure such borrowings.

5.
Purchase any security (other than U.S. government securities) if as a result, with respect to 75% of the Fund’s total assets, the Fund would then hold more than 10% of the outstanding voting securities of an issuer.  This restriction does not apply to the Value Opportunities Fund.

Table of Contents - Statement of Additional Information

6.
Purchase or sell commodities or commodity contracts or real estate or interests in real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate. (For the purposes of this restriction, forward foreign currency exchange contracts are not deemed to be commodities or commodity contracts.)

7.	Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

8.	Make investments for the purpose of exercising control or management.

9.	Make loans except to the extent permitted by the 1940 Act, and any regulations, interpretations or exemptive or other relief granted thereunder.

In addition, the Value Opportunities Fund may not:

1.
Purchase any security (other than U.S. government securities) if as a result, 25% or more of the Fund’s total assets (determined at the time of investment) would be invested in one or more issuers having their principal business activities in a single industry, except for temporary defensive purposes.

2.	Purchase any security (other than U.S. government securities) if as a result, the Fund would then hold more than 10% of the outstanding voting securities of an issuer.

Any percentage limitation on a Fund’s investments is determined when the investment is made, unless otherwise noted. With respect to borrowing and illiquid securities, if a Fund at any time exceeds the maximum permissible investment percentage limitations, the Fund will take action to bring it back into compliance as required by Commission guidance, rules and regulations. The above restrictions do not prohibit representatives of a Fund or the Advisor from participating on creditors’ committees with respect to the Fund’s portfolio investments.  For the avoidance of doubt, restriction No. 6 above shall apply to investments in physical commodities and shall not prevent the Funds from engaging in transactions involving futures contracts, options or other derivative instruments, investing in securities that are secured by commodities or investing in companies or other entities that are engaged in a commodities or the commodities trading business or that have a significant portion of their assets in commodities related investments.  In addition, restriction No. 6 shall not prohibit the Funds from investing in securities or other investments backed by real estate or securities of companies engaged in the real estate business.  All swap agreements and other derivative instruments that were not classified as commodities or commodity contracts prior to July 21, 2010 are not deemed to be commodities or commodity contracts for purposes of restriction No. 6 above.

The Large Cap Value Fund, the Mid-Cap Value Fund, the Small Cap Value Fund, the Small Cap Diversified Value Fund and the High Yield Fund will provide 60 days’ prior written notice to shareholders of a change in that Fund’s non-fundamental policy of investing at least 80% of its net assets plus borrowings for investment purposes in the type of investments suggested by the Fund’s name.

Bonds

The term “bond” or “bonds” as used in the Prospectus and this SAI is intended to include all manner of fixed-income securities, debt securities and other debt obligations unless specifically defined or the context requires otherwise.

Borrowing

The Funds, except for the Small Cap Diversified Value Fund, the Global Value Fund, the Capital Income Fund and the High Yield Fund, may borrow for temporary or emergency purposes in amounts not exceeding 10% of each Fund’s total assets.  The Small Cap Diversified Value Fund, the Global Value Fund, the Capital Income Fund and the High Yield Fund may borrow money in amounts not exceeding 33 1/3% of their total assets.  The 1940 Act requires a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed.  Borrowing subjects a Fund to interest costs which may or may not be recovered by appreciation of the securities purchased, and can exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund’s portfolio.  This is the speculative factor known as leverage.

Table of Contents - Statement of Additional Information

Convertible Securities

The Funds may invest in convertible securities of domestic or foreign issuers.  Convertible securities are generally preferred stocks and other securities, including fixed-income securities, which may be converted at a stated price within a specified period of time into a certain quantity of common stock or other equity securities of the same or a different issuer. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security’s underlying common stock.

In general, the market value of a convertible security is at least the higher of its “investment value” (that is, its value as a fixed-income security) or its “conversion value” (that is, its value upon conversion into its underlying stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security’s underlying common stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no security’s investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

Corporate Debt Securities

The Funds may invest in corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) of domestic or foreign issuers.  The Mid-Cap Value Fund, the Small Cap Value Fund and the Small Cap Diversified Value Fund may invest up to 5% of their respective total assets in corporate debt securities rated below investment grade, but not below B.  The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.  Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities. Security ratings are based on at least one major rating agency, or if unrated, of comparable quality in the Advisor’s opinion.

Corporate Loans

The Funds can invest in corporate loans. Commercial banks and other financial institutions make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (“LIBOR”) or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less responsive to shifts in market interest rates. Because the trading market for corporate loans is less developed than the secondary market for bonds and notes, a Fund may experience difficulties from time to time in selling its corporate loans. Borrowers frequently provide collateral to secure repayment of these obligations. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a “syndicate.” The syndicate’s agent arranges the corporate loans, holds collateral and accepts payments of principal and interest. If the agent developed financial problems, a Fund may not recover its investment, or there might be a delay in the Fund’s recovery. By investing in a corporate loan, the Fund becomes a member of the syndicate.

Cybersecurity Risk

With the increased use of technologies such as the Internet to conduct business, the Funds are susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting the Funds or their service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a Fund’s ability to calculate its NAV, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which a Fund invests, counterparties with which a Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for Fund shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Funds’ service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Funds cannot control the cyber security plans and systems put in place by their service providers or any other third parties whose operations may affect the Funds or their shareholders. The Funds and their shareholders could be negatively impacted as a result.

Table of Contents - Statement of Additional Information

Delayed Funding Loans and Revolving Credit Facilities

The Value Opportunities Fund, the Capital Income Fund and the High Yield Fund may enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring the Value Opportunities Fund, the Capital Income Fund or the High Yield Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Value Opportunities Fund, the Capital Income Fund or the High Yield Fund is committed to advance additional funds, the Fund will segregate or “earmark” cash or other unencumbered assets determined to be liquid by the Advisor in accordance with procedures established by the Board of Trustees (“liquid assets”), that are equal to its obligations under the commitment. Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

Derivative Instruments

To the extent consistent with their investment objectives and policies and the investment restrictions listed in this SAI, the Funds may purchase and write call and put options on securities, securities indexes and on foreign currencies and enter into futures contracts and use options on futures contracts. The Funds also may enter into swap agreements with respect to credit default, foreign currencies, interest rates and securities indexes. The Funds may use these techniques to hedge against changes in interest rates, foreign currency exchange rates, or securities prices or as part of their overall investment strategies.

Options on Securities and on Securities Indexes. A Fund may purchase put options on securities or security indexes to protect holdings in an underlying or related security against a substantial decline in market value. A Fund may purchase call options on securities and security indexes. A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. A Fund may write a call or put option only if the option is “covered” by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund’s obligation as writer of the option. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series.

A Fund may also purchase put and call options on stock indexes. The amount of cash received upon exercise of a stock index option, if any, will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. All settlements of stock index option transactions are in cash. Some stock index options are based on a broad market index such as the Standard & Poor's 500 Index (the “S&P 500 Index”), the New York Stock Exchange Composite Index, or the American Stock Exchange Major Market Index, or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index. Because the value of a stock index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than upon movements in the price of a particular stock.

The purchase and writing of options involve certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying securities decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.

Table of Contents - Statement of Additional Information

There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, a Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding.

Futures Contracts and Options on Futures Contracts. A Fund may use interest rate, foreign currency or index futures contracts, as specified for that Fund in the Prospectus or if permitted by its investment restrictions. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made.

A Fund may purchase and write call and put options on futures. Options on futures possess many of the same characteristics as options on securities and indexes (discussed above). An option on a futures contract gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

Each Fund will use futures contracts and options on futures contracts in accordance with the rules of the CFTC. For example, a Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund’s securities or the price of the securities which the Fund intends to purchase. A Fund’s hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce that Fund’s exposure to interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and options on futures contracts. Pursuant to CFTC Rule 4.5, the Advisor has filed a notice of exclusion from registration as a commodity pool operator in respect of each Fund. On February 9, 2012, the CFTC adopted rule amendments that modify the criteria for claiming the CFTC Rule 4.5 exclusion from registration and regulation as a commodity pool operator.  The Advisor intends to limit each Fund’s use of commodity interests so as to remain eligible for the exclusion.

Limitations on Use of Futures and Options Thereon. A Fund that may use futures and futures options will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

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When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash, U.S. government securities or other securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily in accordance with policies approved by the Board of Trustees. Each day a Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark-to-market its open futures positions.

A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities or commodities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, a Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, a Fund realizes a capital loss. The transaction costs must also be included in these calculations.

When purchasing a futures contract, a Fund will segregate or “earmark” liquid assets, that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, a Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund.  When selling a futures contract, a Fund will segregate or “earmark” liquid assets that are equal to the market value of the futures contract. Alternatively, a Fund may "cover" its position by owning the instruments underlying the futures contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Trust's custodian).

If a Fund writes a call option on a security or an index, it may "cover" its obligation under the call option by owning the security or index underlying the call option, by having an absolute and immediate right to acquire that security or index without additional cash consideration (or, if additional cash consideration is required, cash or other liquid assets in such amount are segregated or "earmarked") upon conversion or exchange of other securities held by the Fund, or by segregating or “earmarking” liquid assets in an amount equal to the market value of the security or index underlying the option. A call option written by a Fund is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written; or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated or "earmarked" liquid assets. A put option on a security or an index written by a Fund is "covered" if the Fund segregates or "earmarks" liquid assets equal to the exercise price. A put option written by a Fund is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated or "earmarked" liquid assets.

When selling a call option on a futures contract, a Fund will segregate or “earmark” liquid assets, that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

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When selling a put option on a futures contract, a Fund will segregate or “earmark” liquid assets, that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

Risk Factors in Futures Transactions and Options. Investment in futures contracts involves the risk of imperfect correlation between movements in the price of the futures contract and the price of the security being hedged. The hedge will not be fully effective when there is imperfect correlation between the movements in the prices of two financial instruments. For example, if the price of the futures contract moves more than the price of the hedged security, a Fund will experience either a loss or gain on the futures contract which is not completely offset by movements in the price of the hedged securities. To compensate for imperfect correlations, the Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, the Fund may purchase or sell fewer futures contracts if the volatility of the price of the hedged securities is historically less than that of the futures contracts.

The particular securities comprising the index underlying the index financial futures contract may vary from the securities held by a Fund. As a result, the Fund’s ability to hedge effectively all or a portion of the value of its securities through the use of such financial futures contracts will depend in part on the degree to which price movements in the index underlying the financial futures contract correlate with the price movements of the securities held by the Fund. The correlation may be affected by disparities in the Fund’s investments as compared to those comprising the index and general economic or political factors. In addition, the correlation between movements in the value of the index may be subject to change over time as additions to and deletions from the index alter its structure. The trading of futures contracts also is subject to certain market risks, such as inadequate trading activity, which could at times make it difficult or impossible to liquidate existing positions.

Each Fund expects to liquidate a majority of the futures contracts it enters into through offsetting transactions on the applicable contract market. There can be no assurance, however, that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close out a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In such situations, if the Fund has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The inability to close out futures positions also could have an adverse impact on the Fund’s ability to hedge effectively its investments. The liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. A Fund will enter into a futures position only if, in the judgment of the Advisor, there appears to be an actively traded secondary market for such futures contracts.

The successful use of transactions in futures and related options also depends on the ability of the Advisor to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent interest rates remain stable during the period in which a futures contract or option is held by a Fund or such rates move in a direction opposite to that anticipated, the Fund may realize a loss on a hedging transaction which is not fully or partially offset by an increase in the value of portfolio securities. As a result, the Fund’s total return for such period may be less than if it had not engaged in the hedging transaction.

Because of low initial margin deposits made upon the opening of a futures position, futures transactions involve substantial leverage. As a result, relatively small movements in the price of the futures contracts can result in substantial unrealized gains or losses. There is also the risk of loss by a Fund of margin deposits in the event of the bankruptcy of a broker with whom the Fund has an open position in a financial futures contract.

The amount of risk a Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option on a futures contract also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Risks of Potential Government Regulation of Derivatives. It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent a Fund from using such instruments as a part of its investment strategy, and could ultimately prevent a Fund from being able to achieve its investment objective. It is impossible to predict fully the effects of legislation and regulation in this area, but the effects could be substantial and adverse.

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The futures markets are subject to comprehensive statutes, regulations, and margin requirements. The SEC, the Commodity Futures Trading Commission (the “CFTC”) and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.

The regulation of swaps and futures transactions in the U.S. is a rapidly changing area of law and is subject to modification by government and judicial action. There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in a Fund or the ability of a Fund to continue to implement its investment strategies. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which was signed into law in July 2010, sets forth a new legislative framework for over-the-counter (“OTC”) derivatives, such as swaps, in which the Funds may invest. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market, grants significant new authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and will require clearing of many OTC derivatives transactions.

Under recently adopted rules and regulations, transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared. In a transaction involving those swaps (“cleared derivatives”), a Fund’s counterparty is a clearing house, rather than a bank or broker. Since a Fund is not a member of clearing houses and only clearing members can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives transactions, a Fund will make payments (including margin payments) to and receive payments from a clearing house through its accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In many ways, cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements. For example, a Fund may be required to provide more margin for cleared derivatives transactions than for bilateral derivatives transactions. Also, in contrast to a bilateral derivatives transaction, following a period of notice to a Fund, a clearing member generally can require termination of an existing cleared derivatives transaction at any time or an increase in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions or to terminate those transactions at any time. Any increase in margin requirements or termination of existing cleared derivatives transactions by the clearing member or the clearing house could interfere with the ability of a Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose a Fund to greater credit risk to its clearing member, because margin for cleared derivatives transactions in excess of a clearing house’s margin requirements typically is held by the clearing member. Also, a Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that the Advisor expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. In those cases, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of the transaction, including loss of an increase in the value of the transaction and/or loss of hedging protection. In addition, the documentation governing the relationship between the Fund and clearing members is drafted by the clearing members and generally is less favorable to the Fund than typical bilateral derivatives documentation. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by the Fund in favor of the clearing member for losses the clearing member incurs as the Fund’s clearing member and typically does not provide the Fund any remedies if the clearing member defaults or becomes insolvent.

Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for a Fund. For example, swap execution facilities typically charge fees, and if a Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, a Fund may indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility.

These and other new rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. These regulations are new and evolving, so their potential impact on a Fund and the financial system are not yet known. While the new regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that the new clearing mechanisms will achieve that result, and in the meantime, as noted above, central clearing and related requirements expose a Fund to new kinds of risks and costs.

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Emerging Market Securities

The Funds may invest in securities and instruments that are economically tied to developing (or “emerging market”) countries. The Advisor generally considers an instrument to be economically tied to an emerging market country if the issuer or guarantor is a government of an emerging market country (or any political subdivision, agency, authority or instrumentality of such government), if the issuer or guarantor is organized under the laws of an emerging market country, or if the currency of settlement of the security is a currency of an emerging market country. With respect to derivative instruments, the Advisor generally considers such instruments to be economically tied to emerging market countries if the underlying assets are currencies of emerging market countries (or baskets or indexes of such currencies), or instruments or securities that are issued or guaranteed by governments of emerging market countries or by entities organized under the laws of emerging market countries. The Advisor has broad discretion to identify countries that it considers to qualify as emerging markets. In making investments in emerging market securities, a Fund emphasizes countries with relatively low gross national product per capita and with the potential for rapid economic growth. Emerging market countries are generally located in Asia, Africa, the Middle East, Latin America and Eastern Europe. The Advisor will select the country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, and any other specific factors it believes to be relevant.

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

The Capital Income Fund and the High Yield Fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by the Capital Income Fund and the High Yield Fund may be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings of relevant Brady Bonds.

Foreign investment risk may be particularly high to the extent that a Fund invests in emerging market securities that are economically tied to countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries.

Event-Linked Exposure

The Global Value Fund, the Value Opportunities Fund, the Capital Income Fund and the High Yield Fund may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps” or implement “event-linked strategies.” Event-linked exposure results in gains or losses that typically are contingent, or formulaically related to, defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena, or statistics relating to such events. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If a trigger event occurs, the Fund may lose a portion or its entire principal invested in the bond or notional amount on a swap. Event-linked exposure often provides for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked exposure may also expose the Global Value Fund, the Value Opportunities Fund, the Capital Income Fund and the High Yield Fund to certain unanticipated risks including credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked exposures may also be subject to liquidity risk.

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Equity Securities

Equity securities, such as common stock, represent an ownership interest, or the right to acquire an ownership interest, in an issuer and have greater price volatility than fixed-income securities.  The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably.

Common stock generally takes the form of shares in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value also may fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock also may be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds, other debt and preferred stock. For this reason, the value of a company's stock will usually react more strongly than its bonds, other debt and preferred stock to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies. Stocks of companies that the portfolio managers believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks.

Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy and/or insolvency of the issuer. In addition to common stock, equity securities may include preferred stock, convertible securities and warrants, which are discussed elsewhere in the Prospectus and this SAI. Equity securities other than common stock are subject to many of the same risks as common stock, although possibly to different degrees. The risks of equity securities are generally magnified in the case of equity investments in distressed companies.

Financial Sector Risk

      The Diversified Value Fund, Large Cap Value Fund, Mid-Cap Value Fund, Small Cap Diversified Value Fund, Global Value Fund and Value Opportunities Fund currently invest a significant portion of their assets in companies in the financial sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. This sector can be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and the impact of more stringent capital requirements.

Foreign (Non-U.S.) Currencies

The Funds may invest directly in foreign currencies or in securities that trade in, or receive revenues in, foreign currencies and will be subject to currency risk. Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments.

The Funds may engage in foreign currency transactions on a spot (cash) basis, and enter into forward foreign currency exchange contracts and invest in foreign currency futures contracts and options on foreign currencies and futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces the Fund’s exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. Certain foreign currency transactions may also be settled in cash rather than the actual delivery of the relevant currency. The effect on the value of the Funds is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. A contract to sell foreign currency would limit any potential gain which might be realized if the value of the hedged currency increases. The Funds may enter into these contracts to hedge against foreign exchange risk, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that the Funds will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for the Fund to benefit from favorable fluctuations in relevant foreign currencies. The Funds may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. When purchasing forward foreign currency exchange contracts for non-hedging purposes, a Fund will segregate or “earmark” liquid assets that are equal to its obligations under the contracts.

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Foreign Currency Options and Related Risks

The Funds may take positions in options on foreign currencies to hedge against the risk of foreign exchange rate fluctuations on foreign securities the Funds hold in their portfolios or intend to purchase. For example, if a Fund were to enter into a contract to purchase securities denominated in a foreign currency, it could effectively fix the maximum U.S. dollar cost of the securities by purchasing call options on that foreign currency. Similarly, if a Fund held securities denominated in a foreign currency and anticipated a decline in the value of that currency against the U.S. dollar, it could hedge against such a decline by purchasing a put option on the currency involved. The markets in foreign currency options are relatively new, and a Fund’s ability to establish and close out positions in such options is subject to the maintenance of a liquid secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

The quantities of currencies underlying option contracts represent odd lots in a market dominated by transactions between banks, and as a result extra transaction costs may be incurred upon exercise of an option.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations be firm or revised on a timely basis. Quotation information is generally representative of very large transactions in the interbank market and may not reflect smaller transactions where rates may be less favorable. Option markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.

Risks of Options Trading. The Funds may effectively terminate their rights or obligations under options by entering into closing transactions. Closing transactions permit a Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. The value of a foreign currency option depends on the value of the underlying currency relative to the U.S. dollar. Other factors affecting the value of an option are the time remaining until expiration, the relationship of the exercise price to market price, the historical price volatility of the underlying currency and general market conditions. As a result, changes in the value of an option position may have no relationship to the investment merit of a foreign security. Whether a profit or loss is realized on a closing transaction depends on the price movement of the underlying currency and the market value of the option.

Options normally have expiration dates of up to nine months. The exercise price may be below, equal to or above the current market value of the underlying currency. Options that expire unexercised have no value, and a Fund will realize a loss of any premium paid and any transaction costs. Closing transactions may be effected only by negotiating directly with the other party to the option contract, unless a secondary market for the options develops. Although the Funds intend to enter into foreign currency options only with dealers which agree to enter into, and which are expected to be capable of entering into, closing transactions with the Funds, there can be no assurance that a Fund will be able to liquidate an option at a favorable price at any time prior to expiration. In the event of insolvency of the counter-party, a Fund may be unable to liquidate a foreign currency option. Accordingly, it may not be possible to effect closing transactions with respect to certain options, with the result that a Fund would have to exercise those options that it had purchased in order to realize any profit.

Foreign Investment Risks

Foreign Market Risk.  Each Fund may invest in foreign securities.  Foreign security investment involves special risks not present in U.S. investments that can increase the chances that a Fund will lose money.

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Foreign Economy Risk.  The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position.  Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.  Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair a Fund’s ability to purchase or sell foreign securities or otherwise adversely affect a Fund’s operations. Other foreign market risks include difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.

Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the U.S. government does. Some countries may not have laws to protect investors the way that the United States securities laws do. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much disclosure or detail as U.S. accounting standards, it may be harder for a Fund’s portfolio managers to completely and accurately determine a company’s financial condition.

Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply.

Foreign (Non-U.S.) Securities

The Funds may invest in securities and instruments that are economically tied to foreign (non-U.S.) countries. The Advisor generally considers an instrument to be economically tied to a non-U.S. country if the issuer is a foreign government (or any political subdivision, agency, authority or instrumentality of such government), or if the issuer is organized under the laws of a non-U.S. country. In the case of certain money market instruments, such instruments will be considered economically tied to a non-U.S. country if either the issuer or the guarantor of such money market instrument is organized under the laws of a non-U.S. country. With respect to derivative instruments, the Advisor generally considers such instruments to be economically tied to non-U.S. countries if the underlying assets are foreign currencies (or baskets or indexes of such currencies), or instruments or securities that are issued by foreign governments or issuers organized under the laws of a non-U.S. country (or if the underlying assets are certain money market instruments, if either the issuer or the guarantor of such money market instruments is organized under the laws of a non-U.S. country).

Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. Shareholders should consider carefully the substantial risks involved for the Fund from investing in securities issued by foreign companies and governments of foreign countries. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields and risks associated with foreign securities markets may change independently of each other. Also, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

The Funds may invest in, or obtain exposure to, the securities of foreign issuers in the form of Depositary Receipts or other securities convertible into securities of foreign issuers or other foreign securities. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. American Depositary Receipts (“ADRs”) are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation.  European Depositary Receipts (“EDRs”) are receipts issued in Europe that evidence a similar ownership arrangement.  Global Depositary Receipts (“GDRs”) are receipts issued throughout the world that evidence a similar arrangement.  Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets.  GDRs are tradable both in the United States and in Europe and are designed for use throughout the world.  A Fund may invest in unsponsored Depositary Receipts.  The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.  Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

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The Small Cap Diversified Value Fund, the Global Value Fund, the Value Opportunities Fund, the Capital Income Fund and the High Yield Fund also may invest in sovereign debt issued by governments, their agencies or instrumentalities, or other government-related entities. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.

Forward Foreign Currency Exchange Contracts

The Funds may use forward contracts to protect against uncertainty in the level of future exchange rates. The Diversified Value Fund, the Large Cap Value Fund, the Mid-Cap Value Fund and the Small Cap Value Fund will not speculate with forward contracts or foreign currency exchange rates.

A Fund may enter into forward contracts with respect to specific transactions. For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, the Fund may desire to “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of the payment, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction. A Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

A Fund also may use forward contracts in connection with portfolio positions to lock in the U.S. dollar value of those positions, to increase the Fund’s exposure to foreign currencies that the Advisor believes may rise in value relative to the U.S. dollar or to shift the Fund’s exposure to foreign currency fluctuations from one country to another. For example, when the Advisor believes that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar or another currency, it may enter into a forward contract to sell the amount of the former foreign currency approximating the value of some or all of the Fund’s portfolio securities denominated in such foreign currency. This investment practice generally is referred to as “cross-hedging” when another foreign currency is used.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (that is, cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transaction costs. A Fund may enter into forward contracts or maintain a net exposure to such contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund’s portfolio securities or other assets denominated in that currency, or (2) the Fund will segregate or “earmark” liquid assets in an amount not less than the value of the Fund’s total assets committed to the consummation of the contracts. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Advisor believes it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.

At or before the maturity date of a forward contract that requires a Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate between the currencies involved moved between the execution dates of the first and second contracts.

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The cost to a Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

Although the Funds value their assets daily in terms of U.S. dollars, they do not intend to convert holdings of foreign currencies into U.S. dollars on a daily basis. The Funds may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Illiquid or Restricted Securities

Each Fund may invest up to 15% of its net assets in securities that lack an established secondary trading market or otherwise are considered illiquid. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Illiquid securities may trade at a discount from comparable, more liquid investments. Investment of a Fund’s assets in illiquid securities may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where a Fund’s operations require cash, such as when the Fund redeems shares or pays dividends, and could result in the Fund borrowing to meet short term cash requirements or incurring capital losses on the sale of illiquid investments.

A Fund may invest in securities that are not registered (“restricted securities”) under the Securities Act of 1933, as amended (the “Securities Act”). Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by a Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of the Fund’s investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, a Fund may obtain access to material nonpublic information, which may restrict the Fund’s ability to conduct portfolio transactions in such securities.

Over the years, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes.  Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment.  The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

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Industrial Sector Risk

     The Small Cap Value Fund currently invests a significant portion of its assets in companies in the industrial sector. The industrial sector can be significantly affected by, among other things, worldwide economic growth, supply and demand for specific products and services, rapid technological developments, and government regulation.

Inflation-Indexed Bonds

The Value Opportunities Fund, the Capital Income Fund and the High Yield Fund may invest in inflation-indexed bonds.  Inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income for federal income tax purposes, even though investors do not receive their principal until maturity.

Large Shareholder Risk

     Other funds and other significant investors may invest in the Diversified Value Fund, Large Cap Value Fund, Mid-Cap Value Fund, Small Cap Value Fund, and the High Yield Fund. From time to time, a Fund may experience relatively large redemptions or investments from these funds and other significant investors as a result of their rebalancing their portfolios or for other reasons. In the event of such redemptions or investments, the Fund could be required to sell securities or to invest cash at a time when it is not advantageous to do so.

Leverage

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Advisor will segregate or “earmark” liquid assets to cover the transactions that may give rise to such risk.  The High Yield Fund, Capital Income Fund and Value Opportunities Fund also may be exposed to leveraging risk by borrowing money for investment purposes. Leveraging may cause a Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leveraging, including borrowing, may cause the Funds to be more volatile than if the Funds had not been leveraged. This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of the portfolio securities.

Loan Participations and Assignments

The Global Value Fund, the Value Opportunities Fund, the Capital Income Fund and the High Yield Fund may purchase indebtedness and participations in commercial loans (such as bank loans), or may purchase assignments of such loans. Such investments may be secured or unsecured. Indebtedness is different from traditional debt securities in that debt securities are part of a large issue of securities to the public and indebtedness may not be a security, but may represent a specific commercial loan to a borrower. Loan participations typically represent direct participation, together with other parties, in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Funds may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing indebtedness and loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The indebtedness and loan participations in which a Fund intends to invest may not be rated by any nationally recognized rating service.

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The Value Opportunities Fund, the Capital Income Fund and the High Yield Fund may invest in debtor-in-possession financings (commonly known as “DIP financings”). DIP financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11 of the U.S. Bankruptcy Code. These financings allow the entity to continue its business operations while reorganizing under Chapter 11. Such financings constitute senior liens on unencumbered security (i.e., security not subject to other creditors’ claims). There is a risk that the entity will not emerge from Chapter 11 and be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code. In the event of liquidation, a Fund’s only recourse will be against the property securing the DIP financing.

A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of a Fund were determined to be subject to the claims of the agent bank’s general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

The Value Opportunities Fund, the Capital Income Fund and the High Yield Fund may invest in loan participations with credit quality comparable to that of issuers of their other securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Fund bears a substantial risk of losing the entire amount invested.

Certain Funds that are diversified limit the amount of their total assets that they will invest in any one issuer and all Funds limit the amount of their total assets that they will invest in issuers within the same industry (see “Investment Restrictions”). For purposes of these limits, a Fund generally will treat the corporate borrower as the “issuer” of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between a Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the corporate borrower, the Commission’s interpretations require the Fund to treat both the lending bank or other lending institution and the corporate borrower as “issuers”. Treating a financial intermediary as an issuer of indebtedness may restrict a Funds’ ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Loan assignments, loan participations, delayed funding loans, revolving credit facilities, bridge loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Adviser believes to be a fair price. Certain types of loans, such as bridge loans, may provide certain types of equity features such as warrants and conversion rights. Those equity-type instruments and investments involve additional risks of an investment in equity, including potentially significant changes in value, difficulty in accurately valuing them, a lack of liquidity, and a significant loss on the investment, and the possibility that the particular right could expire worthless if not exercised.

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Valuation of illiquid indebtedness involves a greater degree of judgment in determining a Fund’s net asset value than if that value were based on available market quotations, and could result in significant variations in the Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the Funds currently intend to treat indebtedness for which there is no readily available market as illiquid for purposes of the Funds’ limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of funds or assets by a Fund.

Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to the Funds. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Funds rely on the Advisor’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Funds.

Master Limited Partnerships

The Funds may invest in publicly traded master limited partnerships (“MLPs”), which are limited partnerships or limited liability companies taxable as partnerships for federal income tax purposes. MLPs may derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. When investing in an MLP, a Fund intends to purchase publicly traded common units issued to limited partners of the MLP. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership’s cash flow and raise the quarterly, cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

MLP common units represent a limited partnership interest in the MLP. Common units are listed and traded on U.S. securities exchanges, with their value fluctuating predominantly based on prevailing market conditions and the success of the MLP. The Funds may purchase common units in market transactions. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability annually to elect directors. In the event of liquidation, common units have preference over subordinated units, but not over debt or preferred units, to the remaining assets of the MLP.

Mortgage-Related and Other Asset-Backed Securities

Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

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The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Value Opportunities Fund, the Capital Income Fund and the High Yield Fund to lower rates of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or “IO” class), while the other class will receive all of the principal (the principal-only, or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. The Capital Income Fund and the High Yield Fund may invest up to 5% of their total assets in any combination of mortgage-related or other asset-backed IO, PO or inverse floater securities.

The Value Opportunities Fund, the Capital Income Fund and the High Yield Fund may invest in collateralized debt obligations (“CDOs”), which includes collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high-risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The Value Opportunities Fund, the Capital Income Fund and the High Yield Fund may invest in other asset-backed securities that have been offered to investors.

Municipal Bonds

Municipal bonds are generally issued by states and local governments and their agencies, authorities and other instrumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower-rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. The types of municipal bonds in which the Global Value Fund, the Value Opportunities Fund, the Capital Income Fund and the High Yield Fund may invest include municipal lease obligations. The Global Value Fund, the Value Opportunities Fund, the Capital Income Fund and the High Yield Fund may also invest in industrial development bonds, which are municipal bonds issued by a government agency on behalf of a private sector company and, in most cases, are not backed by the credit of the issuing municipality and may therefore involve more risk. The Global Value Fund, the Value Opportunities Fund, the Capital Income Fund and the High Yield Fund may also invest in securities issued by entities whose underlying assets are municipal bonds.

The Value Opportunities Fund, the Capital Income Fund and the High Yield Fund may invest, without limitation, in residual interest bonds (“RIBs”), which brokers create by depositing municipal bonds in trusts. The trusts in turn issue variable rate securities and RIBs. The interest rate for the variable rate security is determined by an index or an auction process held approximately every 7 to 35 days, while the RIB holder receives the balance of the income from the underlying municipal bond less an auction fee. The market prices of RIBs may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.

In a transaction in which the Value Opportunities Fund, the Capital Income Fund or the High Yield Fund purchases a RIB from a trust, and the underlying municipal bond was held by the Fund prior to being deposited into the trust, the Fund treats the transaction as a secured borrowing for financial reporting purposes. As a result, the Fund will incur a non-cash interest expense with respect to interest paid by the trust on the variable rate securities, and will recognize additional interest income in an amount directly corresponding to the non-cash interest expense. Therefore, the Fund’s net asset value per share and performance are not affected by the non-cash interest expense. This accounting treatment does not apply to RIBs acquired by the Funds where the Funds did not previously own the underlying municipal bond.

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Other Investment Companies

A Fund may acquire securities of other registered investment companies to the extent that such investments are consistent with its investment objective, policies, strategies and restrictions and the limitations of the 1940 Act. Investment companies may include mutual funds, closed-end funds and exchange-traded funds (“ETFs”).  A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such funds.  Like all equity investments, these investments may go up or down in value.

ETFs and closed-end funds trade on a securities exchange and their shares may trade at a premium or discount to their net asset value (“NAV”). A Fund will incur brokerage costs when it buys and sells shares of ETFs and closed-end funds. ETFs that seek to track the composition and performance of a specific index may not replicate exactly the performance of their specified index because of trading costs and operating expenses incurred by the ETF. At times, there may not be an active trading market for shares of some ETFs and closed-end funds and trading of ETF and closed-end fund shares may be halted or delisted by the listing exchange.

For purposes of evaluating whether at least 40% of the Global Value Fund’s investments are in companies located outside the U.S., investments in ETFs based on foreign market indices are considered located outside the U.S.

Preferred Stock

The Funds may invest in preferred stock. Preferred stock represents an equity or ownership interest in an issuer. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stock. “Participating” preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject.

Real Estate Investment Trusts

Each Fund may invest in securities of companies in the real estate industry generally or in real estate investment trusts (“REITs”). Unlike corporations, REITs do not have to pay federal income taxes if they meet certain Internal Revenue Code of 1986, as amended (the “Code”), requirements. REITs offer investors greater liquidity and diversification than direct ownership of properties.

Companies in the real estate industry and real estate related investments may include, for example, REITs that either own properties or make construction or mortgage loans, real estate developers, companies with substantial real estate holdings, and other companies whose products and services are related to the real estate industry, such as building supply manufacturers, mortgage lenders, or mortgage servicing companies.  Changes in real estate values or economic downturns can have a significant negative effect on issuers in the real estate industry.  The real estate industry is particularly sensitive to economic downturns. The value of securities of issuers in the real estate industry can be affected by changes in real estate values and rental income, property taxes, interest rates, and tax and regulatory requirements. In addition, the value of a REIT can depend on the structure of and cash flow generated by the REIT.

An investment in a REIT, or in a real estate-linked derivative instrument linked to the value of a REIT, is subject to the risks that impact the value of the underlying properties of the REIT. These risks include loss to casualty or condemnation, and changes in supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. Other factors that may adversely affect REITs include poor performance by management of the REIT, changes to the tax laws, or failure by the REIT to qualify for tax-free distribution of income. REITs are also subject to default by borrowers and self-liquidation, and are heavily dependent on cash flow. Some REITs lack diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Mortgage REITs may be impacted by the quality of the credit extended.

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Repurchase Agreements

The Funds may invest in repurchase agreements. A repurchase agreement is an agreement where the seller agrees to repurchase a security from a Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is more than the purchase price, reflecting an agreed-upon rate of return effective for the period of time a Fund’s money is invested in the repurchase agreement. A Fund’s repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily, and if the value of those instruments declines, the Fund will require additional collateral. In the event of a default, insolvency or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. In such circumstances, the Fund could experience a delay or be prevented from disposing of the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss.

Reverse Repurchase Agreements, Dollar Rolls and Other Borrowings

The Capital Income Fund, the High Yield Fund and the Value Opportunities Fund may enter into reverse repurchase agreements and dollar rolls, subject to their limitations on borrowings. A reverse repurchase agreement or dollar roll involves the sale of a security by the Capital Income Fund or the High Yield Fund and their agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. The Capital Income Fund, the High Yield Fund and the Value Opportunities Fund will segregate or “earmark” liquid assets to cover their obligations under reverse repurchase agreements, dollar rolls and other borrowings. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for the Funds.

Rule 144A Securities

A Fund may purchase restricted securities that can be offered and sold to “qualified institutional buyers” under Rule 144A under the Securities Act.  The Trustees have determined to treat as liquid Rule 144A securities that are either freely tradable in their primary markets offshore or have been determined to be liquid in accordance with the policies and procedures adopted by the Trustees.  The Trustees have adopted guidelines and delegated to the Advisor the daily function of determining and monitoring liquidity of restricted securities.  This investment practice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.

Securities Lending

Each Fund may lend portfolio securities with a value not exceeding 33 1/3% of its total assets or the limit prescribed by applicable law to banks, brokers and other financial institutions.  In return, the Fund receives collateral in cash or securities issued or guaranteed by the U.S. government, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities.  Each Fund maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned.  A Fund receives the income on the loaned securities.  Where a Fund receives securities as collateral, the Fund receives a fee for its loans from the borrower and does not receive the income on the collateral.  Where a Fund receives cash collateral, it may invest such collateral and retain the amount earned, net of any amount rebated to the borrower.  As a result, the Fund’s yield may increase.  Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.  The Fund is obligated to return the collateral to the borrower at the termination of the loan.  A Fund could suffer a loss in the event the Fund must return the cash collateral and there are losses on investments made with the cash collateral.  In the event the borrower defaults on any of its obligations with respect to a securities loan, a Fund could suffer a loss where there are losses on investments made with the cash collateral or where the value of the securities collateral falls below the market value of the borrowed securities.  A Fund could also experience delays and costs in gaining access to the collateral.  Each Fund may pay reasonable finder’s, lending agent, administrative and custodial fees in connection with its loans.

Short Sales

The Small Cap Diversified Value Fund, the Capital Income Fund and the High Yield Fund may make short sales as part of their overall portfolio management strategies or to offset a potential decline in value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. The Small Cap Diversified Value Fund, the Capital Income Fund and the High Yield Fund may also enter into a short derivative position through a futures contract or swap agreement. If the price of the security or derivative has increased during this time, then the Small Cap Diversified Value Fund, the Capital Income Fund and the High Yield Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Small Cap Diversified Value Fund, the Capital Income Fund and the High Yield Fund.  Short sales expose the  Small Cap Diversified Value Fund, the Capital Income Fund and the High Yield Fund to the risk that they will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Small Cap Diversified Value Fund, the Capital Income Fund and the High Yield Fund. The Fund making a short sale must segregate or “earmark” liquid assets or otherwise cover its position in a permissible manner. The Small Cap Diversified Value Fund, the Capital Income Fund and the High Yield Fund may engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder.

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Short Sales Against-the-Box

Each Fund can borrow and sell “short” securities when a Fund also owns an equal amount of those securities (or their equivalent). Except for the Small Cap Diversified Value Fund, the Capital Income Fund and the High Yield Fund, no more than 25% of a Fund’s net assets can be held as collateral for short sales at any one time.  No more than 33 1/3% of total assets of the Small Cap Diversified Value Fund, the Capital Income Fund or the High Yield Fund can be held as collateral for short sales at any one time.

Swap Agreements

The Funds may enter into swap agreements, including, but not limited to, credit default, interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to a Fund than if the Fund had invested directly in an instrument that yielded the desired return. To the extent the Global Value Fund invests in foreign currency-denominated securities, it also may invest in currency exchange rate swap agreements.

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. A Fund’s obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund). In connection with credit default swaps in which a Fund is the buyer, the Fund will segregate or "earmark" liquid assets, or enter into certain offsetting positions, with a value at least equal to the Fund's obligations (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a Fund is the seller, the Fund will segregate or "earmark" liquid assets, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund). Such segregation or "earmarking" will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Fund's portfolio. Such segregation or "earmarking" will not limit the Fund's exposure to loss.

The Funds also may enter into swaptions. A swaption is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Funds may write (sell) and purchase put and call swaptions.

Most types of swap agreements entered into by the Funds will calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation or “earmarking” of assets determined to be liquid by the Advisor in accordance with procedures established by the Board of Trustees, to avoid any potential leveraging of the Fund’s portfolio. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of a Fund’s investment restriction concerning senior securities.

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A Fund also may enter into OTC and cleared credit default swap agreements. A credit default swap agreement may reference one or more debt securities or obligations that are not currently held by the Fund. The protection “buyer” in an OTC credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract until a credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

The spread of a credit default swap is the annual amount the protection buyer must pay the protection seller over the length of the contract, expressed as a percentage of the notional amount. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the credit soundness of the issuer of the reference obligation and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

Credit default swap agreements sold by a Fund may involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk (with respect to OTC credit default swaps) and credit risk. A Fund will enter into uncleared credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund). In connection with credit default swaps in which a Fund is the buyer, the Fund will segregate or “earmark” cash or assets determined to be liquid by the Advisor in accordance with procedures established by the Board of Trustees, or enter into certain offsetting positions, with a value at least equal to the Fund’s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a Fund is the seller, the Fund will segregate or “earmark” cash or assets determined to be liquid by the Advisor in accordance with procedures established by the Board of Trustees, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund). Such segregation or “earmarking” will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Fund’s portfolio. Such segregation or “earmarking” will not limit the Fund’s exposure to loss.

The Dodd-Frank Act and related regulatory developments require the clearing and exchange-trading of certain standardized OTC derivative instruments that the CFTC and SEC have defined as “swaps.” Mandatory exchange-trading and clearing is occurring on a phased-in basis based on type of market participant and CFTC approval of contracts for central clearing. The Advisor will continue to monitor developments in this area, particularly to the extent regulatory changes affect the Funds’ ability to enter into swap agreements.

Whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the Advisor’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, each Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counter-party. Restrictions imposed by the Code for qualification as a regulated investment company may limit a Fund’s ability to use swap agreements.

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U.S. Government Securities

U.S. government agencies or instrumentalities which issue or guarantee securities include the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Tennessee Valley Authority, Inter-American Development Bank, Asian Development Bank, Student Loan Marketing Association and the International Bank for Reconstruction and Development. These securities generally are supported only by the credit of the government agency or instrumentality.

Except for U.S. Treasury securities, obligations of U.S. government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. government to purchase the agencies’ obligations; while still others, such as the Student Loan Marketing Association, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Each Fund will invest in securities of such instrumentality only when the Advisor is satisfied that the credit risk with respect to any instrumentality is acceptable.

In September 2008, the Federal Housing Finance Agency (“FHFA”) was appointed as the Conservator of the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association for an indefinite period.  In accordance with the Federal Housing Finance Regulatory Reform Act of 2008 and the Federal Housing Enterprises Financial Safety and Soundness Act of 1992, as Conservator, the FHFA will control and oversee the entities until the FHFA deems them financially sound and solvent.  During the Conservatorship, each entity’s obligations are expected to be paid in the normal course of business.  Although no express guarantee exists for the debt or mortgage-backed securities issued by the entities, the U.S. Department of Treasury, through a secured lending credit facility and a Senior Preferred Stock Purchase Agreement, has attempted to enhance the ability of the entities to meet their obligations.

The Funds may invest in component parts of U.S. Treasury notes or bonds, namely, either the corpus (principal) of such Treasury obligations or one of the interest payments scheduled to be paid on such obligations. These obligations may take the form of (1) Treasury obligations from which the interest coupons have been stripped; (2) the interest coupons that are stripped; (3) book-entries at a Federal Reserve member bank representing ownership of Treasury obligation components; or (4) receipts evidencing the component parts (corpus or coupons) of Treasury obligations that have not actually been stripped. Such receipts evidence ownership of component parts of Treasury obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. These custodial receipts are known by various names, including “Treasury Receipts,” “Treasury Investment Growth Receipts” (“TIGRs”) and “Certificates of Accrual on Treasury Securities” (“CATS”), and are not issued by the U.S. Treasury; therefore they are not U.S. government securities, although the underlying bonds represented by these receipts are debt obligations of the U.S. Treasury.

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The Value Opportunities Fund, the Capital Income Fund and the High Yield Fund may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. The Value Opportunities Fund, the Capital Income Fund and the High Yield Fund may also invest in inverse floating rate debt instruments (“inverse floaters”). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality. The Value Opportunities Fund, the Capital Income Fund and the High Yield Fund each may invest up to 5% of its total assets in any combination of mortgage-related or other asset-backed IO, PO or inverse floater securities. Additionally, each such Fund may invest, without limitation, in RIBs.

Warrants

The Funds may invest in warrants. Warrants are instruments that give the holder the right, but not the obligation, to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

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When-Issued Securities, Delayed Delivery Securities and Forward Commitments

A Fund may purchase or sell securities that it is entitled to receive on a when-issued basis.  A Fund may also purchase or sell securities on a delayed delivery basis or through a forward commitment. These transactions involve the purchase or sale of securities by a Fund at an established price with payment and delivery taking place in the future.  The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction.  When such purchases or sales are outstanding, the Fund will segregate or "earmark" liquid assets until the settlement date or otherwise cover its position in an amount sufficient to meet the Fund's obligation.

There can be no assurance that a security purchased on a when-issued basis will be issued or that a security purchased or sold on a delayed delivery basis or through a forward commitment will be delivered.  Also, the value of securities in these transactions on the delivery date may be more or less than the price paid by the Fund to purchase the securities.  The Fund will lose money if the value of the security in such a transaction declines below the purchase price and will not benefit if the value of the security appreciates above the sale price during the commitment period.

MANAGEMENT

The Trustees of the Trust consist of eight individuals, seven of whom are not “interested persons” of the Trust as defined in the 1940 Act (the “Independent Trustees”). The Trustees oversee the actions of the Funds’ Advisor and other service providers and decide upon matters of general policy. The Trustees also review the actions of the Trust’s officers, who conduct and supervise the daily business operations of the Funds.

Board and Committee Structure.  The role of the Board, the Board’s Committees, and the individual Trustees is one of general oversight of the Funds, including oversight of the duties performed by the Advisor under the Investment Advisory Agreement for each Fund.  The Board generally meets in regularly scheduled meetings four times a year, and may meet more often as required.  During the fiscal year ended June 30, 2015, the Board held four meetings.

The Board has three standing Committees, the Audit Committee, the Nominating and Governance Committee, and the Valuation Committee, and has delegated certain responsibilities to those Committees.

Each Independent Trustee is a member of the Trust’s Audit Committee.  The principal responsibilities of the Audit Committee are to: (i) approve, and recommend to the Board, the appointment, retention or termination of the Funds’ independent registered public accounting firm; (ii) review with the independent registered public accounting firm the scope, performance and anticipated cost of their audits; (iii) discuss with the independent registered public accounting firm certain matters relating to the Funds’ financial statements, including any adjustment to such financial statements recommended by the independent registered public accounting firm, or any other results of any audit; (iv) request and review the independent registered public accounting firm’s annual representations with respect to their independence, and discuss with the independent registered public accounting firm any relationships or services disclosed in the statement that may impact the independence of the Funds’ independent registered public accounting firm; and (v) consider the comments of the independent registered public accounting firm and management’s responses thereto with respect to the quality and adequacy of the Funds’ accounting and financial reporting policies and practices and internal controls. The Board of Trustees of the Trust has adopted a written charter for the Audit Committee. The Audit Committee held four meetings during the Trust’s fiscal year ended June 30, 2015.

Each Independent Trustee is also a member of the Trust’s Nominating and Governance Committee. This Committee reviews and nominates candidates to serve as Trustees. The Nominating and Governance Committee will consider shareholder proposals for candidates to serve as Trustees. Any such proposals should be sent to the Trust in care of the Nominating and Governance Committee chairman. The final recommendation of a prospective Independent Trustee rests solely with the Nominating and Governance Committee. This Committee held one meeting during the Trust’s fiscal year ended June 30, 2015. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties.

All Trustees are members of the Trust’s Valuation Committee. The Valuation Committee may take action by vote of any two Committee members. The Valuation Committee meets whenever a proposed fair valuation of a security would impact a Fund’s NAV by a penny or more per share. The Valuation Committee did not meet during the Trust’s fiscal year ended June 30, 2015.

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The Board is chaired by an Independent Trustee.  The Board believes that its leadership structure, including an  independent Chairman and Board Committees, is appropriate based on the size of the Board, the assets and number of Funds overseen by the Trustees, as well as the nature of the Funds’ business.

Biographical Information. Certain biographical and other information relating to the Trustees of the Trust is set forth below, including their years of birth, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen for funds advised by the Advisor and public directorships and fund directorships held by the Trustee during the past five years.

Independent Trustees

Name and Year of Birth	Position Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Randall H. Breitenbach (born 1960)	Trustee(a)	Since 2001
Non-Executive Director and Vice Chairman, BreitBurn Energy Partners, L.P. (2012 – present); Co-Founder, Director and CEO, Pacific Coast Energy Company, LP and President, BreitBurn Energy Partners, L.P. (1988 – 2012); Chairman Emeritus, Finance Committee, Stanford University PIC Endowment (1999 – present).

				Nine	BreitBurn Energy Partners, L.P.; Pacific Coast Energy Company, LP
Robert L. Burch III (born 1934)	Trustee	Since 2001	Senior Partner, A.W. Jones Co. (investments) (1984 – present); Chairman, Jonathan Mfg. Corp. (slide manufacturing) (1977 – 2004).	Nine	None
Alejandra C. Edwards, Ph.D. (born 1954)	Trustee	Since 2007	California State University – Long Beach: Professor of Economics (1994 – present); Associate Chair Economics (2001 – 2012); Graduate Advisor Economics (2000 – 2012).	Nine	None
Marcy Elkind, Ph.D. (born 1947)	Trustee	Since 2005	President, Elkind Economics, Inc. (1980 – present).	Nine	None
Robert Fitzgerald (born 1952)	Trustee(b)	Since 2005	Chief Financial Officer of National Retirement Partners, Inc. (2005 – 2007); Executive Vice President and Chief Financial Officer of PIMCO Advisors L.P. (1995 – 2001).	Nine	Independent Trustee, Brandes Investment Trust (9 portfolios); Director, College Savings Bank.

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Name and Year of Birth	Position Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

John A.G. Gavin (born 1931)	Trustee Chairman	Since 2001 Since 2007
Chairman, Gamma Holdings (international capital and consulting) (1968 – present); Senior Counselor, Hicks Holdings (private equity investment firm) (2001 – 2013); U.S. Ambassador to Mexico (1981 – 1986).

				Nine	Independent Trustee: TCW Strategic Income Fund, Inc. (1 portfolio); TCW Funds, Inc. (27 portfolios); Causeway Capital Management Trust (5 portfolios) (2001 – 2013).
Donald Morrison, Ph.D. (born 1939)	Trustee	Since 2007	The William E. Leonhard Professor in the Anderson Graduate School of Management at the University of California, Los Angeles (1988 – present).	Nine	None

*	Each Independent Trustee serves until his or her successor is elected and qualified or until his or her death or resignation or removal as provided in the Trust’s Agreement and Declaration of Trust.
(a)	Chairman of the Nominating and Governance Committee.
(b)	Chairman of the Audit Committee.

Interested Trustee

Name and Year of Birth	Position Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

George H. Davis, Jr.* (born 1961)	Trustee	Since 2007	Chief Executive Officer and Portfolio Manager of the Advisor (2001 – present).	Nine	None

*	Mr. Davis is an “interested person,” as defined in the 1940 Act, of the Trust based on his position as Chief Executive Officer and Portfolio Manager of the Advisor.
**	As Trustee, Mr. Davis serves until his successor is elected and qualified or until his death or resignation or removal as provided in the Trust’s Agreement and Declaration of Trust.

Certain biographical and other information relating to the officers of the Trust is set forth below, including their years of birth, their principal occupations for at least the last five years and the length of time served.

Name and Year of Birth	Position Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years

Anna Marie Lopez (born 1967)	President	Since 2007	Chief Operating Officer of the Advisor (2007 – present).
Mark McMahon (born 1968)	Vice President and Secretary	Since 2006	Managing Director, Mutual Fund Operations of the Advisor (2006 – present).
James Menvielle (born 1972)	Vice President and Treasurer	Since 2007	Chief Financial Officer of the Advisor (2006 – present).
Tina Kodama (born 1968)	Vice President and Chief Compliance Officer	Since 2007	Chief Compliance Officer of the Advisor (2007 – present).

*	Each officer is appointed by and serves at the pleasure of the Board of Trustees of the Trust.

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The address for all Trustees and officers of the Trust is c/o Hotchkis & Wiley Capital Management, LLC, 725 South Figueroa Street, 39th Floor, Los Angeles, CA 90017, attention:  Trust Secretary.

Risk Oversight.  The day-to-day operations of the Funds, including the management of risk, are performed by third party service providers, such as the Advisor, Distributor and Administrator.  The Trustees are responsible for overseeing the Trust’s service providers and thus have general oversight responsibilities with respect to risk management performed by those service providers.  Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Funds.  The Trust and its service providers employ a variety of processes, procedures and controls to identify certain of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.

The Board, directly and through its Committees, receives and reviews information from the Advisor, other service providers, the Trust’s independent registered public accounting firm, Trust counsel and counsel to the Independent Trustees to assist it in its general oversight responsibilities.  This information includes, but is not limited to, reports regarding the Funds’ investments, including Fund performance and investment practices, valuation of Fund portfolio securities, and compliance.  The Board also reviews, and must approve any proposed changes to, a Fund’s investment objective, policies and restrictions, and reviews any areas of material non-compliance with the Funds’ investment policies and restrictions.  The Audit Committee has general oversight responsibility for the Trust’s accounting policies, financial reporting and internal control system.  The Board has appointed a Chief Compliance Officer who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters.  As part of its general compliance oversight, the Board reviews the annual compliance report issued by the Trust’s Chief Compliance Officer on the policies and procedures of the Trust and its service providers, proposed changes to the policies and procedures and quarterly reports on any material compliance issues that arose during the period.

Not all risks that may affect the Funds can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Funds, the Advisor or other service providers.  Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve a Fund’s goals.  As a result of the foregoing and other factors, the Trustees’ ability to manage risk is subject to substantial limitations.

Experience, Qualifications and Attributes.  As noted above, the Nominating and Governance Committee is responsible for identifying, evaluating and recommending trustee candidates.  The Nominating and Governance Committee reviews the background and experience of trustee candidates and the candidates’ expected contributions to the Board.  As of the date of this SAI, the Board has concluded, based on each Trustee’s experience, qualifications and attributes, that each Board member should serve as a Trustee.  Following is a brief summary of the information, in addition to the Trustees’ combined contribution to the Board, that led to this conclusion.  The summaries set forth below as to the qualifications, attributes and skills of the Trustees are furnished in response to disclosure requirements imposed by the SEC, do not constitute any representation or guarantee that the Board or any Trustee has any special expertise or experience, and do not impose any greater or additional responsibility or obligation on, or change any standard of care applicable to, any such person or the Board as a whole than otherwise would be the case.

Randall H. Breitenbach has served as a Trustee of the Trust since its inception in 2001.  He currently serves as Chairman of the Nominating and Governance Committee, and formerly served as Audit Committee Chairman and Lead Independent Trustee prior to the Board’s election of Mr. Gavin as an independent Chairman.  Mr. Breitenbach currently serves as a Non-Executive Director and Vice Chairman of BreitBurn Energy Partners, L.P. (“BreitBurn”) (2012-present).  Mr. Breitenbach co-founded BreitBurn and served as its President until 2012 and with respect to its predecessor firm, Pacific Coast Energy Company, LP (formerly known as Breitburn Energy Company, LLC), served as its CEO and Chairman (1988–2012).  He also serves as Chairman Emeritus of the Stanford University PIC Endowment (1999–present).  He received a B.S. and M.S. degree in petroleum engineering from Stanford University and an M.B.A. from Harvard Business School.

Robert L. Burch III has served as a Trustee of the Trust since its inception in 2001 and also served as a trustee of the predecessor trust since 1987.  Mr. Burch is a Senior Partner of A.W. Jones & Co., the first hedge fund, and also served as chairman of a slide manufacturing company.  He received a B.A. from Princeton University and an M.B.A. from Harvard Business School.

Table of Contents - Statement of Additional Information

George H. Davis, Jr. has served as a Trustee of the Trust since 2007.  Mr. Davis is the Chief Executive Officer of the Advisor and also serves as a portfolio manager.  Mr. Davis formerly served as a portfolio manager for Hotchkis & Wiley as a division of Merrill Lynch Asset Management, L.P.  He received a B.A. in History and Economics and an M.B.A. from Stanford University.

Alejandra C. Edwards has served as a Trustee of the Trust since 2007.  Ms. Edwards has served as a professor of economics since 1994 at California State University – Long Beach, where she has researched labor market reform, social security reform, gender issues, old age and poverty, and labor market performance in emerging and transition economies.  From 1993 through 1996, she served as a senior economist for The World Bank.  She received a Bachelors Degree in economics from the Universidad Catolica de Chile, and an M.A. and Ph.D. in economics from the University of Chicago.

Marcy Elkind has served as a Trustee of the Trust since 2005.  Ms. Elkind is an economist and is president of Elkind Economics, Inc.  She has advised U.S. and foreign governments and non-governmental organizations regarding pension reform.  She currently conducts asset management forums on emerging markets investing for U.S. institutional investors and investment management firms.  Ms. Elkind received an A.B. with highest honors in economics from the University of California, Berkeley, and a Ph.D. in economics from Stanford University.

Robert Fitzgerald has served as a Trustee of the Trust since 2005.  He has served as Chairman of the Audit Committee since 2005 and the Board has determined that Mr. Fitzgerald is an “audit committee financial expert” as defined by the SEC.  Mr. Fitzgerald formerly was chief financial officer of National Retirement Partners, Inc. and served as executive vice president and chief financial officer of PIMCO Advisors L.P.  Prior to that he had also served as an audit partner in the financial services group of PricewaterhouseCoopers LLP.  He also serves on another investment company board overseeing nine portfolios, including international and global funds, and he serves as director of a New Jersey state charted bank.  Mr. Fitzgerald received his B.B.A. in Accounting from Niagara University and is also a graduate of the Pacific Coast Banking School at the University of Washington.

John A.G. Gavin has served as a Trustee of the Trust since its inception in 2001 and also served as a trustee of the predecessor trust since 1995.  He has served as Chairman of the Board since 2007.  He was senior counselor of a private equity investment firm and chairman of an international capital and consulting firm for more than ten years.  Mr. Gavin formerly served as U.S. Ambassador to Mexico for more than five years.  He also serves on the boards of two other investment companies overseeing 28 portfolios, which include international (including emerging markets) and global funds.  He received his B.A. in Economic History of Latin America from Stanford University.

Donald Morrison has served as a Trustee of the Trust since 2007.  Mr. Morrison is a professor in the Anderson Graduate School of Management at the University of California, Los Angeles, teaching management science and marketing.  He was an editor of management journals and is the author or co-author of over 90 articles, with special emphasis on marketing research and applied statistics.  Mr. Morrison received a B.S. in mechanical engineering from the Massachusetts Institute of Technology and a Ph.D. in operations research from Stanford University.

Share Ownership. Information relating to each Trustee’s share ownership in the Trust as of December 31, 2014 is set forth in the following chart.

Name	Aggregate Dollar Range of Shares in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Interested Trustee:
George H. Davis, Jr.
Diversified Value Fund – Over $100,000
Large Cap Value Fund – Over $100,000
Mid-Cap Value Fund – Over $100,000
Small Cap Value Fund – Over $100,000
Small Cap Diversified Value Fund – Over $100,000
Global Value Fund – Over $100,000
Value Opportunities Fund – Over $100,000
Capital Income Fund – Over $100,000
High Yield Fund – Over $100,000
Over $100,000
Independent Trustees:

Table of Contents - Statement of Additional Information

Name	Aggregate Dollar Range of Shares in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Randall H. Breitenbach
Diversified Value Fund – Over $100,000
Large Cap Value Fund – None
Mid-Cap Value Fund – None
Small Cap Value Fund – None
Small Cap Diversified Value Fund – None
Global Value Fund – None
Value Opportunities Fund – Over $100,000
Capital Income Fund – None
High Yield Fund – None
Over $100,000

Robert L. Burch III
Diversified Value Fund – Over $100,000
Large Cap Value Fund – Over $100,000
Mid-Cap Value Fund – Over $100,000
Small Cap Value Fund – None
Small Cap Diversified Value Fund – None
Global Value Fund – None
Value Opportunities Fund – Over $100,000
Capital Income Fund – None
High Yield Fund – None
Over $100,000

Alejandra C. Edwards, Ph.D.
Diversified Value Fund – $50,001 - $100,000
Large Cap Value Fund – None
Mid-Cap Value Fund – None
Small Cap Value Fund – None
Small Cap Diversified Value Fund– None
Global Value Fund – None
Value Opportunities Fund – None
Capital Income Fund – $50,001 - $100,000
High Yield Fund – None
Over $100,000

Marcy Elkind, Ph.D.
Diversified Value Fund – Over $100,000
Large Cap Value Fund – None
Mid-Cap Value Fund – None
Small Cap Value Fund – None
Small Cap Diversified Value Fund – None
Global Value Fund – None
Value Opportunities Fund – None
Capital Income Fund – $50,001 - $100,000
High Yield Fund – None
Over $100,000

Robert Fitzgerald
Diversified Value Fund – None
Large Cap Value Fund – $50,001 - $100,000
Mid-Cap Value Fund – None
Small Cap Value Fund – None
Small Cap Diversified Value Fund – None
Global Value Fund – None
Value Opportunities Fund – None
Capital Income Fund – None
High Yield Fund – None
$50,001-$100,000

Table of Contents - Statement of Additional Information

Name	Aggregate Dollar Range of Shares in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies

John A.G. Gavin
Diversified Value Fund – Over $100,000
Large Cap Value Fund – None
Mid-Cap Value Fund – None
Small Cap Value Fund – $10,001-$50,000
Small Cap Diversified Value Fund – None
Global Value Fund – None
Value Opportunities Fund – Over $100,000
Capital Income Fund – Over $100,000
High Yield Fund – Over $100,000
Over $100,000

Donald Morrison, Ph.D.
Diversified Value Fund – Over $100,000
Large Cap Value Fund – None
Mid-Cap Value Fund – Over $100,000
Small Cap Value Fund – None
Small Cap Diversified Value Fund – None
Global Value Fund – None
Value Opportunities Fund – Over $100,000
Capital Income Fund – Over $100,000
High Yield Fund – None
Over $100,000

Compensation of Trustees

The Trust does not pay salaries to any of its officers or fees to its Trustee who is affiliated with the Advisor. The Trust pays to each Independent Trustee, for service to the Trust, a $63,000 annual retainer, which is paid in quarterly installments. The Board Chair, the Audit Committee Chair and the Nominating and Governance Committee Chair receive additional annual compensation of $32,000, $27,000 and $5,000, respectively. The Trust reimburses each Independent Trustee for his or her out-of-pocket expenses relating to attendance at Board and Committee meetings.

The following table sets forth the compensation earned by the Independent Trustees for the fiscal year ended June 30, 2015.
Name	Position Held with the Trust	Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Trust Expense	Estimated Annual Benefits upon Retirement	Aggregate Compensation from Trust and Other Advisor Advised Funds*
Randall H. Breitenbach	Trustee	$66,500	None	None	$66,500
Robert L. Burch III	Trustee	$61,500	None	None	$61,500
Alejandra C. Edwards, Ph.D.	Trustee	$61,500	None	None	$61,500
Marcy Elkind, Ph.D.	Trustee	$61,500	None	None	$61,500
Robert Fitzgerald	Trustee	$87,500	None	None	$87,500
John A.G. Gavin	Trustee	$92,500	None	None	$92,500
Donald Morrison, Ph.D.	Trustee	$61,500	None	None	$61,500
*	For the fiscal year ended June 30, 2015, Trustees fees totaled $492,500.

Investment Advisory Agreements

Hotchkis & Wiley Capital Management, LLC provides the Funds with management and investment advisory services and is located at 725 South Figueroa Street, 39th Floor, Los Angeles, California 90017-5439. The Advisor is a limited liability company, the primary members of which are HWCap Holdings, a limited liability company whose members are current and former employees of the Advisor, and Stephens - H&W, LLC, a limited liability company whose primary member is SF Holding Corp., which is a diversified holding company. The Advisor supervises and arranges the purchase and sale of securities held in the Funds’ portfolios and manages the Funds. The Advisor also manages other investment company portfolios and separate investment advisory accounts.

Table of Contents - Statement of Additional Information

The Advisor receives a fee, computed daily and payable monthly, at the annual rates presented below as applied to each Fund’s average daily net assets.

Diversified Value Fund, Large Cap Value Fund and Mid-Cap Value Fund:
First $5 billion in assets	0.75% of average daily net assets
Next $5 billion in assets	0.65% of average daily net assets
Over $10 billion in assets	0.60% of average daily net assets

Small Cap Value Fund, Small Cap Diversified Value Fund and Value Opportunities Fund:
0.75% of average daily net assets.

Global Value Fund:
0.80% of average daily net assets.

Capital Income Fund:
0.65% of average daily net assets.

High Yield Fund:
0.55% of average daily net assets.

The Advisor agreed to annual caps on expenses for the fiscal years ended June 30, 2015, 2014 and 2013.  The Advisor has contractually agreed to waive its fees and/or reimburse regular operating expenses in excess of the annual rates presented below as applied to each Fund’s average daily net assets through October 31, 2016.

	Diversified Value Fund	Large Cap Value Fund	Mid- Cap Value Fund	Small Cap Value Fund	Small Cap Diversified Value Fund	Global Value Fund	Value Opportunities Fund	Capital Income Fund	High Yield Fund
Annual cap on expenses – Class I	0.95%	1.05%	1.15%	1.25%	1.25%	1.10%	1.25%	0.80%	0.70%
Annual cap on expenses – Class A	1.20%	1.30%	1.40%	1.50%	1.50%	1.35%	1.50%	1.05%	0.95%
Annual cap on expenses – Class C	1.95%	2.05%	2.15%	2.25%	2.25%	2.10%	2.25%	1.80%	1.70%
Annual cap on expenses – Class R	N/A	1.55%	1.65%	N/A	N/A	N/A	N/A	N/A	N/A
N/A:  Not applicable.

Table of Contents - Statement of Additional Information

For the periods indicated below, the Advisor earned and waived fees (and reimbursed expenses) as follows:

	Diversified Value Fund	Large Cap Value Fund	Mid-Cap Value Fund	Small Cap Value Fund	Small Cap Diversified Value Fund**	Global Value Fund*	Value Opportunities Fund	Capital Income Fund	High Yield Fund
Investment advisory fees earned for the fiscal year 2015	$4,071,122	$5,779,564	$25,412,337	$8,148,774	$60,866	$41,779	$4,223,845	$493,044	$12,094,609
Fees waived (or expenses reimbursed) for the fiscal year 2015	$192,791	$0	$0	$0	$165,509	$169,364	$0	$199,004	$541,435
Net fees paid for the fiscal year 2015	$3,878,331	$5,779,564	$25,412,337	$8,148,774	$0	$0	$4,223,845	$294,040	$11,553,174

Investment advisory fees earned for the fiscal year 2014	$3,570,779	$5,386,472	$21,403,155	$6,018,805	N/A	$25,352	$2,580,961	$211,129	$7,839,679
Fees waived (or expenses reimbursed) for the fiscal year 2014	$262,777	$0	$0	$0	N/A	$153,251	$0	$160,583	$713,623
Net fees paid for the fiscal year 2014	$3,308,002	$5,386,472	$21,403,155	$6,018,805	N/A	$0	$2,580,961	$50,546	$7,126,056

Investment advisory fees earned for the fiscal year 2013	$2,947,960	$3,845,098	$11,725,728	$3,275,596	N/A	$7,631	$1,007,912	$112,833	$4,544,952
Fees waived (or expenses reimbursed) for the fiscal year 2013	$427,351	$0	$0	$0	N/A	$74,567	$0	$174,277	$441,493
Net fees paid for the fiscal year 2013	$2,520,609	$3,845,098	$11,725,728	$3,275,596	N/A	$0	$1,007,912	$0	$4,103,459

*	The Global Value Fund commenced operations on December 31, 2012.
**	The Small Cap Diversified Value Fund commenced operations on June 30, 2014.
N/A:  Not applicable.

The Advisor serves as investment adviser to each Fund pursuant to separate investment advisory agreements (the “Advisory Agreements”) with the Trust.  Each of the Advisory Agreements provides that the Advisor shall not be liable to the Trust for any error of judgment by the Advisor or for any loss sustained by any of the Funds except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited as provided in the 1940 Act) or of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

Unless earlier terminated as described below, each Advisory Agreement will continue in effect for two years from the effective date and will remain in effect from year to year thereafter if approved annually (a) by the Board of Trustees of the Trust or by a majority of the outstanding shares of the applicable Fund and (b) by a majority of the Trustees of the Trust who are not parties to the Advisory Agreement or interested persons (as defined in the 1940 Act) of any such party. Each Advisory Agreement is not assignable and will automatically terminate in the event of its assignment. In addition, such contract may be terminated by the vote of a majority of the outstanding voting securities of the applicable Fund or by the Advisor without penalty on 60 days’ written notice to the other party.

Portfolio Managers

Each Fund is managed by the investment team of the Advisor (“Investment Team”), including portfolio managers.  The Investment Team also has responsibility for the day-to-day management of accounts other than the Funds. Information regarding these other accounts is set forth below. The number of accounts and assets is shown as of June 30, 2015.

Table of Contents - Statement of Additional Information

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Patricia McKenna, CFA Sheldon Lieberman George H. Davis, Jr. Stan Majcher, CFA David Green, CFA James Miles Judd Peters, CFA Scott McBride, CFA Scott Rosenthal Ryan Thomes, CFA	5 $5.9 billion	5 $1.0 billion	64 $9.3 billion	1 $6.1 billion	1 $53 million	4 $768 million
Ray Kennedy, CFA Mark Hudoff Noah Mayer Patrick Meegan Richard Mak, CFA	0 $0	0 $0	4 $429 million	0 $0	0 $0	0 $0

The Investment Team also manages institutional accounts and other mutual funds in several different investment strategies. The portfolios within an investment strategy are managed using a target portfolio; however, each portfolio may have different restrictions, cash flows, tax and other relevant considerations which may preclude a portfolio from participating in certain transactions for that investment strategy. Consequently, the performance of portfolios may vary due to these different considerations. The Investment Team may place transactions for one investment strategy that are directly or indirectly contrary to investment decisions made on behalf of another investment strategy. The Advisor may be restricted from purchasing more than a limited percentage of the outstanding shares of a company. If a company is a viable investment for more than one investment strategy, the Advisor has adopted policies and procedures reasonably designed to ensure that all of its clients are treated fairly and equitably.

Different types of accounts and investment strategies may have different fee structures. Additionally, certain accounts pay the Advisor performance-based fees, which may vary depending on how well the account performs compared to a benchmark. Because such fee arrangements have the potential to create an incentive for the Advisor to favor such accounts in making investment decisions and allocations, the Advisor has adopted policies and procedures reasonably designed to ensure that all of its clients are treated fairly and equitably, including in respect of allocation decisions, such as initial public offerings.

Since accounts are managed to a target portfolio by the Investment Team, adequate time and resources are consistently applied to all accounts in the same investment strategy.

The Investment Team, including portfolio managers, is compensated in various forms, which may include one or more of the following:  (i) a base salary, (ii) bonus, (iii) profit sharing and (iv) equity ownership.  Compensation is used to reward, attract and retain high quality investment professionals.

The Investment Team is evaluated and accountable at three levels.  The first level is individual contribution to the research and decision-making process, including the quality and quantity of work achieved.  The second level is teamwork, generally evaluated through contribution within sector teams.  The third level pertains to overall portfolio and firm performance.

Fixed salaries and discretionary bonuses for investment professionals are determined by the Chief Executive Officer of the Advisor using tools which may include annual evaluations, compensation surveys, feedback from other employees and advice from members of the firm’s Executive and Compensation Committees. The amount of the bonus is determined by the total amount of the firm’s bonus pool available for the year, which is generally a function of revenues. No investment professional receives a bonus that is a pre-determined percentage of revenues or net income.  Compensation is thus subjective rather than formulaic.

Table of Contents - Statement of Additional Information

The portfolio managers of the Funds own equity in the Advisor.  The Advisor believes that the employee ownership structure of the firm will be a significant factor in ensuring a motivated and stable employee base going forward.  The Advisor believes that the combination of competitive compensation levels and equity ownership provides the Advisor with a demonstrable advantage in the retention and motivation of employees.  Portfolio managers who own equity in the Advisor receive their pro rata share of the Advisor’s profits.  Investment professionals may also receive contributions under the Advisor’s profit sharing/401(k) plan.

Finally, the Advisor maintains a bank of unallocated equity to be used for those individuals whose contributions to the firm grow over time. If any owner should retire or leave the firm, the Advisor has the right to repurchase their ownership thereby increasing the equity bank.  This should provide for smooth succession through the gradual rotation of the firm’s ownership from one generation to the next.

The Advisor believes that its compensation structure/levels are more attractive than the industry norm, which is illustrated by the firm’s lower-than-industry-norm investment personnel turnover.

Each portfolio manager beneficially owned shares of one or more Funds as of the end of each Fund’s most recent fiscal year. A portfolio manager’s beneficial ownership of a Fund is defined as the portfolio manager having the opportunity to share in any profit from transactions in the Fund, either directly or indirectly, as the result of any contract, understanding, arrangement and relationship or otherwise. Therefore, ownership of Fund shares by members of the portfolio manager’s immediate family or by a trust of which the portfolio manager is a trustee could be considered ownership by the portfolio manager. The reporting of Fund share ownership in this SAI shall not be construed as an admission that the portfolio manager has any direct or indirect beneficial ownership in the Fund listed. The table below sets forth each portfolio manager’s beneficial ownership of the Fund(s) under that portfolio manager’s management as of June 30, 2015.

Fund Name	Name of Portfolio Manager	Dollar Range of Shares Owned
Diversified Value Fund	George H. Davis, Jr. Sheldon Lieberman Patricia McKenna, CFA Judd Peters, CFA Scott McBride, CFA	Over $1,000,000 $100,001 - $500,000 $100,001 - $500,000 $100,001 - $500,000 $100,001 - $500,000
Large Cap Value Fund	George H. Davis, Jr. Sheldon Lieberman Patricia McKenna, CFA Judd Peters, CFA Scott McBride, CFA	Over $1,000,000 $500,001 - $1,000,000 $10,001 - $50,000 $100,001 - $500,000 $100,001 - $500,000
Mid-Cap Value Fund	George H. Davis, Jr. Stan Majcher, CFA James Miles	Over $1,000,000 Over $1,000,000 $100,001 - $500,000
Small Cap Value Fund	David Green, CFA James Miles	$500,001 - $1,000,000 Over $1,000,000
Small Cap Diversified Value Fund	Judd Peters, CFA Ryan Thomes, CFA	$100,001 - $500,000 $100,001 - $500,000
Global Value Fund	Judd Peters Scott McBride, CFA Scott Rosenthal	$100,001 - $500,000 $500,001 - $1,000,000 $100,001 - $500,000
Value Opportunities Fund	George H. Davis, Jr. David Green, CFA	Over $1,000,000 Over $1,000,000

Table of Contents - Statement of Additional Information

Fund Name	Name of Portfolio Manager	Dollar Range of Shares Owned
Capital Income Fund	Mark Hudoff Patrick Meegan Noah Mayer	$500,001 - $1,000,000 Over $1,000,000 $100,001 - $500,000*
High Yield Fund	Ray Kennedy, CFA Mark Hudoff Patrick Meegan Richard Mak, CFA	Over $1,000,000 $100,001 - $500,000 $100,001 - $500,000 $50,001 - $100,000
*As of July 31, 2015

Principal Underwriter and Administrator

Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, a Delaware limited liability company, is the principal underwriter and distributor for the shares of the Funds (“Quasar” or the “Distributor”). Quasar is a registered broker-dealer and member of FINRA. The Distributor is affiliated with the Funds’ Transfer Agent, Fund Accountant and Administrator, U.S. Bancorp Fund Services, LLC.

The Funds’ shares are offered to the public on a continuous basis.  The Distributor, as the principal underwriter of the shares, has certain obligations under the distribution agreement concerning the distribution of the shares.  These obligations and the compensation the Distributor receives are described in the section titled, “Purchases of Shares.”

U.S. Bancorp Fund Services, LLC (the “Administrator” or “USBFS”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, is the administrator for each Fund.

For the fiscal years ended June 30, 2015, 2014 and 2013, total administration fees paid by the Funds to USBFS were as follows:

Fiscal Years Ended June 30,	Diversified Value Fund	Large Cap Value Fund	Mid-Cap Value Fund	Small Cap Value Fund	Small Cap Diversified Value Fund(1)	Global Value Fund(2)	Value Opportunities Fund	Capital Income Fund	High Yield Fund
2015	$151,085	$213,909	$940,198	$301,248	$11,987	$31,317	$156,661	$28,217	$608,059
2014	$142,263	$214,080	$858,398	$241,331	N/A	$25,292	$103,970	$27,724	$429,689
2013	$153,907	$201,046	$608,623	$169,893	N/A	$1,500	$51,776	$27,533	$320,497
(1)	The Small Cap Diversified Value Fund commenced operations on June 30, 2014, and USBFS agreed to waive a portion of its fees during the first twelve months of operations.
(2)	The Global Value Fund commenced operations on December 31, 2012, and USBFS agreed to waive a portion of its fees during the first twelve months of operations.

Code of Ethics

The Board of Trustees of the Trust has approved a Code of Ethics under Rule 17j-1 under the 1940 Act that covers the Trust and the Advisor (the “Code of Ethics”). The Code of Ethics permits subject personnel to invest in securities, including securities that may be purchased or held by a Fund, subject to certain restrictions. The protective provisions of the Code of Ethics prohibit certain investments and limit these personnel from making investments during periods when a Fund is making such investments. The Code of Ethics is on public file with, and is available from, the Commission. The Board of Trustees has also approved a separate Code of Ethics for the Principal Executive Officer and Principal Financial Officer related to the Funds’ financial reporting.

Proxy Voting Policy

Generally, the Advisor will vote (by proxy or otherwise) in all matters for which a shareholder vote is solicited by, or with respect to, issuers of securities beneficially held in the Funds’ accounts in such manner as the Advisor deems appropriate in accordance with its written policies and procedures. These policies and procedures set forth guidelines for voting typical proxy proposals. However, each proxy issue will be considered individually in order that the Advisor may consider what would be in a Fund’s best interest. Further, where a proxy proposal raises a material conflict of interest between the interests of the Advisor and a Fund, the Advisor will vote according to its predetermined specific policy. The Advisor’s Proxy Oversight Committee will review the vote to determine that the decision was based on the Fund’s best interest and was not the product of the conflict. See Appendix A for the Advisor’s Proxy Voting Policies and Procedures.

Table of Contents - Statement of Additional Information

Non-U.S. proxies (and particularly those in emerging markets) may involve a number of problems that restrict or prevent the Advisor’s ability to vote proxies.  As a result, the Fund’s non-U.S. proxies will be voted on a best-efforts basis.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.hwcm.com and on the Commission’s website at http://www.sec.gov.

Portfolio Transactions and Brokerage

Transactions on U.S. stock exchanges, commodities markets and futures markets and other agency transactions involve the payment by a Fund of negotiated brokerage commissions. Such commissions vary among different brokers. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign investments often involve the payment of fixed brokerage commissions, which may be higher than those in the United States. In the case of securities traded in the over-the-counter markets, the price paid by a Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by a Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other investors to receive brokerage and research services (as defined in the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder (the "1934 Act")) from broker-dealers that execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, the Advisor may receive brokerage and research services and other similar services from many broker-dealers with which the Advisor places the Funds' portfolio transactions. These services may include such matters as trade execution services, general economic and market reviews, industry and company reviews, evaluations of investments, recommendations as to the purchase and sale of investments, trade magazines, company financial data, market data, pricing services, quotation services, and news services utilized by the Advisor’s investment professionals. Where the services referred to above are not used exclusively by the Advisor for brokerage or research purposes, the Advisor, based upon allocations of expected use, would bear that portion of the cost of these services which directly relates to their non-brokerage or non-research use. Some of these services may be of value to the Advisor in advising a variety of its clients (including the Funds), although not all of these services would necessarily be useful and of value in managing the Funds or any particular Fund. The management fee paid by each Fund is not reduced because the Advisor may receive these services even though the Advisor might otherwise be required to purchase some of these services for cash.

The Advisor places orders for the purchase and sale of portfolio investments for the Funds and buys and sells investments for the Funds through a substantial number of brokers and dealers. In so doing, the Advisor uses its best efforts to obtain for the Funds the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, the Advisor, having in mind each Fund's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security or other investment, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

As permitted by Section 28(e) of the 1934 Act, and by each Investment Advisory Agreement, the Advisor may cause a Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934 Act) to the Advisor an amount of disclosed commission for effecting securities transactions on stock exchanges and other transactions for such Fund on an agency basis in excess of the commission which another broker-dealer would have charged for effecting that transaction. The Advisor’s authority to cause the Funds to pay any such greater commissions is also subject to such policies as the Trustees may adopt from time to time. It is the position of the staff of the Commission that Section 28(e) does not apply to the payment of such greater commissions in "principal" transactions. Accordingly the Advisor will use its best efforts to obtain the most favorable price and execution available with respect to such transactions, as described above.

From time to time, the Advisor may purchase new issues of securities for clients, including the Funds, in a fixed price offering. In these situations, the broker may be a member of the selling group that will, in addition to selling securities, provide the Advisor with research services.  FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the broker will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

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The Funds anticipate that their brokerage transactions involving securities of issuers domiciled outside of the United States will generally be conducted on the principal stock exchanges of such countries.  Brokerage transactions and other transaction costs on foreign stock exchanges generally are higher than in the U.S., although the Funds will attempt to achieve the best net results in effecting their portfolio transactions.  There is generally less governmental supervision and regulation of foreign brokers and foreign stock exchanges than in the U.S.

Foreign equity securities may be held by the Trust in the form of ADRs, EDRs, GDRs or other securities convertible into foreign equity securities. ADRs, EDRs and GDRs may be listed on stock exchanges, or traded in the Over the Counter markets in the United States or Europe, as the case may be. ADRs traded in the United States, like other securities traded in the United States, will be subject to negotiated commission rates. The Trust’s ability and decisions to purchase or sell portfolio securities of foreign issuers may be affected by laws or regulations relating to the convertibility and repatriation of assets.

Because the shares of each Fund are redeemable on a daily basis in U.S. dollars, the Advisor intends to manage the Funds so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. Under present conditions, it is not believed that these considerations will have significant effect on the Funds’ portfolio strategies.

Securities held by a Fund may also be held by, or be appropriate investments for, other funds or investment advisory clients for which the Advisor acts as an adviser. Because of different objectives or other factors, a particular security may be bought for one or more clients of the Advisor when one or more clients of the Advisor are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Funds or other clients or funds for which the Advisor acts as adviser, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Advisor during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Aggregate brokerage commissions paid by each of the Funds for the three most recent fiscal years ended June 30 are shown in the table below.

	2015	2014	2013
Diversified Value Fund	$195,391	$140,822	$211,577
Large Cap Value Fund	$311,623	$291,973	$282,349
Mid-Cap Value Fund	$2,667,500	$2,527,505	$2,363,146
Small Cap Value Fund	$772,909	$614,157	$504,331
Small Cap Diversified Value Fund*	$11,584	N/A	N/A
Global Value Fund**	$6,240	$3,334	$486
Value Opportunities Fund	$894,395	$378,786	$273,717
Capital Income Fund	$22,613	$8,918	$5,462
High Yield Fund	$46,111	$35,318	$19,244

*	The Small Cap Diversified Value Fund commenced operations on June 30, 2014.

**	The Global Value Fund commenced operations on December 31, 2012.

     The Value Opportunities Fund and Capital Income Fund experienced increased brokerage commissions for the fiscal year ended June 30, 2015, compared to the fiscal year ended June 30, 2014, due to an increase in net assets of each Fund.

The value of the Funds’ aggregate holdings of the securities of their regular broker or dealer (as defined in Rule 10b-1 under the 1940 Act) as of June 30, 2015, were as follows:

Fund	Regular Broker-Dealer	Debt-Equity	Value
Diversified Value Fund	Bank of America Corp.	Equity	$21,796,187
Diversified Value Fund	Citigroup, Inc.	Equity	22,950,784
Diversified Value Fund	The Goldman Sachs Group, Inc.	Equity	5,449,419
Diversified Value Fund	JPMorgan Chase & Company	Equity	19,243,840
Diversified Value Fund	Morgan Stanley	Equity	2,928,645
Diversified Value Fund	Wells Fargo & Company	Equity	5,687,776
Large Cap Value Fund	Bank of America Corp.	Equity	30,988,127
Large Cap Value Fund	Citigroup, Inc.	Equity	32,203,152
Large Cap Value Fund	The Goldman Sachs Group, Inc.	Equity	7,286,771

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Fund	Regular Broker-Dealer	Debt-Equity	Value
Large Cap Value Fund	JPMorgan Chase & Company	Equity	29,306,200
Large Cap Value Fund	Wells Fargo & Company	Equity	9,352,206
Global Value Fund	Bank of America Corp.	Equity	238,297
Global Value Fund	Barclays PLC	Equity	99,543
Global Value Fund	Citigroup, Inc.	Equity	195,273
Global Value Fund	Credit Suisse Group AG	Equity	48,830
Global Value Fund	JPMorgan Chase & Company	Equity	159,236
Value Opportunities Fund	Bank of America Corp.	Equity	33,857,886
Value Opportunities Fund	Citigroup, Inc.	Equity	31,646,996
Value Opportunities Fund	JPMorgan Chase & Company	Equity	33,351,472
Capital Income Fund	Bank of America Corp.	Equity	660,405
Capital Income Fund	Citigroup, Inc.	Equity	266,555
Capital Income Fund	JPMorgan Chase & Company	Equity	2,198,473
Capital Income Fund	Morgan Stanley	Equity	257,235
Capital Income Fund	Wells Fargo & Company	Equity	2,181,381
High Yield Fund	Bank of America Corp.	Equity	17,584,546
High Yield Fund	Citigroup, Inc.	Equity	20,100,856
High Yield Fund	Morgan Stanley	Equity	21,687,288

Portfolio Turnover
Portfolio turnover measures the percentage of a fund’s total portfolio market value that was purchased or sold during the period. A fund’s turnover rate provides an indication of how transaction costs (which are not included in a fund’s expenses) may affect a fund’s performance. Also, funds with a high turnover may be more likely to distribute capital gains that may be taxable to shareholders.

The Funds’ portfolio turnover rates for the fiscal years ended June 30, 2015 and 2014 are stated below. Portfolio turnover rates could change significantly in response to turbulent market conditions.

Fiscal Year Ended June 30,
2015	2014
Diversified Value Fund	38%	33%
Large Cap Value Fund	39%	57%
Mid-Cap Value Fund	54%	55%
Small Cap Value Fund	43%	43%
Small Cap Diversified Value Fund*	40%	N/A
Global Value Fund	42%	52%
Value Opportunities Fund	101%	45%
Capital Income Fund	62%	53%
High Yield Fund	44%	51%
*	The Small Cap Diversified Value Fund commenced operations on June 30, 2014.

Historically, turnover in the Funds has ranged from 20% to 200%.  On average, the Advisor typically expects an investment thesis to unfold over a two year period.   A two year holding period would create a 50% portfolio turnover.  Factors that increase or decrease turnover include market conditions, change in the quantity of investment opportunities and the change in the risk returns within portfolios.

Disclosure of Portfolio Holdings

The Trust has adopted, and the Board of Trustees has approved, policies and procedures reasonably designed to ensure that non-public disclosure of the Funds’ portfolio holdings is in the best interests of Fund shareholders, or at least will do no harm to Fund shareholders.  No information concerning the Funds’ portfolio holdings may be disclosed except as provided below:

Regulatory Filings
The Funds’ portfolio holdings are made public, as required by law, in the Funds’ annual and semi-annual reports. These reports are filed with the Commission, mailed to shareholders and posted to the Funds’ website generally within 60 days after the end of the relevant fiscal period. In addition, the Funds’ portfolio holdings for the fiscal quarters not covered by the annual and semi-annual reports are filed with the Commission and posted to the Funds’ website generally within 60 days after the end of each quarter.

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Portfolio Holdings on the Funds’ Website and in Marketing Materials
The Funds’ complete portfolio holdings as of each month-end generally will be available on the last business day of the following month. Each Fund’s month-end Top 10 holdings reports and monthly attribution reports, which show the top five and bottom five contributors to performance, generally will be available by the eighth business day after month-end. Quarterly commentary for each Fund, which may discuss a Fund’s sectors, industries and individual holdings, generally is available approximately two weeks after the end of each calendar quarter. Aggregate month-end portfolio characteristics, such as industry and sector classification, aggregate book value, market cap and price-to-earnings ratios of the Funds, generally are available by the eighth business day after month-end. This information may be obtained through the Funds’ website or by calling 800-796-5606.

This information will, at a minimum, remain on the Funds’ website until the Funds file a list of their holdings with the Commission for the relevant periods.

Disclosure of Holdings to Analytical Companies
The Funds’ portfolio holdings generally are sent to certain analytical companies (Morningstar, Bloomberg, Lipper, etc.) on the day after a complete set of holdings is available on the Funds’ website.

Disclosure of Holdings to Service Providers and Other Parties
The Funds’ portfolio holdings are disclosed to service providers on an on-going basis in the performance of their contractual duties. These providers include, but are not limited to, the Funds’ custodian, fund accountant, fund administrator, printing companies, public accounting firm and attorneys. Holdings are disclosed to service providers that perform operational services for all of the accounts managed by the Advisor, including the Funds, which include back office services, portfolio accounting and performance systems services, proxy voting services and analytical and trading systems (such as FactSet, Bloomberg and Charles River). Employees of the Advisor also may have frequent access to portfolio holdings. The frequency of disclosure to these parties varies and may be as frequently as intra-day with no lag.

Various broker/dealers and other parties involved in the trading and settlement process have access to Fund portfolio information when a Fund is buying and selling Fund securities.

Non-public disclosure of the Funds’ portfolio holdings will only be made to service providers and other parties who are under a duty of confidentiality to the Funds, whether by explicit written agreement or by virtue of their duties to the Funds. The Trust and/or the Advisor will make reasonable efforts to obtain written confidentiality agreements and prohibition on trading based on knowledge of the Funds’ portfolio holdings with the service providers and other parties who receive the Funds’ portfolio holdings information prior to the holdings being made public. Employees of the Advisor are subject to the Trust’s and the Advisor’s Code of Ethics, but the improper use of Fund portfolio holdings by other parties is possible, notwithstanding contractual and confidentiality obligations.

After aggregate month-end portfolio characteristics are available by the eighth business day after month-end on the Funds’ website, the Funds may provide supplemental portfolio attribution and characteristics information for that month that are not publicly available on the Funds’ website to investment consultants, financial intermediaries, shareholders or others who require such information for legitimate business purposes.  Requests for supplemental portfolio attribution and characteristics information can be standing requests or made by calling 800-796-5606.  The Funds reserve the right to refuse to fulfill a request if they deem that providing supplemental portfolio attribution and characteristics information would be contrary to the best interest of the Funds.  Such decisions are made by the President of the Trust or the Trust’s Chief Compliance Officer.

Portfolio holdings may be disclosed to governmental and self-regulatory authorities pursuant to applicable laws or regulations, or a judicial, regulatory or other similar demand or request.

Disclosure of Individual Portfolio Holdings
Employees of the Advisor may discuss specific Fund portfolio holdings with the public and/or the media.  The Advisor maintains policies and procedures regarding pre-approval prior to discussing a specific security.  In addition, the confirmation of whether a stock is held in a Fund and the specific weighting must follow the public disclosure procedures as described above.

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Other Clients of the Advisor
Various non-Fund portfolios of other clients of the Advisor may hold securities substantially similar to those held by the Funds, since the Advisor maintains a “target portfolio” for each of its investment strategies which often utilize similar securities for various client portfolios (including the Funds’) managed with a particular investment strategy. These clients generally have access to current portfolio holding information for their accounts and do not owe the Funds or the Advisor a duty of confidentiality with respect to disclosure of their portfolio holdings.  The Advisor has implemented separate policies and procedures with respect to appropriate disclosure of the Advisor’s representative or target portfolios, including to the Advisor’s clients and their agents.

Board of Trustees Oversight of Disclosure of Fund Portfolio Holdings
Exceptions to the Funds’ portfolio holdings disclosure policies may be granted only by the Trust’s President or Chief Compliance Officer upon a determination that the release of information (1) would be appropriate for legitimate business purposes and (2) is not anticipated to adversely affect Fund shareholders.  Any such disclosure of Fund portfolio holdings shall be disclosed to the Board of Trustees at its next regular meeting.

There is no assurance that the Funds’ policies on portfolio holdings disclosure will protect the Funds from potential misuse of holdings information by individuals in possession of that information.

In approving the Disclosure of Fund Portfolio Holdings Policy, the Board of Trustees determined that disclosure prior to Fund holdings being made public to the parties mentioned above did no harm to Fund shareholders. Potential conflicts of interest between the Funds, the Advisor or affiliates of the Advisor, were considered. In addition, in no event shall the Advisor, its affiliates or employees, or the Funds receive any direct or indirect compensation in connection with the disclosure of the Funds’ portfolio holdings.

Marketing and Support Payments

The Funds’ Advisor, out of its own resources and without additional cost to the Funds or their shareholders, may provide additional cash payments or other compensation to certain financial intermediaries who sell shares of the Funds. Such payments are in addition to upfront sales commissions paid by the Advisor and Rule 12b-1 distribution fees and service fees paid by the Funds, and may be divided into categories as follows:

Support Payments.  Payments may be made by the Advisor to certain financial intermediaries in connection with the eligibility of the Funds to be offered in certain programs and/or in connection with meetings between Fund representatives and financial intermediaries and their sales representatives. Such meetings may be held for various purposes, including providing education and training about the Funds and other general financial topics to assist financial intermediaries’ sales representatives in making informed recommendations to, and decisions on behalf of, their clients.

As of December 31, 2014, the Advisor has informed the Trust that it has agreements with and has paid four firms such Support Payments, which are structured as a percentage of sales and/or as a percentage of assets.

The Trust has been advised that Support Payments to these dealers for calendar year 2014 were 0.01% of 2014 average total assets of the Funds, and in dollars were:

Wells Fargo Advisor	$805,923
Merrill Lynch	$221,642
UBS Financial Services	$69,927
Raymond James	$28,000
Total	$1,125,492

Entertainment, Conferences and Events.  The Advisor also may pay cash or non-cash compensation to sales representatives of financial intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support for the financial intermediary’s client seminars and cooperative advertising. In addition, the Advisor pays for exhibit space or sponsorships at regional or national events of financial intermediaries.

Certain Service Fees.  Certain service fees charged by financial intermediaries, such as sub-administration, sub-transfer agency and other shareholder services fees, which exceed the amounts payable pursuant to the Funds’ Sub-Transfer Agency Policy and the Distribution Plan (as described in this SAI), are paid by the Advisor.  The Trust has been advised that the total amount of such service fees paid by the Advisor for calendar year 2014 was approximately $1,943,690 which was 0.02% of 2014 average total assets of the Funds.

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The prospect of receiving, or the receipt of, additional payments or other compensation as described above by financial intermediaries may provide such intermediaries and/or their salespersons with an incentive to favor sales of shares of the Funds, and other mutual funds whose affiliates make similar compensation available, over sale of shares of mutual funds (or non-mutual fund investments) not making such payments. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

Sub-Transfer Agency Expenses

Fund shares are sold through administrators, broker-dealers, fund supermarkets, 401(k) recordkeepers and other institutions (“intermediaries”) that provide accounting, record keeping, and/or other services to investors and that have a services agreement or selling agreement with the Funds’ Distributor and/or the Advisor to make Fund shares available to their clients.

Each intermediary renders sub-transfer agency services similar to the Funds’ transfer agency services, which generally consist of:

•	Processing all purchase, redemption and exchange orders;
•	Generating and delivering confirmations;
•	Sending account statements;
•	Sending prospectuses, statements of additional information, financial reports, proxy materials, and other Fund communications;
•	Handling routine investor inquiries;
•	Tax reporting;
•	Maintaining records of account activity; and
•	Distributing dividends, distributions and redemption proceeds.

In addition, some of the sub-transfer agency fees are for maintaining the records of individual participants in 401(k) or other defined contribution plans. The Board of Trustees has approved payments to these intermediaries from Fund assets for providing these sub-transfer agency services based on charges for similar services if such services were provided directly by the Funds’ transfer agent.

Sub-transfer agency fees for non-401(k) accounts.
The Funds will pay the lesser of (i) the fee actually charged by the intermediary, or (ii) 0.15% (or $18 per account).

Sub-transfer agency fees for 401(k) accounts.
The Funds will pay the lesser of (i) the fee actually charged by the intermediary, or (ii) 0.25% (or $30 per account).

The Funds treat any intermediary fees exceeding the above sub-transfer agency charges as distribution charges.  For Class I, the Advisor pays these distribution charges out of its own resources. For other classes, distribution charges are paid with Rule 12b-1 fees, and the Advisor pays any distribution charges above the amount able to be paid under the Distribution Plan.

PURCHASE OF SHARES

Initial Sales Charge Alternative — Class A Shares

Class A Shares — Purchases Subject to an Initial Sales Charge. For purchases of Class A shares subject to an initial sales charge, the Distributor reallows a portion of the initial sales charge to dealers (which is alike for all dealers), as shown in the table below. (The term “dealer” includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner and any other financial institution having a selling agreement or any other similar agreement with the Distributor.) The difference between the total amount invested and the sum of (a) the net proceeds to the Fund and (b) the dealer reallowance, is the amount of the initial sales charge retained by the Distributor (also known as the “underwriter concession”). In addition to the underwriter concession retained by the Distributor, the Distributor retains the entire initial sales charge on accounts with no authorized dealer of record.  Because of rounding in the computation of offering price, the portion of the sales charge retained by the Distributor may vary and the total sales charge may be more or less than the sales charge calculated using the sales charge expressed as a percentage of the offering price or as a percentage of the net amount invested as listed in the following tables.

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Diversified Value, Large Cap Value, Mid-Cap Value, Small Cap Value, Small Cap Diversified Value Fund, Global Value and Value Opportunities Funds
Your Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment*	Dealer Compensation as a % of Offering Price	Underwriter Concession
Less than $25,000	5.25%	5.54%	5.00%	0.25%
$25,000 but less than $50,000	4.75%	4.99%	4.50%	0.25%
$50,000 but less than $100,000	4.00%	4.17%	3.75%	0.25%
$100,000 but less than $250,000	3.00%	3.09%	2.75%	0.25%
$250,000 but less than $1,000,000	2.00%	2.04%	1.80%	0.20%
$1,000,000 and over	0.00%	0.00%	0.00%**	0.00%
*	Rounded to the nearest one-hundredth percent.
**	The Advisor pays up to 0.75% of the Offering Price as compensation to dealers.

Capital Income Fund
Your Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment*	Dealer Compensation as a % of Offering Price	Underwriter Concession
Less than $50,000	4.75%	4.99%	4.50%	0.25%
$50,000 but less than $100,000	4.25%	4.44%	4.00%	0.25%
$100,000 but less than $250,000	3.50%	3.63%	3.25%	0.25%
$250,000 but less than $500,000	2.50%	2.56%	2.25%	0.25%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%	0.25%
$1,000,000 and over	0.00%	0.00%	0.00%**	0.00%
*	Rounded to the nearest one-hundredth percent.
**	The Advisor pays up to 0.75% of the Offering Price as compensation to dealers.

High Yield Fund
Your Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment*	Dealer Compensation as a % of Offering Price	Underwriter Concession
Less than $100,000	3.75%	3.90%	3.50%	0.25%
$100,000 but less than $250,000	3.25%	3.36%	3.00%	0.25%
$250,000 but less than $500,000	2.25%	2.30%	2.00%	0.25%
$500,000 but less than $1,000,000	1.75%	1.78%	1.50%	0.25%
$1,000,000 and over	0.00%	0.00%	0.00%**	0.00%
*	Rounded to the nearest one-hundredth percent.
**	The Advisor pays up to 0.75% of the Offering Price as compensation to dealers.

Class A Shares — Purchases Subject to a Contingent Deferred Sales Charge (but not an Initial Sales Charge). Shareholders who invest $1,000,000 or more in Class A shares do not pay an initial sales charge. The Advisor pays up to 0.75% as a commission to dealers who initiate and are responsible for purchases of Class A shares of $1,000,000 or more as follows:
Dealer Compensation as a % of Offering Price	Cumulative Purchase Amount
0.75%	$1,000,000 to $2,000,000, plus
0.50%	Over $2,000,000 to $3,000,000, plus
0.30%	Over $3,000,000 to $50,000,000, plus
0.20%	Over $50,000,000 to $100,000,000, plus
0.10%	Over $100,000,000

If the shareholder redeems the shares within one year after purchase, a deferred sales charge of 0.75% may be charged and paid to the Distributor.  Because the Advisor finances the up-front commission paid to dealers who are responsible for purchases of Class A shares of $1,000,000 or more, the Distributor reimburses the Advisor the 0.75% deferred sales charge paid by shareholders redeeming within one year after purchase.

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Class A Sales Charge Information – The Distributor of the Funds received the following sales charges from investors on sales of Class A shares:

	Gross Sales Charges Collected	Sales Charges Paid to Quasar(1)	CDSCs Received on Redemptions of Load- Waived Shares(2)
Diversified Value Fund
Fiscal year ended 6/30/15	$30,775	$1,757	$ —
Fiscal year ended 6/30/14	$54,016	$3,052	$ —
Fiscal year ended 6/30/13	$14,300	$ 786	$ —

Large Cap Value Fund
Fiscal year ended 6/30/15	$98,682	$6,896	$ 937
Fiscal year ended 6/30/14	$191,816	$13,931	$20,850
Fiscal year ended 6/30/13	$27,457	$1,415	$ —

Mid-Cap Value Fund
Fiscal year ended 6/30/15	$167,882	$11,527	$ 282
Fiscal year ended 6/30/14	$1,095,689	$64,998	$ 1
Fiscal year ended 6/30/13	$376,938	$22,450	$ —

Small Cap Value Fund
Fiscal year ended 6/30/15	$108,469	$6,182	$ 98
Fiscal year ended 6/30/14	$153,473	$8,804	$ —
Fiscal year ended 6/30/13	$138,226	$8,246	$ —

Small Cap Diversified Value Fund
Fiscal year ended 6/30/15(3)	$ —	$ —	$ —

Global Value Fund
Fiscal year ended 6/30/15	$ —	$ —	$ —
Period from 8/30/13 to 6/30/14(4)	$ 258	$ 13	$ —

Value Opportunities Fund
Fiscal year ended 6/30/15	$432,010	$26,232	$ —
Fiscal year ended 6/30/14	$428,427	$27,070	$8,251
Fiscal year ended 6/30/13	$230,408	$14,729	$ —

Capital Income Fund
Fiscal year ended 6/30/15	$117,267	$6,820	$ —
Fiscal year ended 6/30/14	$107,146	$6,629	$ —
Fiscal year ended 6/30/13	$13,645	$ 717	$ —

High Yield Fund
Fiscal year ended 6/30/15	$112,465	$13,294	$ 409
Fiscal year ended 6/30/14	$54,471	$3,809	$ 63
Fiscal year ended 6/30/13	$144,660	$10,934	$ —
(1) Quasar retains all underwriting concessions and the front-end sales charge on accounts with no dealer of record.
(2) The Distributor reimburses this amount to the Advisor since the Advisor finances the up-front commissions paid to dealers.
(3) Small Cap Diversified Value Fund – Class A commenced operations on June 30, 2014.
(4) Global Value Fund – Class A commenced operations on August 30, 2013.

Class A Shares Conversion – Shareholders may be able to convert Class A shares to Class I shares of the same Fund, if they satisfy the eligibility requirements for Class I shares.  Please contact your financial intermediary for additional information on how to convert your shares into another share class.  For federal income tax purposes, a conversion between share classes of the same Fund is considered a non-taxable event.

Deferred Sales Charge Alternative — Class C Shares

Though shareholders do not pay an initial sales charge at the time of purchase of Class C shares, the Distributor compensates selling dealers by paying 1.00% of the purchase price for Class C shares.  If Class C shares are redeemed within one year after purchase, shareholders are charged a CDSC of 1.00%.  Shares acquired through reinvestment of dividend and distributions are not subject to a CDSC.  Proceeds from the CDSC and the 1.00% Distribution Plan payments made in the first year after purchase are paid to the Distributor and are used in whole or in part by the Distributor to pay the Advisor for financing of the 1.00% up-front commission to dealers who sell Class C shares.  Financial intermediaries will generally become eligible to receive some or all of the Distribution Plan payments one year after purchase.  The combination of the CDSC and the ongoing Distribution Plan fee facilitates the ability of a Fund to sell Class C shares without a sales charge being deducted at the time of purchase. See “Distribution Plan” below. Imposition of the CDSC and the Distribution Plan fee on Class C shares is limited by the FINRA asset-based sales charge rule. See “Limitations on the Payment of Deferred Sales Charges” below.

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Class C shares convert automatically into Class A shares approximately eight years after purchase.  Class A shares are subject to lower annual expenses than Class C shares.  The conversion of Class C shares to Class A shares is not a taxable event for federal income tax purposes.

Class C shareholders may be able to convert to Class I shares of the same Fund if the Class C shareholders satisfy the eligibility requirements for Class I shares. Please contact your financial intermediary for additional information on how to convert your shares into another share class. The conversion of Class C shares to Class I shares is not a taxable event for federal income tax purposes.

Class C Sales Charge Information – Sales charges received by the Distributor of the Funds from shareholders of Class C shares were as follows:

CDSCs Received*
Diversified Value Fund
Fiscal year ended 6/30/15	$2,213
Fiscal year ended 6/30/14	$1,660
Fiscal year ended 6/30/13	$ 201

Large Cap Value Fund
Fiscal year ended 6/30/15	$13,401
Fiscal year ended 6/30/14	$2,190
Fiscal year ended 6/30/13	$ 149

Mid-Cap Value Fund
Fiscal year ended 6/30/15	$25,447
Fiscal year ended 6/30/14	$35,686
Fiscal year ended 6/30/13	$5,928

Small Cap Value Fund
Fiscal year ended 6/30/15	$4,368
Fiscal year ended 6/30/14	$10,014
Fiscal year ended 6/30/13	$3,361

Value Opportunities Fund
Fiscal year ended 6/30/15	$9,601
Fiscal year ended 6/30/14	$9,077
Fiscal year ended 6/30/13	$4,135

High Yield Fund
Fiscal year ended 6/30/15	$1,875
Fiscal year ended 6/30/14	$ 231
Period from 12/31/12 to 6/30/13**	$ —
*The Distributor reimburses this amount to the Advisor since the Advisor finances the up-front commissions paid to dealers.
**The High Yield Fund – Class C commenced operations on December 31, 2012.

No Class C sales charge information is presented for the Small Cap Diversified Value Fund, the Global Value Fund or the Capital Income Fund, as such Class C shares are not currently being offered for sale as of the date of this SAI.

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Class R Shares

The Large Cap Value Fund and the Mid-Cap Value Fund offer Class R shares as described in the Prospectus. Class R shares are available only to certain retirement plans. Class R shares are not subject to an initial sales charge or a CDSC but are subject to ongoing annual distribution and service fees of 0.50%. Distribution and service fees are used to support a Fund’s marketing and distribution efforts, such as compensating financial intermediaries, advertising and promotion, and are also used to compensate securities dealers and other financial intermediaries for shareholder servicing activities. If Class R shares are held over time, these fees may exceed the maximum sales charge that an investor would have paid as a shareholder of Class A or Class C shares.

Distribution Plan

The distribution plan for the Class A, Class C and Class R shares (the “Distribution Plan”) provides that each Fund pays a distribution and service fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of up to 0.25% of the average daily net assets of the Class A shares of the relevant Fund, at the annual rate of up to 1.00% of the average daily net assets of the Class C shares of the relevant Fund, and at the annual rate of up to 0.50% of the average daily net assets of the Class R shares of the Large Cap Value Fund and the Mid-Cap Value Fund only, in order to compensate the distribution coordinator, as appointed by the Board of Trustees from time to time (the “Distribution Coordinator”, and selected securities dealers or other financial intermediaries in connection with providing shareholder and distribution services, and bearing certain distribution-related expenses of the Fund, including payments to securities dealers and other intermediaries for selling Class A, Class C and Class R shares of that Fund. Each of those classes has exclusive voting rights with respect to the Distribution Plan adopted with respect to such class pursuant to which distribution and service fees are paid.

The Distribution Plan as it relates to Class C and Class R shares is designed to permit an investor to purchase Class C and Class R shares through securities dealers and other financial intermediaries without the assessment of an initial sales charge and at the same time permit the Distribution Coordinator to compensate securities dealers and other financial intermediaries in connection with the sale of the Class C and Class R shares. In this regard, the purpose and function of the ongoing distribution fees and the CDSC are the same as those of the initial sales charge with respect to the Class A shares of the Funds in that the ongoing distribution fees and deferred sales charges provide for the financing of the distribution of the Funds’ Class C and Class R shares.

The Funds’ Distribution Plan is subject to the provisions of Rule 12b-1 under the 1940 Act. In their consideration of the Distribution Plan, the Trustees must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to each Fund and its shareholders. The Distribution Plan further provides that, so long as the Distribution Plan remains in effect, the selection and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees then in office. In approving the Distribution Plan in accordance with Rule 12b-1, the Independent Trustees concluded that there is a reasonable likelihood that the Distribution Plan will benefit the Funds and their shareholders. Specifically, the Trustees have concluded that the Plan is reasonably likely to benefit the Funds and their shareholders because the Distribution Plan authorizes the relationships with selling agents that have previously developed distribution channels and relationships with the retail customers that the Funds are designed to serve. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. The Distribution Plan can be terminated as to a class of a Fund at any time, without penalty, by the vote of a majority of the Independent Trustees or by the vote of the holders of a majority of the outstanding related class of voting securities of the Fund. The Distribution Plan cannot be amended to increase materially the amount to be spent by a Fund without the approval of the related class of shareholders, and all material amendments are required to be approved by the vote of the Trustees, including a majority of the Independent Trustees who have no direct or indirect financial interest in the Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that a Fund preserve copies of the Distribution Plan and any report made pursuant to such Plan for a period of not less than six years from the date of the Distribution Plan or such report, the first two years in an easily accessible place.

Among other things, the Distribution Plan provides that the Distribution Coordinator shall provide and the Trustees shall review quarterly reports of the disbursement of the distribution and service fees paid under the Plan. Payments under the Distribution Plan are based on a percentage of average daily net assets attributable to the shares regardless of the amount of expenses incurred and, accordingly, distribution-related revenues from the Distribution Plan may be more or less than distribution-related expenses. Information with respect to the distribution-related revenues and expenses is presented to the Trustees for their consideration in connection with their deliberations as to the continuance of the Distribution Plan.

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For the fiscal year ended June 30, 2015, the Funds paid the following amounts under the Distribution Plan:

	Distribution and service fees for:
Fund Name	Class A	Class C	Class R
Diversified Value Fund	$139,510	$45,981	N/A
Large Cap Value Fund	$507,013	$364,944	$64,182
Mid-Cap Value Fund	$1,860,797	$1,422,537	$110,321
Small Cap Value Fund	$484,066	$379,251	N/A
Small Cap Diversified Value Fund	$268	N/A	N/A
Global Value Fund	$306	N/A	N/A
Value Opportunities Fund	$446,167	$645,074	N/A
Capital Income Fund	$118,581	N/A	N/A
High Yield Fund	$1,555,208	$38,854	N/A

These payments were made to dealers for compensation to their representatives and for advertising, sales promotion, marketing expenses and shareholder services such as account maintenance.  A portion of the distribution fees with respect to Class A and Class R shares may be used to reimburse the Advisor for advances made on Class A shares and for certain service fees paid by the Advisor.  The Funds made the following payments under the Distribution Plan for the fiscal year ended June 30, 2015:

	Diversified Value Fund	Large Cap Value Fund	Mid-Cap Value Fund	Small Cap Value Fund	Small Cap Diversified Value Fund	Global Value Fund	Value Opportunities Fund	Capital Income Fund	High Yield Fund
Advertising	$0	$0	$0	$0	$0	$0	$0	$0	$0
Printing/Postage	$0	$0	$0	$0	$3	$0	$0	$0	$0
Compensation to distributor	$0	$0	$0	$0	$41	$0	$0	$0	$0
Compensation to broker-dealers	$185,491	$936,139	$3,393,655	$863,317	$82	$306	$1,091,241	$118,581	$1,594,062
Compensation to sales personnel	$0	$0	$0	$0	$0	$0	$0	$0	$0
Interest, carrying, or other financing charges	$0	$0	$0	$0	$0	$0	$0	$0	$0
Other uses	$0	$0	$0	$0	$142	$0	$0	$0	$0

Limitations on the Payment of Deferred Sales Charges

The maximum sales charge rule in the Conduct Rules of FINRA imposes a limitation on certain asset-based sales charges such as the distribution fee paid by Class C and Class R shares and the CDSC borne by the Class C shares, but not the service fee. The maximum sales charge rule is applied separately to each class. The maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by a Fund charging a service fee to (1) 6.25% of eligible gross sales of Class C and Class R shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC).

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Anti-Money Laundering

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the USA PATRIOT Act. The Trust’s Program provides for the development of internal practices, procedures and controls; designation of an anti-money laundering compliance officer; an ongoing training program; and an independent testing function to determine the effectiveness of the Program.

Procedures to implement the Program include determining that the Trust’s Distributor and Transfer Agent have established proper anti-money laundering procedures; checking shareholder names against designated government lists, including that of the Office of Foreign Asset Control (“OFAC”); and a complete and thorough review of all new account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the Program.

REDEMPTION OF SHARES

Each Fund generally redeems for cash all shares of the Fund upon receipt of a written request in proper form, subject to certain exceptions. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption.

The right to redeem shares or to receive payment with respect to any such redemption may be suspended for more than seven days only for any period during which trading on the New York Stock Exchange (the “NYSE”) is restricted as determined by the Commission or during which the NYSE is closed (other than customary weekend and holiday closings), for any period during which an emergency exists, as defined by the Commission, as a result of which disposal of portfolio securities or determination of the net asset value of a Fund is not reasonably practicable, and for such other periods as the Commission may by order permit for the protection of shareholders of the Funds.

The value of shares of a Fund at the time of redemption may be more or less than the shareholder’s cost, depending in part on the market value of the securities held by that Fund at such time.

In electing a telephone redemption, the investor authorizes the Funds and the Transfer Agent to act on telephone instructions from any person representing himself to be the investor, and reasonably believed by the Funds or the Transfer Agent to be genuine. Neither the Funds nor the Transfer Agent may be liable for any loss, cost or expense for acting on instructions (whether in writing or by telephone) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in the Prospectus. Since this account feature involves a risk of loss from unauthorized or fraudulent transactions, the Transfer Agent will take certain precautions to protect your account from fraud. Telephone redemption may be refused if the caller is unable to provide: the account number, the name and address registered on the account and the social security number registered on the account. The Funds or the Transfer Agent may temporarily suspend telephone transactions at any time.

For shareholders redeeming directly with the Transfer Agent, payments will be mailed within seven days of receipt of a proper notice of redemption. At various times a Fund may be requested to redeem shares for which it has not yet received good payment (e.g., shares purchased with any manner of payment other than federal funds). A Fund may delay or cause to be delayed the mailing of a redemption check until such time as good payment has been collected for the purchase of such Fund shares, which usually will not exceed 12 days. In the event that a shareholder account held directly with the Transfer Agent contains a fractional share balance, such fractional share balance may be automatically redeemed by that Fund.

PRICING OF SHARES

Determination of Net Asset Value

The NAV of the shares of all classes of each Fund is determined once daily Monday through Friday as of the close of regular trading on the NYSE on each day the NYSE is open for trading based on prices at the time of the close of regular trading. Regular trading on the NYSE generally closes at 4:00 p.m., Eastern time. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation.

Table of Contents - Statement of Additional Information

NAV per share of a class of a Fund is computed by dividing the value of the securities held by that Fund plus any cash or other assets (including interest and dividends accrued but not yet received) attributable to that class, minus all liabilities (including accrued expenses) attributable to that class, by the total number of shares outstanding in that class at such time, rounded to the nearest cent. Due to the fact that different expenses are charged to the Class I, Class A, Class C and Class R shares of a Fund, the NAV of the classes of a Fund may vary. For purposes of determining the NAV, security transactions are normally recorded one business day after the trade date. Expenses, including the fees payable to the Advisor, are accrued daily.

The per share NAV of Class A, Class C and Class R shares generally will be lower than the per share NAV of Class I shares, reflecting the daily expense accruals of the distribution and service fees applicable with respect to Class A, Class C and Class R shares. Moreover, the per share NAV of the Class C and Class R shares of a Fund generally will be lower than the per share NAV of Class A shares of that Fund, reflecting the daily expense accruals of the higher distribution and service fees applicable with respect to Class C and Class R shares of the Fund. In addition, the per share NAV of Class C shares generally will be lower than the per share NAV of Class R shares due to the daily expense accruals of the higher distribution and service fees applicable to Class C shares. It is expected, however, that the per share NAV of all classes of each Fund will tend to converge (although not necessarily meet) immediately after the payment of dividends which will differ by approximately the amount of the expense accrual differentials between the classes.

Portfolio securities are valued by an independent pricing agent to the extent possible.  In determining the NAV of each Fund’s shares, equity securities that are listed on a securities exchange (whether domestic or foreign) or The Nasdaq Stock Market (“NSM”) (including the Nasdaq National Market and the Nasdaq Small Cap Market) are valued at the last reported sale price (or official closing price) on that day as of the close of the NYSE (which is generally 4:00 p.m. Eastern time), or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange or NSM.  Unlisted equity securities that are not included in NSM are valued at the last sale price, or if the last sale price is unavailable, at the average of the quoted bid and asked prices in the over-the-counter market.

Fixed income securities, including those to be purchased under firm commitment agreements (other than obligations having a maturity of 60 days or less), are normally valued at the mean between the bid and asked prices on the basis of information from independent pricing services, which take into account appropriate factors such as institutionalized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, but may also be valued based on reported transactions or a broker-dealer quotation.  The pricing services may provide a price determined by a matrix pricing method or other analytical pricing models.  Short-term investments which mature in less than 60 days are valued at amortized cost (unless the Board of Trustees determines that this method does not represent fair value).

Options, futures contracts and options thereon which are traded on exchanges are valued at their last sale price as of the close of the exchanges or, if no sales are reported on a particular business day, the average between the last reported bid and ask quotations across the exchanges on which the option is traded will be used.  If the normal market close for any futures contract is after 4:00 p.m. Eastern time (i.e., S&P 500 futures contracts), the last sale price at or before 4:00 p.m. Eastern time will be used to price the contract.  Non-exchange traded options will be valued at the average of the last bid and ask quotations.

Trading in securities listed on foreign securities exchanges or over-the-counter markets is normally completed before the close of regular trading on the NYSE. In addition, foreign securities trading may not take place on all business days in New York and may occur on days on which the NYSE is not open. In addition, foreign currency exchange rates are generally determined prior to the close of trading on the NYSE.  It is possible that market timers may attempt to buy or sell Fund shares to profit from price movements in foreign markets that are not yet reflected in a Fund’s NAV. Such trades may have the effect of reducing the value of existing shareholders’ investments. As described below, the Board has adopted valuation procedures that provide for the use of fair value pricing for foreign securities as of the close of the NYSE. The Trust’s use of fair value pricing is designed to more accurately determine the current market value of a portfolio security and to minimize the possibilities for time-zone arbitrage.

Investments quoted in foreign currency are valued daily in U.S. dollars on the basis of the foreign currency exchange rate prevailing at the time of valuation. Foreign currency exchange transactions conducted on a spot basis are valued at the spot rate prevailing in the foreign exchange market.

Securities and other assets for which market quotations are not readily available are valued at their fair value as determined by the Advisor under guidelines established by and under the general supervision and responsibility of the Board of Trustees. The Board has approved the use of a third-party vendor’s proprietary fair value pricing model to assist in determining current valuation for foreign securities traded in markets that close prior to the NYSE.  The vendor provides fair values for such securities based on certain quantitative factors and methods which generally involve tracking valuation correlations between the U.S. market and each non-U.S. security.  Each Fund will value its non-U.S. securities with fair values provided by the vendor if there is a movement in the U.S. market that exceeds certain thresholds or tolerances established by the Advisor.  The vendor may not be able to provide fair values for certain securities, including securities of companies in emerging markets.  When fair value pricing is employed, the value of the portfolio security used to calculate the Funds’ NAVs may differ from quoted or official closing prices, and the proceeds received upon disposal of such securities may differ from their recorded value.

Table of Contents - Statement of Additional Information

Each investor in each Fund may add to or reduce his or its investment in that Fund on each day the NYSE is open for trading. The value of each investor’s interest in each Fund will be determined as of the close of regular trading on the NYSE by multiplying the NAV of that Fund by the percentage, effective for that day, that represents that investor’s share of the aggregate interests in the Fund. Any additions or withdrawals to be effected on that day will then be effected. The investor’s percentage of the aggregate beneficial interests in that Fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor’s investment in the Fund as of the time of determination on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor’s investment in the Fund effected on such day, and (ii) the denominator of which is the aggregate NAV of the Fund as of such time on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Fund by all investors in the Fund. The percentage so determined will then be applied to determine the value of the investor’s interest in the Fund after the close of regular trading on the NYSE on the next determination of NAV of that Fund. In addition, the Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s designee receives the order.

DIVIDENDS AND TAX STATUS

The following is intended to be a general summary of certain federal income tax consequences of investing in one or more Funds. It is not intended to be a complete discussion of all such tax consequences, nor does it purport to deal with all types of investors and should not be construed as tax advice. Investors are therefore advised to consult with their own tax advisors before making an investment in a Fund.

Fund Taxation

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Qualification as a regulated investment company requires, among other things, that (1) at least 90% of each Fund’s annual gross income be derived from payments with respect to securities loans, interest, dividends and gains from the sale or other disposition of stock, securities, or foreign currencies,  other income (including, but not limited to, gains from options, futures or forward contracts) in connection with its business of investing in such stock, securities, or currencies, and net income derived from interests in qualified publicly traded partnerships; and (2) each Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer or of two or more issuers controlled by the Fund that are engaged in the same, similar or related trades or businesses or the securities of one or more qualified publicly traded partnerships.

As a regulated investment company, in any fiscal year in which a Fund distributes at least 90% of its net investment income (i.e., the Fund’s investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid), such Fund (but not its shareholders) will generally be relieved of paying U.S. federal income taxes on its net investment income and net capital gain (i.e., the Fund’s net long-term capital gain in excess of the sum of net short-term capital loss and capital loss carryovers from prior years, if any) that it distributes to shareholders. However, a Fund will be subject to federal income tax on any undistributed net investment income and net capital gain.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax payable by the Fund. To prevent imposition of this excise tax, the Fund must distribute to its shareholders, during each calendar year, at least 98% of its ordinary income for that calendar year, at least 98.2% of the excess of its capital gains over its capital losses for the one-year period ending October 31 in such calendar year, and all undistributed ordinary income and capital gains from preceding year(s), if any. The Funds intend to meet these distribution requirements in order to avoid this excise tax liability.

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If in any taxable year a Fund fails to qualify as a regulated investment company under the Code, the Fund will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify as a regulated investment company, the Fund’s distributions, to the extent derived from its current or accumulated earnings and profits, will constitute dividends which although generally eligible for the dividends received deduction available to corporate shareholders, will be taxable to shareholders as ordinary income, even though such distributions might otherwise, at least in part, have been treated as long-term capital gain in such shareholders’ hands. Furthermore, in such event, non-corporate shareholders of the Fund generally would be able to treat such distributions as “qualified dividend income” eligible for reduced rates of federal income taxation.

A Fund’s transactions in certain forward and futures contracts, hedged investments and options will be subject to special provisions of the Code that, among other things, may affect the character of gain or loss realized by the Fund (i.e., may affect whether gain or loss is ordinary or capital), accelerate recognition of income to the Fund, defer Fund losses, and affect the determination of whether capital gain and loss is characterized as long-term or short-term capital gain or loss. These rules could therefore affect the character, amount and timing of distributions to shareholders. For example, at the end of each year, certain investments held by a Fund must be “marked to market” for federal income tax purposes; that is, they are treated as having been sold at their fair market value, which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirement for avoiding income and excise taxes.

Options held by a Fund at the end of each fiscal year on a broad-based stock index are treated under the Code as Section 1256 contracts and will be required to be marked-to-market for federal income tax purposes. Sixty percent of any net gain or loss recognized on such deemed sales or on any actual sales will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss (“60/40 gain or loss”). Certain other options, futures contracts and options on futures contracts utilized by the Funds are also Section 1256 contracts.  These Section 1256 contracts held by the Funds at the end of each taxable year (and on October 31 of each year for purposes of the 4% excise tax) are also “marked-to-market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss, together with the gain or loss on actual sales, is treated as a 60/40 gain or loss.

If a Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, a Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to avoid federal income and excise taxes. Therefore, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

A Fund may also acquire market discount bonds.  A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond).  If a Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount unless the Fund elects to include the market discount in income as it accrues.

A Fund’s investment in lower-rated or unrated debt securities may present issues for the Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.

A Fund’s entry into a short sale transaction, an option or certain other contracts could be treated as the constructive sale of an appreciated financial position, causing the Fund to realize gain, but not loss, on the position.

The application of certain requirements for qualification as a regulated investment company and the application of certain other federal income tax rules may be unclear in some respects in connection with investments in certain derivatives and other investments. As a result, a Fund may be required to limit the extent to which it invests in such investments and it is also possible that the Internal Revenue Service (the “IRS”) may not agree with a Fund’s treatment of such investments. In addition, the tax treatment of derivatives and certain other investments may be affected by future legislation, Treasury Regulations and guidance issued by the IRS (which could apply retroactively) that could affect the timing, character and amount of a Fund’s income and gains and distributions to shareholders, affect whether a Fund has made sufficient distributions and otherwise satisfied the requirements to maintain its qualification as a regulated investment company and avoid federal income and excise taxes or limit the extent to which a Fund may invest in certain derivatives and other investments in the future.

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Generally, the character of the income or capital gains that a Fund receives from another investment company will pass through to the Fund’s shareholders as long as the Fund and the other investment company each qualify as regulated investment companies under the Code.  However, to the extent that another investment company that qualifies as a regulated investment company realizes net losses on its investments for a given taxable year, a Fund will not be able to recognize its share of those losses until it disposes of shares of such investment company.  Moreover, even when a Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as an ordinary deduction.  In particular, a Fund will not be able to offset any capital losses from its dispositions of shares of other investment companies against its ordinary income.  As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that a Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the investment companies in which it invests, rather than investing in shares of the investment companies.  For similar reasons, the character of distributions from a Fund (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment companies in which it invests.

A Fund may invest to a limited degree in MLPs that are treated as qualified publicly traded partnerships for federal income tax purposes. Net income derived from an interest in a qualified publicly traded partnership is included in the sources of income from which a regulated investment company may derive 90% of its gross income. However, no more than 25% of the value of a regulated investment company’s total assets at the end of each fiscal quarter may be invested in securities of qualified publicly traded partnerships. If an MLP in which a Fund invests is taxed as a partnership for federal income tax purposes, the Fund will be taxable on its allocable share of the MLP’s income regardless of whether the Fund receives any distribution from the MLP. Thus, a Fund may be required to sell other securities in order to satisfy the distribution requirements to qualify as a regulated investment company and to avoid federal income and excise taxes. Distributions to a Fund from an MLP that is taxed as a partnership for federal income tax purposes will constitute a return of capital to the extent of the Fund’s basis in its interest in the MLP. If a Fund’s basis is reduced to zero, distributions will constitute capital gain for federal income tax purposes.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liability denominated in a foreign currency and the time the Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also may be treated as ordinary gain or loss. These gains and losses, referred to under the Code as “Section 988” gains or losses, may increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

To the extent a Fund invests in foreign securities, it may be subject to withholding and other taxes imposed by foreign countries. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. Because the amount of a Fund’s investments in various countries will change from time to time, it is not possible to determine the effective rate of such taxes in advance.  Shareholders may be entitled to claim U.S. foreign tax credits with respect to such taxes, subject to certain provisions and limitations contained in the Code. Specifically, if more than 50% of the value of a Fund’s total assets at the close of any taxable year consists of stock or securities in foreign corporations, the Fund may be eligible to file an election with the IRS pursuant to which shareholders of the Fund will be required to (i) include in gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Fund even though not actually received, (ii) treat such respective pro rata shares as foreign income taxes paid by them, and (iii) deduct such pro rata shares in computing their U.S. federal taxable income, or, alternatively, use them as foreign tax credits against their U.S. federal income tax liability, subject in both cases to applicable limitations. Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of foreign taxes paid by a Fund, although such shareholders may be able to claim a credit for foreign taxes paid and in any event will be required to include their share of such taxes in gross income. Tax-exempt shareholders will not ordinarily benefit from this election relating to foreign taxes. Each year, a Fund will notify shareholders of the amount of each shareholder’s pro rata share of foreign income taxes paid by the Fund, if the Fund qualifies to pass along such credit.  If a Fund does not make such an election, the net investment income of the Fund will be reduced by the foreign taxes paid by the Fund and shareholders will not be required to include in their gross income and will not be able to claim a credit or deduction for their pro rata share of foreign taxes paid by the Fund.

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A Fund’s investments in REIT equity securities may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for federal income tax purposes.  Investments in REIT equity securities also may require the Fund to accrue and distribute income not yet received.  To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold.  Dividends received by a Fund from a REIT will not qualify for the corporate dividends received deduction and generally will not constitute qualified dividend income.

Under a notice issued by the IRS, a portion of a Fund’s income from residual interests in real estate mortgage investment conduits (“REMICs”) or from a REIT (or other pass-through entity) that is attributable to the REIT’s residual interest in a REMIC or an equity interest in a taxable mortgage pool (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events.  This notice also provides that excess inclusion income of a regulated investment company, such as the Funds, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC or taxable mortgage pool interest directly.  In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a federal income tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax.  In addition, if at any time during any taxable year a “disqualified organization” (as defined by the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations.

As of June 30, 2015, the net capital loss carryovers for the Funds were as follows:

Diversified Value Fund1	$633,573,972
Large Cap Value Fund2	$1,057,018,542
Mid-Cap Value Fund	$ –
Small Cap Value Fund	$ –
Small Cap Diversified Value Fund	$ –
Global Value Fund	$ –
Value Opportunities Fund	$ –
Capital Income Fund	$ –
High Yield Fund	$ –
1	$392,036,711 expires on 6/30/2017 and $241,537,261 expires on 6/30/2018.
2	$614,422,104 expires on 6/30/2017 and $442,596,438 expires on 6/30/2018.

For net capital losses arising in taxable years beginning after December 22, 2010 (“post-enactment losses”), a Fund will generally be able to carry forward such capital losses indefinitely.  A Fund’s net capital losses from taxable years beginning on or prior to December 22, 2010, however, will remain subject to their current expiration dates and can be used only after the post-enactment losses.

Shareholder Taxation

Except for those shareholders exempt from federal income taxation, dividends and capital gains distributions are taxable to shareholders whether paid in cash or reinvested in additional shares of a Fund.  Except as provided below, dividends from net investment income are generally taxable to shareholders as ordinary income for federal income tax purposes. For individual and other noncorporate shareholders, a portion of such dividends may qualify to be treated as “qualified dividend income” subject to reduced rates of federal income taxation. Dividends received from REITs generally will not constitute qualified dividend income.  In addition, dividends from foreign corporations are not treated as “qualified dividend income” if the foreign corporation is not incorporated in a possession of the United States or is not eligible for the benefits of a comprehensive income tax treaty with the United States (unless the foreign corporation stock is readily tradable on an established securities market in the United States) or if the foreign corporation is a passive foreign investment company. Distributions of net capital gain (the excess of net long-term capital gains over net short-term capital losses) will be taxable to non-corporate shareholders at a maximum federal income tax rate of 20% without regard to how long a shareholder has held shares of a Fund.  Dividends paid by a Fund may also qualify in part for the 70% dividends-received deduction available to corporate shareholders, provided that certain holding period and other requirements under the Code are satisfied.  Generally, however, dividends received from most REITs and on stocks of certain foreign issuers are not eligible for the dividends-received deduction when distributed to a Fund’s shareholders.

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Distributions declared by a Fund during October, November or December to shareholders of record during such month and paid by January 31 of the following year will be taxable in the year they are declared, rather than the year in which they are received. Each Fund will notify its shareholders annually of the amount and type of dividends and distributions it paid.

A shareholder’s sale of shares of a Fund will be a taxable transaction if such person is subject to U.S. federal income tax. Shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received in exchange therefor. If such shares are held as a capital asset, the gain or loss will be a capital gain or loss. Such gain or loss will generally be treated as long-term capital gain or loss if the shares were held for more than one year and, if not held for such period, as short-term capital gain or loss. Any loss realized on a sale, redemption or exchange of shares of a Fund by a shareholder will be disallowed to the extent that shares disposed of are reacquired or other substantially identical stock or securities are acquired within a 61-day period beginning 30 days before and ending 30 days after the disposition of shares. In such a case, the basis of the shares reacquired will be adjusted to reflect the disallowed loss. Shares received in connection with the payment of a dividend by a Fund will generally constitute a reacquisition of shares for purposes of this loss disallowance rule. Any loss realized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received with respect to such shares.  A shareholder’s ability to utilize capital losses may be limited under the Code.

If a shareholder incurs a sales charge in acquiring shares of a Fund, disposes of those shares within 90 days and then acquires by January 31 of the calendar year following the calendar year in which the disposition occurred shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares.

The per share dividends on Class C shares will be lower than the per share dividends on Class I,  Class A and Class R shares of the same Fund, as a result of the distribution and service fees applicable to the Class C shares. Similarly, the per share dividends on Class A and Class R shares will be lower than the per share dividends on Class I shares as a result of the distribution and service fees applicable with respect to the Class A and Class R shares. The per share distributions of net capital gains, if any, will be paid in the same amount for each class of the same Fund.

A 3.8% Medicare tax is imposed on certain net investment income (including income dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

Each Fund may be required to withhold for U.S. federal income tax purposes, a portion of all distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or who fail to make required certifications, or if the Fund or a shareholder has been notified by the IRS that they are required to backup withhold. Any amounts withheld may be credited against such shareholder’s U.S. federal income tax liability.

Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding the application of federal, foreign, state and local taxes to their particular situation.

The foregoing discussion relates solely to U.S. federal income tax law as applied to U.S. investors. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of a Fund, including the possibility that distributions may be subject to a 30% U.S. withholding tax (or a reduced rate of withholding provided by an applicable treaty). However, effective for taxable years of a Fund beginning before January 1, 2015, the Fund is generally not required to withhold tax on any amounts paid to a non-U.S. investor with respect to dividends attributable to “qualified short-term gain” (i.e., the excess of net short-term capital gain over net long-term capital loss) designated as such by the Fund and dividends attributable to certain U.S. source interest income that would not be subject to federal withholding tax if earned directly by a non-U.S. person, provided such amounts are properly designated by the Fund.  A Fund may choose not to designate such amounts.  It is currently unclear whether Congress will extend this exemption for taxable years of a Fund beginning on or after January 1, 2015 or what the terms of any such extension would be.

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The Foreign Account Tax Compliance Act (“FATCA”) generally requires a Fund to obtain information sufficient to identify the status of each of its shareholders.  If a shareholder fails to provide this information or otherwise fails to comply with FATCA, a Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on Fund dividends and distributions and on the proceeds of the sale, redemption, or exchange of Fund shares.  A Fund may disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation. Each investor is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements with respect to the investor’s own situation, including investments through an intermediary.

GENERAL INFORMATION

Description of Shares

The Agreement and Declaration of Trust permits the Trustees to establish and designate separate portfolios or funds of the Trust holding the assets of the Trust, the beneficial interests in each of which are represented by a separate series of shares. The Trustees are permitted to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the particular Fund. Each share represents an interest in a Fund proportionately equal to the interest of each other share, except that the Class A, Class C and Class R shares are subject to distribution and service fees payable under the Distribution Plan. Upon the Trust’s liquidation, all shareholders would share pro rata in the net assets of the Fund in question available for distribution to shareholders. The Board of Trustees may create additional classes of shares if deemed in the best interest of shareholders. The Board of Trustees has created nine series of shares, and may create additional series in the future, which have separate assets and liabilities.

The Agreement and Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Agreement and Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Agreement and Declaration of Trust also provides that the Trust shall indemnify any shareholder for any loss arising out of a claim or demand relating to such person being or having been a shareholder.

Ten shareholders holding the lesser of $25,000 worth or one percent of the Trust’s shares may advise the Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee. The Trustees will then, if requested by the applicants, mail at the applicants’ expense the applicants’ communication to all other shareholders.

The Trust or any Fund may be terminated if approved by the vote of a majority of the Trustees. If not so terminated, the Trust will continue indefinitely.

Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a “majority” (as defined in the Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

Common expenses incurred by the Trust are allocated among the Funds based upon relative net assets or evenly among the Funds, depending on the nature of the expenditure.

Except for any amendment that is required to be approved by shareholders by the 1940 Act or by this registration statement, the Trustees may, without shareholder vote, restate, amend or otherwise supplement the Agreement and Declaration of Trust. Shareholders do not have preemptive or conversion rights. Shares, when issued pursuant to a Prospectus of a Fund, are fully paid and non-assessable.

Issuance of Fund Shares for Securities

Investors may purchase Fund shares for consideration consisting of securities rather than cash when, in the judgment of the Advisor, the securities: (a) meet the investment objective and policies of the Fund, (b) are liquid and not subject to restrictions on resale, and (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market.

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Redemption in-Kind

If the Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly in cash, a Fund may pay the redemption price in part by a distribution in-kind of readily marketable securities from the portfolio of the Fund, in lieu of cash. The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation the Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in-kind, the redeeming shareholder would incur brokerage costs in converting the assets into cash. Redemptions in kind are taxable for federal income tax purposes in the same manner as redemptions for cash.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP, 695 Town Center Drive, Suite 1200, Costa Mesa, California 92626, has been selected as the independent registered public accounting firm of the Fund. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

Custodian

Brown Brothers Harriman & Co., 50 Post Office Square, Boston, Massachusetts 02110, acts as custodian of each Fund’s assets (the “Custodian”). The Custodian is responsible for safeguarding and controlling a Fund’s cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund’s investments.

Transfer Agent

U.S. Bancorp Fund Services, LLC (“Transfer Agent”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as the Funds’ transfer agent pursuant to a transfer agency agreement and as the Funds’ fund accountant pursuant to a separate agreement. The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts.

Legal Counsel for the Trust and the Independent Trustees

Vedder Price P.C., 222 North LaSalle Street, Chicago, Illinois 60601, is counsel for the Trust and the Independent Trustees.

Reports to Shareholders

The fiscal year of each Fund ends on June 30 of each year. Each Fund sends to its shareholders at least semi-annually reports showing the Fund’s portfolio and other information. An annual report containing financial statements audited by the independent registered public accounting firm is sent to shareholders each year. After the end of each year, shareholders will receive federal income tax information regarding dividends and capital gains distributions. Only one copy of these reports is sent to the same household, unless a shareholder instructs otherwise.

Shareholder Inquiries

Shareholder inquiries may be addressed to a Fund at the address or telephone number set forth on the cover page of this SAI.

Additional Information

The Prospectus and this SAI do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which the Trust has filed with the Commission, Washington, D.C., under the Securities Act and the 1940 Act, to which reference is hereby made.

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Hotchkis & Wiley Capital Management, LLC has granted the Trust the right to use the “Hotchkis & Wiley” name and has reserved the right to withdraw its consent to the use of such name by the Trust at any time or to grant the use of such name to any other company.

Principal Holders and Control Persons

All Trustees and officers as a group owned (i) less than 1% of the outstanding shares of the Diversified Value Fund, the Large Cap Value Fund, the Mid-Cap Value Fund, the Small Cap Value Fund, the Small Cap Diversified Value Fund and the High Yield Fund, (ii) approximately 28.5% of the Global Value Fund, (iii) approximately 1.0% of the Value Opportunities Fund and (iv) approximately 1.7% of the Capital Income Fund, as of July 31, 2015. In addition, as of July 31, 2015, the Advisor owns the outstanding shares of the following funds: (1) approximately 4.2% of the Capital Income Fund, (ii) approximately 1.3% of the Global Value Fund, and (iii) approximately 0.7% of the Small Cap Diversified Value Fund. Shareholders who have the power to vote a large percentage of shares (at least 25% of the voting shares of a Fund) of a particular Fund can control the Fund and determine the outcome of a shareholder meeting.

To the knowledge of the Trust, the following entities owned 5% or more of the outstanding shares of a class of a Fund as of July 31, 2015:

Name of Fund
Name of Principal Holder

Diversified Value Fund	Class I	Class A	Class C

Charles Schwab & Company, Inc.* 101 Montgomery Street San Francisco, CA 94104		7.74%

LPL Financial Corporation* 9785 Towne Centre Drive San Diego, CA 92121		9.26%	5.58%

Merrill Lynch Pierce Fenner & Smith Inc.* 4800 Deer Lake Drive East, Floor 3 Jacksonville, FL 32246		12.28%	29.03%

National Financial Services Corp.* 200 Liberty Street New York, NY 10281	14.29%	50.39%

Pershing LLC* P.O. Box 2052 Jersey City, NJ 07303			9.65%

Wells Fargo Advisors, LLC*,*** 1 North Jefferson Avenue Saint Louis, MO 63103	76.41%	6.18%	22.31%

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Large Cap Value Fund	Class I	Class A	Class C	Class R

Charles Schwab & Company, Inc.* 101 Montgomery Street San Francisco, CA 94104	12.70%	11.38%

Edward D. Jones & Company* FBO Customers 12555 Manchester Road Saint Louis, MO 63131	36.83%

Hartford Life Insurance Company* P.O. Box 2999 Hartford, CT 06104		16.09%		34.02%

LPL Financial Corporation* 9785 Towne Centre Drive San Diego, CA 92121		6.96%

Merrill Lynch Pierce Fenner & Smith Inc.* 4800 Deer Lake Drive East, Floor 3 Jacksonville, FL 32246		16.23%	39.40%	37.41%

National Financial Services Corp.* 200 Liberty Street New York, NY 10281	22.83%	12.12%

Pershing LLC* P.O. Box 2052 Jersey City, NJ 07303		8.87%

Wells Fargo Advisors, LLC* 1 North Jefferson Avenue Saint Louis, MO 63103		6.13%	21.97%

Wilmington Trust RISC Custodian** FBO TTX Holdings Inc. 401(K) Plan P.O. Box 52129 Phoenix, AZ 85072				17.61%

Mid-Cap Value Fund	Class I	Class A	Class C	Class R

AssetMark Trust Company** FBO AssetMark Inc. & Mutual Clients FBO Other Custodial Clients 3200 North Central Avenue, Floor 7 Phoenix, AZ 85012		8.76%

CBNA Custodian** FBO Fringe Benefits Designs Retirement 6 Rhoads Drive, Suite 7 Utica, NY 13502				5.30%

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Mid-Cap Value Fund	Class I	Class A	Class C	Class R
Charles Schwab & Company, Inc.* 101 Montgomery Street San Francisco, CA 94104		12.44%	5.88%

Edward D. Jones & Company* FBO Customers 12555 Manchester Road Saint Louis, MO 63131	13.88%			10.67%

Merrill Lynch Pierce Fenner & Smith Inc.* 4800 Deer Lake Drive East, Floor 3 Jacksonville, FL 32246	6.78%	13.76%	39.31%	39.04%

National Financial Services Corp.* 200 Liberty Street New York, NY 10281	25.93%	24.39%		5.39%

Pershing LLC* P.O. Box 2052 Jersey City, NJ 07303		5.97%

PIMS/Prudential Retirement** As Nominee for the Trustee The City of Seattle Voluntary P.O. Box 34028 Seattle, WA 98124				9.86%

Wells Fargo Advisors, LLC* 1 North Jefferson Avenue Saint Louis, MO 63103	31.22%		17.69%

Small Cap Value Fund	Class I	Class A	Class C

Charles Schwab & Company, Inc.* 101 Montgomery Street San Francisco, CA 94104	8.95%	9.55%	7.19%

Great West Trust Company as Trustee** FBO The Pearson Retirement Plan 401(K) 11500 Outlook Street Overland Park, KS 66211	6.66%

LPL Financial Corporation* 9785 Towne Centre Drive San Diego, CA 92121		14.00%

Merrill Lynch Pierce Fenner & Smith Inc.*,*** 4800 Deer Lake Drive East, Floor 3 Jacksonville, FL 32246	29.93%	24.25%	37.37%

National Financial Services Corp.* 200 Liberty Street New York, NY 10281	16.68%	12.68%

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Small Cap Value Fund	Class I	Class A	Class C

Pershing LLC* P.O. Box 2052 Jersey City, NJ 07303	5.21%	11.65%	10.69%

Wells Fargo Advisors, LLC* 1 North Jefferson Avenue Saint Louis, MO 63103	9.25%		14.30%

Small Cap Diversified Value Fund	Class I	Class A

Charles Schwab & Company, Inc.* 101 Montgomery Street San Francisco, CA 94104		19.38%

Hotchkis & Wiley Capital Management, LLC** 725 South Figueroa Street, 39th Floor Los Angeles, CA 90017		80.62%

Stephens Investment Holdings LLC**,*** 111 Center Street Little Rock, AR 72201	98.08%

Global Value Fund	Class I	Class A

Charles Schwab & Company, Inc.* 101 Montgomery Street San Francisco, CA 94104		9.07%

Davis Family Trust**,*** 725 South Figueroa Street, 39th Floor Los Angeles, CA 90017	26.19%

Hotchkis & Wiley Capital Management, LLC** 725 South Figueroa Street, 39th Floor Los Angeles, CA 90017		73.44%

National Financial Services Corp.* 200 Liberty Street New York, NY 10281	9.07%	9.40%

Stephens Inc.* 111 Center Street Little Rock, AR 72201	18.01%

TD Ameritrade Trust Company* P.O. Box 17748 Denver, CO 80217	22.20%

Value Opportunities Fund	Class I	Class A	Class C

Charles Schwab & Company, Inc.* 101 Montgomery Street San Francisco, CA 94104	13.30%	18.68%	5.91%

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Value Opportunities Fund	Class I	Class A	Class C

Mac & Company* P.O. Box 3198 525 William Penn Place Pittsburgh, PA 15230	6.67%

Merrill Lynch Pierce Fenner & Smith Inc.*,*** 4800 Deer Lake Drive East, Floor 3 Jacksonville, FL 32246	37.02%	16.61%	27.19%

National Financial Services Corp.* 200 Liberty Street New York, NY 10281	8.30%	23.90%	7.29%

Pershing LLC* P.O. Box 2052 Jersey City, NJ 07303		14.89%	8.63%

Wells Fargo Advisors, LLC* 1 North Jefferson Avenue Saint Louis, MO 63103	9.96%		19.05%

Capital Income Fund	Class I	Class A

Charles Schwab & Company, Inc.* 101 Montgomery Street San Francisco, CA 94104	8.02%	13.64%

Hotchkis & Wiley Capital Management, LLC** 725 South Figueroa Street, 39th Floor Los Angeles, CA 90017	8.76%

LPL Financial Corporation* 9785 Towne Centre Drive San Diego, CA 92121		18.22%

Merrill Lynch Pierce Fenner & Smith Inc.* 4800 Deer Lake Drive East, Floor 3 Jacksonville, FL 32246	42.75%

National Financial Services Corp.*,*** 200 Liberty Street New York, NY 10281	6.66%	46.37%

Pershing LLC* P.O. Box 2052 Jersey City, NJ 07303		9.73%

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High Yield Fund	Class I	Class A	Class C

Charles Schwab & Company, Inc.* 101 Montgomery Street San Francisco, CA 94104	26.72%	10.85%

Edward D. Jones & Company* FBO Customers 12555 Manchester Road Saint Louis, MO 63131	6.00%

Merrill Lynch Pierce Fenner & Smith Inc.* 4800 Deer Lake Drive East, Floor 3 Jacksonville, FL 32246	9.06%		49.95%

MSCS Financial Services* 700 17th Street, Suite 300 Denver, CO 80202	9.04%

National Financial Services Corp.*,*** 200 Liberty Street New York, NY 10281	16.17%	78.64%

North American Banking Company** P.O. Box 2180 Tulsa, OK 74101	8.59%

Pershing LLC* P.O. Box 2052 Jersey City, NJ 07303			13.37%

UBS Financial Services Inc.** FBO Gregory L. Kay Living Trust 2623 North Bosworth Chicago, IL 60614			5.53%

*	Owner of record.
**	Beneficial owner.
***
Entity was the owner of record (although not necessarily the beneficial owner) of more than 25% of the outstanding shares of the Fund, and therefore may be presumed to "control" the Fund, as that term is defined by the 1940 Act.  As a control person of the Fund, such entity may, by voting its shares of the Fund, be able to determine the outcome of a shareholder vote on matters requiring shareholder approval.

FINANCIAL STATEMENTS

The audited financial statements of each Fund are incorporated into this SAI by reference to the Funds’ June 30, 2015 Annual Report. You may request a copy of the Annual Report at no charge by calling 1-866-HW-FUNDS (1-866-493-8637). Financial statements certified by the independent registered public accounting firm will be submitted to shareholders at least annually.

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APPENDIX A – PROXY VOTING POLICIES AND PROCEDURES

HOTCHKIS & WILEY CAPITAL MANAGEMENT

PURPOSE

The purpose of these Proxy Voting Policies and Procedures is to memorialize the procedures and policies adopted by Hotchkis & Wiley Capital Management, LLC (“H&W”) to enable the firm to comply with its accepted responsibilities and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (“Advisers Act”).

POLICY

H&W acts as discretionary investment adviser for various clients, including clients governed by the Employee Retirement Income Security Act of 1974 (“ERISA”). Unless a client (including a “named fiduciary” under ERISA) specifically reserves the right to vote its own proxies, H&W will vote proxies and act on all other corporate actions in sufficient time prior to their deadlines as part of its full discretionary authority over the assets.

In certain situations as permitted under the investment management agreement, H&W may consider written direction from a client on how to vote on a specific proxy proposal that would be applicable only to shares specifically owned by the respective client.  In this situation, the shares voted under client direction may not be consistent with proxies voted by H&W for other clients or with the established guidelines contained in these Proxy Voting Policies and Procedures.

When voting proxies for clients, H&W’s primary concern is that all decisions be made solely in the best interest of the shareholder (and for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA). H&W will act in a manner it deems prudent and diligent and which is intended to enhance the economic value of the assets of the account.

GUIDELINES

Each proxy issue will be considered individually.  The following guidelines are a partial list to be used in voting on proposals often contained in proxy statements, but will not be used as rigid rules. The voting policies below are subject to modification in certain circumstances and will be reexamined from time to time. With respect to matters that do not fit in the categories stated below, H&W will exercise its best judgment as a fiduciary to vote in the manner which will most enhance shareholder value.

Management Proposals

H&W recognizes that a company’s management is charged with day-to-day operations and, therefore, generally votes on routine business matters in favor of management’s positions.  Generally, in the absence of any unusual or non-routine information, the following items if recommended by management are likely to be supported:

•	Ratification of appointment of independent registered public accounting firm
•	General updating/corrective amendments to charter
•	Increase in common share authorization for a stock split or share dividend
•	Stock option plans that are incentive based and not excessive
•	Election of directors

The following items will always require company specific and case-by-case review and analysis when submitted by management to a shareholder vote:

•	Directors’ liability and indemnity proposals
•	Executive compensation plans
•	Mergers, acquisitions, and other restructurings submitted to a shareholder vote
•	Anti-takeover and related provisions

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Shareholder Proposals

Under ERISA standards, it is inappropriate to use (vote) plan assets to carry out social agendas or purposes. Thus, shareholder proposals are examined closely for their relationship to the best interest of beneficiaries, and economic impact.  In general, H&W will vote in accordance with the recommendation of the company’s board of directors on all shareholder proposals. However, H&W will support shareholder proposals that are consistent with H&W’s proxy voting guidelines for board-approved proposals.  For example, H&W will generally support a proposal requiring a majority vote for the election of directors.

Generally, shareholder proposals related to the following items are not supported:

•	Declassification of the board
•	Cumulative voting
•
Restrictions related to social, political, or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or vested interest impact.

•	Reports which are costly to provide or expenditures which are of a non-business nature or would provide no pertinent information from the perspective of shareholders.

Conflict of Interest

Conflicts of interest between H&W’s interests and its client’s interests may arise in the proxy decision process due to significant business or personal relationships between H&W or its managers, members, employees or affiliates and the company or its management.  If a potential conflict of interest arises, it will typically involve a proxy for a company that is also H&W’s client. In the event that any proxies raise a conflict of interest, the Proxy Oversight Committee (consisting of the Chief Operating Officer, Chief Compliance Officer, and Managing Director of Portfolio Services) will review H&W’s proposed votes to ensure that they are consistent with established guidelines and not prompted by any conflict of interest.

H&W may receive proxies for companies which are clients of Stephens Inc. (“Stephens”), a full service broker-dealer and investment bank and an affiliate of H&W.  Stephens does not directly or indirectly participate in H&W’s policies or decisions with respect to proxy voting.

H&W employees may own the same securities held by client accounts.  The employees vote their securities independently from H&W’s proxy voting policy.

The Proxy Oversight Committee will also review proposed proxy votes in situations where the H&W analyst with responsibility for proxy voting decision owns shares of the company and where the H&W analyst has an immediate family member (spouse, child, parent, or sibling) that is a corporate director or executive officer of the company.

PROCEDURES

All proxy solicitations from a company in which clients of H&W own shares are received by H&W’s Portfolio Services Department and routed to the analyst responsible for research into that company.  The analyst reviews the proxy statement and any reports from the independent third-party proxy research firm engaged by H&W with respect to the company.  Based on the information in the proxy statement and the proxy research firm’s reports, among other factors, the analyst will determine how to vote the proxies for that company.

H&W’s Portfolio Services Department is responsible for ensuring that all proxies received by H&W are voted in a timely manner, voted in a manner consistent with the proxy voting policies and voted consistently across all portfolios. The Portfolio Services Department is also responsible for ensuring that all corporate action notices or requests which require shareholder action received by H&W are addressed in a timely manner and consistent action is taken across all similarly situated client accounts.

On specific items where the analyst indicates that the board-approved recommendation and the proxy research firm’s recommendation do not agree, the analyst generally will determine to vote the proxies with the board-approved recommendation if it is consistent with the established guidelines.

Although many proxy proposals can be voted in accordance with the established guidelines, H&W’s analysts recognize that some proposals require special consideration, which may dictate that H&W make an exception to the broad guidelines.

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In the event of a conflict of interest or whenever an analyst is proposing to vote against the board-approved recommendations or against its established guidelines, the proposed vote will be submitted to the Proxy Oversight Committee, which will review the proxy voting determination to make sure that H&W’s vote is not prompted by any conflict of interest.

LIMITATIONS

If H&W is authorized to exercise proxy voting rights for a client account, H&W will vote the proxies for securities beneficially held by the custodian for the client portfolio as of the record date of the shareholder meetings (settlement date).  Securities not held by the custodian as of the record date (e.g., due to an unsettled purchase or securities lending) will not be voted by H&W.  In addition, H&W will not vote proxies if it does not receive adequate information from a client’s custodian in sufficient time to cast the vote.

H&W may determine not to vote proxies in respect of securities of any company (i) if H&W determines that it would be in the client’s overall best interest not to vote under the circumstances, such as when (a) the cost of voting exceeds the expected benefit to the client, (b) voting the client’s proxies will not have an effect on the outcome of the matter up for vote or (c) the matter up for vote will not impact the client’s economic interests, or (ii) if the security is no longer held in the clients’ portfolios by the proxy meeting date.  For example, to the extent that H&W receives proxies for securities that are transferred into a client’s portfolio that were not recommended or selected by H&W and have been sold or are expected to be sold promptly in an orderly manner (“legacy securities”), H&W will generally refrain from voting such proxies.  In such circumstances, since legacy securities have been sold or are expected to be sold promptly, H&W may determine that voting proxies on such securities would not further a client’s interest in maximizing the value of its investments.  H&W may consider an institutional client’s special request to vote a legacy security proxy and, if agreed, would vote such proxy in accordance with H&W’s guidelines.

Non-U.S. proxies (and particularly those in emerging markets) may involve a number of problems that restrict or prevent H&W’s ability to vote. As a result, a client account’s non-U.S. proxies will be voted on a best efforts basis only.

Fixed-income securities normally do not provide voting rights; however, special circumstances may occur that permit voting or responding to another type of corporate action.

Certain clients retain the responsibility for receiving and voting proxies for any and all securities maintained in client portfolios and receive their proxies or other solicitations directly from their custodian.  H&W will not vote the proxies for these securities in this case, but may provide advice to clients regarding the clients’ voting of proxies.

RECORD KEEPING

In accordance with Rule 204-2 under the Advisers Act, H&W will maintain for the time periods set forth in the Rule (i) these proxy voting procedures and policies, and all amendments thereto; (ii) all proxy statements received regarding client securities (provided however, that H&W may rely on the proxy statement filed on EDGAR as its records); (iii) a record of all votes cast on behalf of clients; (iv) records of all client requests for proxy voting information; (v) any documents prepared by H&W that were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) all records relating to requests made by clients regarding conflicts of interest in voting the proxy.

H&W will describe in its Part 2A of Form ADV (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting policies and procedures and advise clients how they may obtain information about how H&W voted their securities. Clients may obtain information about how their securities were voted or a copy of our Proxy Voting Policies and Procedures free of charge by written request addressed to H&W.  For its mutual fund clients, H&W will provide information about how H&W voted each mutual fund’s securities within the appropriate time frame for the public filing of Form N-PX within 60 days of June 30th.  Form N-PX for each mutual fund will be available without charge, upon request, by calling toll-free (866) 236-0050 and on the SEC’s website at www.sec.gov.

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APPENDIX B — DESCRIPTION OF RATINGS

Short-Term Credit Ratings

A Standard & Poor’s short-term issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days.  The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category and indicates that the obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics.  The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise.  For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period.  However, any stated grace period longer than five business days will be treated as five business days.  The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.  An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

           Local Currency and Foreign Currency Risks – Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings.  An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.  Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation.  Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention.  Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.  The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest short-term credit quality.  This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good short-term credit quality.  This designation indicates good intrinsic capacity for timely payment of financial commitments.

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“F3” – Securities possess fair short-term credit quality.  This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” – Securities possess speculative short-term credit quality.  This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high short-term default risk.  Default is a real possibility.

“RD” – Restricted default.  Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations.  Typically applicable to entity ratings only.

“D” – Default.  Indicates a broad-based default event for an entity, or the default of a short-term obligation.

The DBRS® Ratings Limited (“DBRS”) short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner.  Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims.  The R-1 and R-2 rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by DBRS for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality.  The capacity for the payment of short-term financial obligations as they fall due is exceptionally high.  Unlikely to be adversely affected by future events.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality.  The capacity for the payment of short-term financial obligations as they fall due is very high.  Differs from “R-1 (high)” by a relatively modest degree.  Unlikely to be significantly vulnerable to future events.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial.  Overall strength is not as favorable as higher rating categories.  May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events.  A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality.  There is a capacity for the payment of short-term financial obligations as they fall due.  May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality.  The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality.  There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” – Short-term debt rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur.  DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Long-Term Credit Ratings

The following summarizes the ratings used by Standard & Poor’s for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

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“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics.  “BB” indicates the least degree of speculation and “C” the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment.  The “CC” rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

“D” – An obligation rated “D” is in default or in breach of an imputed promise.  For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days.  The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.  An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“NR” – This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks - Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings.  An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of one year or more.  Such ratings reflect both the likelihood of default on contractually promised payments and the expected financial loss suffered in the event of default.  The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

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“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note:  Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.”  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality.  “AAA” ratings denote the lowest expectation of credit risk.  They are assigned only in cases of exceptionally strong capacity for payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality.  “AA” ratings denote expectations of very low credit risk.  They indicate very strong capacity for payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality.  “A” ratings denote expectations of low credit risk.  The capacity for payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality.  “BBB” ratings indicate that expectations of credit risk are currently low.  The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

“BB” – Securities considered to be speculative.  “BB” ratings indicate that there is an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” – Securities considered to be highly speculative.  “B” ratings indicate that material credit risk is present.

“CCC” – A “CCC” rating indicates that substantial credit risk is present.

“CC” – A “CC” rating indicates very high levels of credit risk.

“C” – A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “RD” or “D” ratings, but are instead rated in the “B” to “C” rating categories, depending upon their recovery prospects and other relevant characteristics.  Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

The DBRS long-term rating scale provides an opinion on the risk of default.  That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued.  Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims.  All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”.  The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category.  The following summarizes the ratings used by DBRS for long-term debt:

“AAA” -  Long-term debt rated “AAA” is of the highest credit quality.  The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” – Long-term debt rated “AA” is of superior credit quality.  The capacity for the payment of financial obligations is considered high.  Credit quality differs from “AAA” only to a small degree.  Unlikely to be significantly vulnerable to future events.

“A” – Long-term debt rated “A” is of good credit quality.  The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.”  May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality.  The capacity for the payment of financial obligations is considered acceptable.  May be vulnerable to future events.

“BB” – Long-term debt rated “BB” is of speculative, non-investment grade credit quality.  The capacity for the payment of financial obligations is uncertain.  Vulnerable to future events.

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“B” – Long-term debt rated “B” is of highly speculative credit quality.  There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations.  There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range.  Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” – A security rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur.  DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Municipal Note Ratings

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating.  Notes with an original maturity of more than three years will most likely receive a long-term debt rating.  In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

●	Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

●	Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

Moody’s uses the Municipal Investment Grade (“MIG”) scale to rate U.S. municipal bond anticipation notes of up to three years maturity.  Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity.  MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating.  MIG ratings are divided into three levels – “MIG-1” through “MIG-3” while speculative grade short-term obligations are designated “SG”.  The following summarizes the ratings used by Moody’s for short-term municipal obligations:

“MIG-1” – This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality.  Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality.  Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality.  Debt instruments in this category may lack sufficient margins of protection.

“NR” – Is assigned to an unrated obligation.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned:  a long or short-term debt rating and a demand obligation rating.  The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments.  The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”).  The second element uses a rating from a variation of the MIG rating scale called the Variable Municipal Investment Grade or “VMIG” scale.  The rating transitions on the VMIG scale differ from those on the Prime scale to reflect the risk that external liquidity support generally will terminate if the issuer’s long-term rating drops below investment grade.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

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“VMIG-1” – This designation denotes superior credit quality.  Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-2” – This designation denotes strong credit quality.  Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-3” – This designation denotes acceptable credit quality.  Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” – This designation denotes speculative-grade credit quality.  Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

“NR” – Is assigned to an unrated obligation.

About Credit Ratings

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs).  It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.  The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Moody’s credit ratings must be construed solely as statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities.

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations.  Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.  Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

DBRS credit ratings are opinions based on the quantitative and qualitative analysis of information sourced and received by DBRS, which information is not audited or verified by DBRS.  Ratings are not buy, hold or sell recommendations and they do not address the market price of a security.  Ratings may be upgraded, downgraded, placed under review, confirmed and discontinued.

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HOTCHKIS & WILEY FUNDS

PART C
OTHER INFORMATION

Item 28. Exhibits.

(a)	(i)
Agreement and Declaration of Trust dated July 23, 2001 was previously filed with Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A on August 27, 2004, and is incorporated herein by reference.

(ii) Certificate of Trust dated July 23, 2001, was previously filed with the Initial Registration Statement on Form N-1A on August 30, 2001, and is incorporated herein by reference.

(b)	By-laws were previously filed with Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A on August 29, 2012, and are incorporated herein by reference.

(c)	Instruments Defining Rights of Shareholders were previously filed with the Registration Statement on Form N-1A on August 30, 2001, and are incorporated herein by reference.

(d)	(i)
Amended and Restated Investment Advisory Agreement dated June 1, 2012 relating to the Hotchkis & Wiley Large Cap Value Fund was previously filed with Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A on August 29, 2012, and is incorporated herein by reference.

(ii)
Amended and Restated Investment Advisory Agreement dated June 1, 2012 relating to the Hotchkis & Wiley Mid-Cap Value Fund was previously filed with Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A on August 29, 2012, and is incorporated herein by reference.

(iii)
Amended and Restated Investment Advisory Agreement dated June 1, 2012 relating to the Hotchkis & Wiley Small Cap Value Fund was previously filed with Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A on August 29, 2012, and is incorporated herein by reference.

(iv)
Amended and Restated Investment Advisory Agreement dated June 1, 2012 relating to the Hotchkis & Wiley Value Opportunities Fund was previously filed with Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A on August 29, 2012, and is incorporated herein by reference.

(v)
Investment Advisory Agreement dated July 28, 2004 relating to the Hotchkis & Wiley Diversified Value Fund (formerly Core Value Fund) was previously filed with Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A on August 27, 2004, and is incorporated herein by reference.

(1)
Amendment No. 1 dated January 1, 2007, to the Investment Advisory Agreement was previously filed with Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A on August 29, 2007, and is incorporated herein by reference.

(vi)
Investment Advisory Agreement dated February 5, 2009, relating to the Hotchkis & Wiley High Yield Fund was previously filed with Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A on March 31, 2009, and is incorporated herein by reference.

(vii)
Investment Advisory Agreement dated November 17, 2010, relating to the Hotchkis & Wiley Capital Income Fund was previously filed with Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A on December 30, 2010, and is incorporated herein by reference.

(viii)
Investment Advisory Agreement dated November 19, 2012, relating to the Hotchkis & Wiley Global Value Fund was previously filed with Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A on December 28, 2012, and is incorporated herein by reference.

(ix)
Investment Advisory Agreement dated May 14, 2014, relating to the Hotchkis & Wiley Small Cap Diversified Value Fund was previously filed with Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A on June 30, 2014, and is incorporated herein by reference.

(e)
Distribution Agreement dated February 18, 2005, was previously filed with Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A on August 29, 2005, and is incorporated herein by reference.

(i)
Amendment dated August 15, 2005, to the Distribution Agreement was previously filed with Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A on August 29, 2005, and is incorporated herein by reference.

(ii)
Second Amendment dated February 6, 2006, to the Distribution Agreement was previously filed with Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A on August 29, 2006, and is incorporated herein by reference.

(iii)
Third Amendment dated January 1, 2008, to the Distribution Agreement was previously filed with Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A on August 29, 2008, and is incorporated herein by reference.

(iv)
Fourth Amendment dated February 5, 2009, to the Distribution Agreement was previously filed with Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A on March 31, 2009, and is incorporated herein by reference.

(v)
Fifth Amendment dated November 17, 2010, to the Distribution Agreement was previously filed with Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A on December 30, 2010, and is incorporated herein by reference.

(vi)
Sixth Amendment dated November 19, 2012 to the Distribution Agreement was previously filed with Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A on December 28, 2012, and is incorporated herein by reference.

(vii)
Seventh Amendment dated May 14, 2014 to the Distribution Agreement was previously filed with Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A on June 30, 2014, and is incorporated herein by reference.

(f)	Bonus or Profit Sharing Contracts – not applicable.

(g)
Custodian Agreement dated October 10, 2001, was previously filed with Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A on October 19, 2001, and is incorporated herein by reference.

(i)
First Amendment dated October 26, 2005, to the Custodian Agreement was previously filed with Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A on August 29, 2006, and is incorporated herein by reference.

(ii)
Revised Global Custody Fee Schedule dated November 1, 2007, to the Custodian Agreement was previously filed with Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A on August 29, 2008, and is incorporated herein by reference.

(iii)
Appendix A dated May 14, 2014 to the Custodian Agreement was previously filed with Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A on June 30, 2014, and is incorporated herein by reference.

(h)	Other Material Contracts:

(i)
Amended and Restated Fund Accounting Servicing Agreement dated October 26, 2005, was previously filed with Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A on August 29, 2006, and is incorporated herein by reference.

(1)
Amendment dated January 1, 2008, to the Amended and Restated Fund Accounting Servicing Agreement was previously filed with Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A on August 29, 2008, and is incorporated herein by reference.

(2)
Amendment dated February 5, 2009, to the Amended and Restated Fund Accounting Servicing Agreement was previously filed with Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A on March 31, 2009, and is incorporated herein by reference.

(3)
Amendment dated May 12, 2010 to the Amended and Restated Fund Accounting Servicing Agreement was previously filed with Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A on August 27, 2010, and is incorporated herein by reference.

(4)
Amendment dated November 17, 2010, to the Amended and Restated Fund Accounting Servicing Agreement was previously filed with Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A on December 30, 2010, and is incorporated herein by reference.

(5)
Amendment dated November 19, 2012,  to the Amended and Restated Fund Accounting Servicing Agreement was previously filed with Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A on December 28, 2012, and is incorporated herein by reference.

(6)
Amendment dated May 14, 2014 to the Amended and Restated Fund Accounting Servicing Agreement was previously filed with Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A on June 30, 2014, and is incorporated herein by reference.

(ii)
Transfer Agent Servicing Agreement dated October 19, 2001, was previously filed with Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A on October 19, 2001, and is incorporated herein by reference.

(1)
First Amendment dated July 24, 2002, to the Transfer Agent Servicing Agreement was previously filed with Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A on August 27, 2002, and is incorporated herein by reference.

(2)
Amendment dated October 1, 2003, to the Transfer Agent Servicing Agreement was previously filed with Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A on August 29, 2005, and is incorporated herein by reference.

(3)
Amendment dated January 6, 2004, to the Fund Accounting, Sub-Administration and Transfer Agent Servicing Agreements was previously filed with Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A on August 29, 2005, and is incorporated herein by reference.

(4)
Exhibit A dated August 25, 2004, to the Transfer Agent Servicing Agreement was previously filed with Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A on August 27, 2004, and is incorporated herein by reference.

(5)
Amendment dated October 25, 2004, to the Transfer Agent Servicing Agreement was previously filed with Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A on August 29, 2008, and is incorporated herein by reference.

(6)
Addendum dated September 7, 2007, to the Transfer Agent Servicing Agreement was previously filed with Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A on August 29, 2008, and is incorporated herein by reference.

(7)
Amendment dated January 1, 2008, to the Transfer Agent Servicing Agreement was previously filed with Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A on August 29, 2008, and is incorporated herein by reference.

(8)
Amendment dated February 5, 2009, to the Transfer Agent Servicing Agreement was previously filed with Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A on March 31, 2009, and is incorporated herein by reference.

(9)
Amendment dated November 17, 2010, to the Transfer Agent Servicing Agreement was previously filed with Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A on December 30, 2010, and is incorporated herein by reference.

(10)
Amendment dated November 19, 2012 to the Transfer Agent Servicing Agreement was previously filed with Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A on December 28, 2012, and is incorporated herein by reference.

(11)
Amendment dated May 14, 2014 to the Transfer Agent Servicing Agreement was previously filed with Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A on June 30, 2014, and is incorporated herein by reference.

(iii)
Fund Administration Servicing Agreement dated February 18, 2005, was previously filed with Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A on August 29, 2005, and is incorporated herein by reference.

(1)
First Amendment dated February 8, 2006, to the Fund Administration Servicing Agreement was previously filed with Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A on August 29, 2006, and is incorporated herein by reference.

(2)
Addendum dated August 23, 2006, to the Fund Administration Servicing Agreement was previously filed with Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A on August 29, 2006, and is incorporated herein by reference.

(3)
Amendment dated January 1, 2008, to the Fund Administration Servicing Agreement was previously filed with Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A on August 29, 2008, and is incorporated herein by reference.

(4)
Amendment dated February 5, 2009, to the Fund Administration Servicing Agreement was previously filed with Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A on March 31, 2009, and is incorporated herein by reference.

(5)
Amendment dated May 12, 2010 to the Fund Administration Servicing Agreement was previously filed with Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A on August 27, 2010, and is incorporated herein by reference.

(6)
Amendment dated November 17, 2010, to the Fund Administration Servicing Agreement was previously filed with Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A on December 30, 2010, and is incorporated herein by reference.

(7)
Amendment dated November 19, 2012 to the Fund Administration Servicing Agreement was previously filed with Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A on December 28, 2012, and is incorporated herein by reference.

(8)
Amendment dated May 14, 2014 to the Fund Administration Servicing Agreement was previously filed with Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A on June 30, 2014, and is incorporated herein by reference.

	(iv)	Amended and Restated Operating Expense Limitation Agreement - Filed herewith

(v)
License Agreement Relating to Use of Name dated October 17, 2001, was previously filed with Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A on October 19, 2001, and is incorporated herein by reference.

(vi)
Form of Trustee Indemnification Agreement was previously filed with Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A on August 29, 2007, and is incorporated herein by reference.

(i)	Opinion and Consent of Counsel – filed herewith.

(j)	Consent of Independent Registered Public Accounting Firm – filed herewith.

(k)	Omitted Financial Statements – not applicable.

(l)
Initial Capital Agreements dated October 17, 2001, were previously filed with Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A on October 19, 2001, and are incorporated herein by reference.

(m)
Amended Distribution Plan pursuant to Rule 12b-1 was previously filed with Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A on June 30, 2014, and is incorporated herein by reference.

(n)
Plan Pursuant to Rule 18f-3 dated February 5, 2009, was previously filed with Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A on August 28, 2009, and is incorporated herein by reference.

(o)	Reserved.

(p)	(i)
Joint Code of Ethics for Hotchkis & Wiley Funds and Hotchkis & Wiley Capital Management, LLC was previously filed with Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A on August 29, 2014, and is incorporated herein by reference.

(ii)
Code of Ethics for Access Persons of Quasar Distributors, LLC, was previously filed with Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A on August 29, 2014, and is incorporated herein by reference.

(q)
Power of Attorney dated November 17, 2010, was previously filed with Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A on December 30, 2010, and is incorporated herein by reference.

Item 29. Persons Controlled by or under Common Control with the Registrant.

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30. Indemnification.

As permitted by Section 17(h) and (i) of the Investment Company Act of 1940, as amended (the “1940 Act”), and pursuant to Sections 2, 3 and 4 of Article VII of the Registrant’s Agreement and Declaration of Trust (the “Declaration of Trust”) (Exhibit (a)(i) to this Registration Statement), Trustees, officers, employees and agents of the Trust will be indemnified to the maximum extent permitted by Delaware law and the 1940 Act.

Article VII, Sections 2 and 3 of the Declaration of Trust provide, inter alia, that no Trustee of the Registrant shall be liable to the Registrant, its holders, or to any other Trustee for any action or failure to act (including, without limitation, the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties.

Article VII, Section 2 of the Declaration of Trust provides:

Section 2. Indemnification and Limitation of Liability.  A Trustee, when acting in such capacity, shall not be personally liable to any Person, other than the Trust or a Shareholder to the extent provided in this Article VII, for any act, omission or obligation of the Trust, of such Trustee or of any other Trustee. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, Manager, advisor, sub-advisor or Principal Underwriter of the Trust. The Trust shall indemnify each Person who is, or has been, a Trustee, officer, employee or agent of the Trust and any Person who is serving or has served at the Trust’s request as a director, officer, trustee, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise to the extent and in the manner provided in the By-Laws. All persons extending credit to, contracting with or having any claim against the Trust or the Trustees shall look only to the assets of the Series that such person extended credit to, contracted with or has a claim against, or, if the Trustees have yet to establish Series, of the Trust for payment under such credit, contract or claim; and neither the Trustees nor the Shareholders, nor any of the Trust’s officers, employees or agents, whether past, present or future, shall be personally liable therefor. Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust or the Trustees by any of them in connection with the Trust shall conclusively be deemed to have been executed or done only in or with respect to his or her capacity as Trustee or Trustees and such Trustee or Trustees shall not be personally liable thereon. At the Trustees’ discretion, any note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or by any officer or officers may give notice that the Certificate of Trust is on file in the Office of the Secretary of State of the State of Delaware and that a limitation on liability of Series exists and such note, bond, contract, instrument, certificate or undertaking may, if the Trustees so determine, recite that the same was executed or made on behalf of the Trust by a Trustee or Trustees in such capacity and not individually or by an officer or officers in such capacity and not individually and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only on the assets and property of the Trust or a Series thereof, and may contain such further recital as such Person or Persons may deem appropriate. The omission of any such notice or recital shall in no way operate to bind any Trustees, officers or Shareholders individually.

Article 11, Section 3 of the Registrant’s By-laws further provides:

Section 3. Limitations, Settlements. No indemnification shall be provided hereunder to an agent:

(1)            who shall have been adjudicated by the court or other body before which the proceeding was brought to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office (collectively, “disabling conduct”); or

(2)            with respect to any proceeding disposed of (whether by settlement, pursuant to a consent decree or otherwise) without an adjudication by the court or other body before which the proceeding was brought that such agent was liable to the Trust or its Shareholders by reason of disabling conduct, unless there has been a determination that such agent did not engage in disabling conduct:

(i)	by the court or other body before which the proceeding was brought;

(ii)
by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the proceeding based upon a review of readily available facts as opposed to a full trial-type inquiry); or

(iii)
by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that indemnification shall be provided hereunder to an agent with respect to any proceeding in the event of (1) a final decision on the merits by the court or other body before which the proceeding was brought that the agent was not liable by reason of disabling conduct, or (2) the dismissal of the proceeding by the court or other body before which it was brought for insufficiency of evidence of any disabling conduct with which such agent has been charged.

As permitted by Article VII, Section 4 of the Declaration of Trust, the Trustees may maintain insurance for Trustees, officers, employees and agents in the amount the Trustees deem adequate.

Each Trustee has entered into an indemnification agreement (each, an “Indemnification Agreement”) with the Registrant (Exhibit (h)(vi) to this Registration Statement) which provides that the Registrant shall indemnify and hold harmless the Trustee against any expenses actually and reasonably incurred by the Trustee in any proceeding arising out of or in connection with the Trustee’s service to the Registrant, to the fullest extent permitted by the Declaration of Trust and By-laws of the Registrant, the Delaware Statutory Trust Act, the Securities Act of 1933, as amended, and the 1940 Act.  Each Trustee shall be indemnified against such expenses unless the Trustee is subject to such expenses by reason of the Trustee’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office as defined in Section 17(f) of the 1940 Act.

The Registrant hereby undertakes that it will apply the indemnification provisions of its Declaration of Trust and By-laws and the Indemnification Agreements in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Section 17(h) and 17(i) of such Act remain in effect and are consistently applied.

Item 31. Business and Other Connections of Investment Adviser.

See “Management of the Funds” in the Prospectus and “Management” in the Statement of Additional Information for information regarding the business of Hotchkis & Wiley Capital Management, LLC (the “Advisor”).  For information as to the business, profession, vocation or employment of a substantial nature of each director, officer or partner of the Advisor, reference is made to the Advisor’s Form ADV, as amended, (CRD number 114649) filed under the Investment Advisers Act of 1940, as amended, which is incorporated herein by reference.

Item 32.  Principal Underwriter.

(a)	Quasar Distributors, LLC, the Registrant’s principal underwriter, also acts as principal underwriter for the following investment companies:

Academy Funds Trust	Jacob Funds, Inc.
Advisors Series Trust	Jensen Portfolio, Inc.
Aegis Funds	Kirr Marbach Partners Funds, Inc.
Allied Asset Advisors Funds	LKCM Funds
Alpha Architect ETF Trust	LoCorr Investment Trust
Alpine Equity Trust	Lord Asset Management Trust
Alpine Income Trust	MainGate Trust
Alpine Series Trust	Managed Portfolio Series
Angel Oak Funds Trust	Matrix Advisors Value Fund, Inc.
Appleton Funds	Merger Fund
Barrett Opportunity Fund, Inc.	Monetta Trust
Brandes Investment Trust	Nicholas Family of Funds, Inc.
Bridge Builder Trust	Oaktree Funds
Bridges Investment Fund, Inc.	Permanent Portfolio Family of Funds, Inc.
Brookfield Investment Funds	Perritt Funds, Inc.
Brown Advisory Funds	PRIMECAP Odyssey Funds
Buffalo Funds	Professionally Managed Portfolios
CG Funds Trust	Prospector Funds, Inc.
Compass EMP Funds Trust	Provident Mutual Funds, Inc.
DoubleLine Funds Trust	Purisima Funds
ETF Series Solutions	Rainier Investment Management Mutual Funds
Evermore Funds Trust	RBC Funds Trust
FactorShares Trust	Stone Ridge Trust
First American Funds, Inc.	Stone Ridge Trust II
FundX Investment Trust	Stone Ridge Trust III
Glenmede Fund, Inc.	Thompson IM Funds, Inc.
Glenmede Portfolios	Trust for Professional Managers
Greenspring Fund, Inc.	Trust for Advised Portfolios
Guinness Atkinson Funds	USA Mutuals

Harding Loevner Funds, Inc.	Wall Street Fund, Inc.
Hennessy Funds Trust	Westchester Capital Funds
Hotchkis & Wiley Funds	Wisconsin Capital Funds, Inc.
Intrepid Capital Management Funds Trust	YCG Funds
IronBridge Funds, Inc.

(b)	The directors and executive officers of Quasar Distributors, LLC are as follows:

Name and Principal Business Address	Position and Offices with Quasar Distributors, LLC	Positions and Offices with Registrant
James R. Schoenike(1)	President, Board Member	None
Andrew M. Strnad(2)	Vice President, Secretary	None
Joe D. Redwine(1)	Board Member	None
Robert Kern(1)	Board Member	None
Susan LaFond(1)	Vice President, Treasurer	None
Joseph Bree(1)	Chief Financial Officer, Board Member	None
Teresa Cowan(1)	Senior Vice President, Assistant Secretary	None
John Kinsella(3)	Assistant Treasurer	None
Brett Scribner(3)	Assistant Treasurer	None
(1)This individual is located at 615 East Michigan Street, Milwaukee, Wisconsin, 53202.
(2)This individual is located at 6602 East 75th Street, Indianapolis, Indiana, 46250.
(3)This individual is located at 800 Nicollet Mall, Minneapolis, Minnesota, 55402.

(c)           Not applicable.

Item 33. Location of Accounts and Records.

The accounts, books and other documents required to be maintained by the Registrant pursuant to Section 31(a) of the 1940 Act and the rules promulgated thereunder are in the possession of Registrant or Registrant’s investment advisor, 725 South Figueroa Street, 39th Floor, Los Angeles, California 90017, or 400 South Hope Street, Los Angeles, California 90071 or One Mellon Center, 500 Grant Street, Pittsburgh, Pennsylvania 15258, or Registrant’s Transfer Agent, Fund Accountant and Fund Administrator, U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, and 1201 South Alma School Road, Suite 3000, Mesa, Arizona 85210, Registrant’s custodian, Brown Brothers Harriman & Co., 50 Post Office Square, Boston, Massachusetts 02110, or Registrant’s distributor, Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Item 34. Management Services.

Not applicable.

Item 35. Undertakings.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act and the 1940 Act, the Registrant certifies that this Post-Effective Amendment No. 36 to its Registration Statement meets all the requirements for effectiveness pursuant to Rule 485(b) of the Securities Act, and the Registrant has duly caused this Post-Effective Amendment No. 36 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in the City of Los Angeles and the State of California on August 28, 2015.

Hotchkis & Wiley Funds

/s/Anna Marie Lopez
Anna Marie Lopez
President

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 36 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

Randall H. Breitenbach*	Trustee	August 28, 2015
Randall H. Breitenbach

Robert L. Burch III*	Trustee	August 28, 2015
Robert L. Burch III

Alejandra C. Edwards*	Trustee	August 28, 2015
Alejandra C. Edwards

Marcy Elkind*	Trustee	August 28, 2015
Marcy Elkind

Robert Fitzgerald*	Trustee	August 28, 2015
Robert Fitzgerald

John A.G. Gavin*	Trustee	August 28, 2015
John A.G. Gavin

Donald Morrison*	Trustee	August 28, 2015
Donald Morrison

George H. Davis, Jr.*	Trustee	August 28, 2015
George H. Davis, Jr.

/s/Anna Marie Lopez	Principal Executive Officer	August 28, 2015
Anna Marie Lopez

/s/James Menvielle	Principal Financial and	August 28, 2015
James Menvielle	Accounting Officer

* By: /s/Anna Marie Lopez
Anna Marie Lopez
Attorney-in-fact pursuant to the Power of Attorney previously filed and incorporated by reference.

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

(h)(iv)	Amended and Restated Operating Expense Limitation Agreement

(i)	Opinion and Consent of Counsel

(j)	Consent of Independent Registered Public Accounting Firm